BUFFALO FUNDS

BUFFALO CHINA FUND  (BUFCX)

BUFFALO DISCOVERY FUND  (BUFTX)

BUFFALO FLEXIBLE INCOME FUND  (BUFBX)

BUFFALO GROWTH FUND  (BUFGX)

BUFFALO HIGH YIELD FUND  (BUFHX)

BUFFALO INTERNATIONAL FUND  (BUFIX)

BUFFALO LARGE CAP FUND  (BUFEX)

BUFFALO MICRO CAP FUND  (BUFOX)

BUFFALO MID CAP FUND  (BUFMX)

BUFFALO SMALL CAP FUND  (BUFSX)

Prospectus

June 29, 2012

The U.S. Securities and Exchange Commission (“SEC”) has not approved or disapproved of these securities or determined if this Prospectus is truthful or complete.  Any representation to the contrary is a criminal offense.

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SUMMARY SECTION

Buffalo China Fund

INVESTMENT OBJECTIVE

The investment objective of the Buffalo China Fund (“China Fund” or the “Fund”) is long-term growth of capital.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)
Redemption Fee (as a percentage of amount redeemed within 60 days of purchase)	2.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.50%
Other Expenses	0.30%
Total Annual Fund Operating Expenses	1.80%

Example.  This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
China Fund	$183	$566	$975	$2,116

Portfolio Turnover.  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance.  During the most recent fiscal year, the Fund’s portfolio turnover rate was 94% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The China Fund normally invests at least 80% of its net assets in equity securities of “China Companies,” as defined below, with the possibility of investments in convertible debt securities.  The Fund may invest in China Companies of any size.  The Fund considers China Companies to be those companies which meet at least one of the following criteria:

•
are organized under the laws of, or with a principal office in, the People’s Republic of China or its administrative and other districts, including Hong Kong (“China”) (including companies which may not have a substantial economic presence in China); or

•	issue securities for which the principal trading market is in China; or
•	derive at least 50% of their revenues or profits from goods produced or sold, investments made, or services performed in China, or which have at least 50% of their assets in China.

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In addition to its primary investments in common stocks, the China Fund may make equity investments in preferred stock, warrants, rights and securities convertible into common stock of China Companies, as well as interests in trusts or depositary receipts including ADRs, European Depositary Receipts (“EDRs”) or Global Depositary Receipts (“GDRs”) that represent indirect ownership interests in China Companies.  In addition to direct investments in securities of China Companies, the Fund may invest in other investment companies, including, but not limited to, exchange-traded funds (“ETFs”) that invest in China Companies.  The China Fund’s China Company portfolio securities are typically listed and traded in the United States (on the NASDAQ and NYSE) and Hong Kong (on the Hong Kong Stock Exchange), but the Fund is authorized to invest in China Companies traded on any recognized securities exchange, including China’s Class A-Share and B-Share market, Taiwan, Singapore or London exchanges.

The China Fund may also invest indirectly in China Companies through equity-linked notes or swap agreements, although these investments are limited to 30% of the Buffalo China Fund’s net assets.

The China Fund’s investments are selected with a value orientation and a long-term investment horizon.  The Fund’s portfolio managers primarily utilize a bottom-up approach, focusing initially on each company’s fundamental characteristics.  The Fund seeks to invest in companies with: strong profits and/or cash flow generation; strong financial characteristics and growth potential; undervalued assets; and/or strong management teams.  Once attractive candidates are identified, the China Fund seeks to invest in companies that are trading below their intrinsic values, as estimated by the Fund’s portfolio managers.

In addition to the China Fund’s main investments, the Fund may invest up to 20% of its net assets in domestic or foreign securities of companies that do not qualify as China Companies, but which the portfolio managers expect to benefit from developments in the Chinese economy.  Companies in which the Fund may invest may be in any sector and of any size market capitalization; provided that the Advisor believes that the company’s securities will appreciate in value as a result of developments in the Chinese economy.

PRINCIPAL RISKS

The China Fund cannot guarantee that it will achieve its investment objective. As with any mutual fund, the value of the Fund’s investments may fluctuate.  If the value of the China Fund’s investments decreases, the value of the Fund’s shares will also decrease and you may lose money.  The risks associated with the China Fund’s principal investment strategies are:

China Companies Risk – In addition to risks associated with investing in foreign securities, there are special risks associated with investments in China and Hong Kong, including exposure to currency fluctuations, less liquidity, expropriation, confiscatory taxation, nationalization, exchange control regulations, differing legal standards and rapid fluctuations in inflation and interest rates.  The Chinese government could, at any time, alter or discontinue any existing economic reform programs.

Market Risk – The value of the China Fund’s shares will fluctuate as a result of the movement of the overall stock market or of the value of the individual securities held by the China Fund, and you could lose money.

Management Risk – Management risk means that your investment in the China Fund varies with the success and failure of the Advisor’s investment strategies and the Advisor’s research, analysis and determination of portfolio securities.

Equity Market Risk – Equity securities held by the China Fund may experience sudden, unpredictable drops in value or long periods of decline in value due to general stock market fluctuations, increases in production costs, decisions by management or related factors.

Common Stocks.  Common stocks are susceptible to general stock market fluctuations and to volatile increases and decreases in value as market confidence in and perceptions of their issuers change.  Common stock is generally subject to greater risk than preferred stocks and debt obligations because holders of common stock generally have inferior rights to receive payments from issuers in comparison with the rights of the holders of other securities, bondholders and other creditors.

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Preferred Stock.  Preferred stock is subject to the risk that the dividend on the stock may be changed or omitted by the issuer, and that participation in the growth of an issuer may be limited.

Convertible Securities.  A convertible security is a fixed-income security (a debt instrument or a preferred stock) which may be converted at a stated price within a specified period of time into a certain quantity of the common stock of the same or a different issuer. The market value of a convertible security performs like that of a regular debt security, that is, if market interest rates rise, the value of the convertible security falls.

Warrants.  Investments in warrants involve certain risks, including the possible lack of a liquid market for resale of the warrants, potential price fluctuations as a result of speculation or other factors, and failure of the price of the underlying security to reach or have reasonable prospects of reaching a level at which the warrant can be prudently exercised (in which event the warrant may expire without being exercised, resulting in a loss of the Fund’s entire investment therein).

Rights.  The purchase of rights involves the risk that the Fund could lose the purchase value of a right if the right is not exercised prior to its expiration.  Also, the purchase of rights involves the risk that the effective price paid for the right added to the subscription price of the related security may exceed the value of the subscribed security’s market price.

Large-Cap Company Risk – Larger, more established companies may be unable to respond quickly to new competitive challenges and are sometimes unable to attain the high growth rates of successful smaller companies during periods of economic expansion.

Mid-Cap Company Risk – Investing in mid-cap companies may involve greater risk than investing in large-cap companies due to less management experience, financial resources, product diversification and competitive strengths.  Therefore, such securities may be more volatile and less liquid than large-cap companies.

Small-Cap Company Risk – Investing in small-cap companies may involve greater risk than investing in large- or mid-cap companies due to less management experience, financial resources, product diversification and competitive strengths.  Therefore, such securities may be more volatile and less liquid than mid- and large-cap companies.

Convertible Securities Risk – Convertible securities generally offer lower interest or dividend yields than non-convertible debt securities of similar quality.  The value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline.  The credit standing of the company and other factors also may have an effect on a convertible security’s investment value.

Debt Securities Risk – Interest rates may go up resulting in a decrease in the value of the debt securities held by the Fund.  Investments in debt securities include credit risk, which is the risk that an issuer will not make timely payments of principal and interest.  There is also the risk that a bond issuer may “call,” or repay, its high yielding bonds before their maturity dates.  Debt securities subject to prepayment can offer less potential for gains during a declining interest rate environment and similar or greater potential for loss in a rising interest rate environment.  Limited trading opportunities for certain debt securities may make it more difficult to sell or buy a security at a favorable price or time.

Shares of Other Investment Companies Risk – The Fund will indirectly bear fees and expenses charged by other investment companies in which the Fund invests, in addition to the Fund’s direct fees and expenses and, as a result, your cost of investing in the Fund will generally be higher than the cost of investing directly in the shares of the other investment companies.

ETF Risk – The Fund will bear the indirect fees and expenses charged by ETFs in which the Fund invests in addition to its own direct fees and expenses, as well as indirectly bearing the principal risks of those ETFs.  ETFs are subject to the risk that the market price of an ETF’s shares may trade at a discount to their net asset value or that an active trading market for an ETF’s shares may not develop or be maintained.

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Foreign Risk – Investing in securities of foreign corporations involves additional risks relating to: political, social, religious and economic developments abroad; market instability; fluctuations in foreign exchange rates; different regulatory requirements, market practices, accounting standards and practices; and less publicly available information about foreign issuers.  Additionally, these investments may be less liquid, carry higher brokerage commissions and other fees, and procedures and regulations governing transactions and custody in foreign markets also may involve delays in payment, delivery or recovery of money or investments.  Investments in common stocks of U.S. companies with international operations, and the purchase of sponsored or unsponsored ADRs, EDRs or GDRs carry similar risks.

American Depositary Receipts – Unsponsored ADRs held by the Fund are frequently under no obligation to distribute shareholder communications received from the underlying issuer.  For this and other reasons, there is less information available about unsponsored ADRs than sponsored ADRs.  Unsponsored ADRs are also not obligated to pass through voting rights to the Fund.  Investing in foreign companies, even indirectly through ADRs, may involve the same inherent risks as investing in securities of foreign issuers, as described above.

Emerging Markets Risk – Emerging markets are markets of countries, such as China, in the initial stages of industrialization and that generally have low per capita income.  In addition to the risks of foreign securities in general, emerging markets are generally more volatile, have relatively unstable governments, social and legal systems that do not protect shareholders, economies based on only a few industries and securities markets that are substantially smaller, less liquid and more volatile with less government oversight than more developed countries.

Currency Risk – When the China Fund buys or sells securities on a foreign stock exchange, the transaction is undertaken in the local currency rather than in U.S. dollars, which carries the risk that the value of the foreign currency will increase or decrease, which may impact the value of the China Fund’s portfolio holdings and your investment.  China and other countries may adopt economic policies and/or currency exchange controls that affect its currency valuations in a disadvantageous manner for U.S. investors and companies and restrict or prohibit the China Fund’s ability to repatriate both investment capital and income, which could place the China Fund’s assets at risk of total loss.

Geographic Concentration Risk – Because the China Fund invests its assets primarily in China Companies, it is subject to greater risks of adverse events that occur in that region, including political, social, religious or economic disruptions occurring in countries in which the China Fund is not invested.

Swap Agreement and Synthetic Instruments Risk – The China Fund’s investments in swap agreements and synthetic instruments may not be assigned without the consent of the counter-party, and may result in losses in the event of a default or bankruptcy of the counter-party.  As result, these securities may become illiquid.  Fluctuations in the values of synthetic instruments may not correlate perfectly with the overall securities markets.

PERFORMANCE

The performance information provides some indication of the risks of investing in the China Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns for one and five years and since inception compare with those of a broad measure of market performance and the returns of additional indexes of securities with characteristics similar to those that the Fund typically holds.  The performance information, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.  Updated performance information is available on the Fund’s website at http://www.buffalofunds.com/performance.html, or by calling the Fund toll-free at 1-800-49-BUFFALO (1-800-492-8332).

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state or local taxes.  Actual after-tax returns depend on each investor’s individual tax situation and may differ from those shown in the table.  The after-tax returns shown are not relevant to investors who own the China Fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan.

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CHINA FUND
Annual Total Return as of December 31 of Each Year

Calendar Year-to-Date Return (through March 31, 2012) = 7.13%
Best Quarter through December 31, 2010: June 30, 2009= 33.94%
Worst Quarter through December 31, 2010: September 30, 2008 = (30.07%)

Average Annual Total Returns for the periods ended December 31, 2011
	1 Year	5 Years	Since Inception (12/18/2006)
Buffalo China Fund
Return Before Taxes	-23.59%	-6.67%	-6.06%
Return After Taxes on Distributions	-23.47%	-7.21%	-6.60%
Return After Taxes on Distributions and Sale of Fund Shares	-15.19%	-5.67%	-5.17%
MSCI China Free Index (reflects no deduction for fees, expenses or taxes)	-18.41%	2.52%	4.23%
Hang Seng Index (reflects no deduction for fees, expenses or taxes)	-19.97%	-1.58%	-0.80%

MANAGEMENT

Investment Advisor. Kornitzer Capital Management, Inc. (“KCM”) is the China Fund’s investment advisor.

Co-Portfolio Managers. The China Fund is co-managed by a team of Portfolio Managers as follows:

Portfolio Manager	Years of Service with the Fund	Current Title
William Kornitzer	3.5	Portfolio Manager
Nicole Kornitzer	3.5	Portfolio Manager
Yulin Li	0.4	Portfolio Manager

For important information about the purchase and sale of Fund shares, tax information and financial intermediary compensation, please turn to “Purchase and Sale of Fund Shares, Taxes and Financial Intermediary Compensation” on page 43.

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Buffalo Discovery Fund

INVESTMENT OBJECTIVE

The investment objective of the Buffalo Discovery Fund (“Discovery Fund” or the “Fund”) is long-term growth of capital.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)
Redemption Fee (as a percentage of amount redeemed within 60 days of purchase)	2.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.00%
Other Expenses	0.01%
Acquired Fund Fees and Expenses	0.01%
Total Annual Fund Operating Expenses*	1.02%
*
Acquired Fund Fees and Expenses represent the indirect costs of the Fund’s investments in other investment companies.  The Total Annual Fund Operating Expenses for the Fund do not correlate to the ratio of expenses to average net assets listed in the Fund’s financial highlights, which reflects the operating expenses of the Fund and does not include the amount of the Fund’s proportionate share of the fees and expenses of other investment companies in which the Fund invests.

Example.  This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The example also assumes that your investment has a 5% return each year, and that the Fund’s operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Discovery Fund	$104	$325	$563	$1,248

Portfolio Turnover.  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These transaction and tax costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance.  During the most recent fiscal year, the Fund’s portfolio turnover rate was 52% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Discovery Fund principally invests in equity securities, including domestic common stock, preferred stock, convertible securities, warrants and rights of companies whose securities may increase in value due to the development, advancement or commercial application of innovative strategies.  Companies engaged in innovative strategies are those who, in the opinion of KCM, the Fund’s investment advisor, are engaged in the pursuit and practical application of knowledge to discover, develop and commercialize products, services or intellectual property.  The types of companies in which the Fund may invest range across all industries and all market capitalizations.  While the Fund’s investments will consist primarily of domestic securities, the Fund may invest up to 20% of its net assets in sponsored or unsponsored ADRs and securities of foreign companies that are traded on U.S. stock exchanges.

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In its security selection process for the Discovery Fund, the Advisor seeks to identify a broad range of companies in a diversified group of industries that are expected to benefit from innovation.  The Advisor also selects securities based upon: (1) fundamental analysis of industries and the economic cycle; (2) company-specific analysis, such as product cycles and the quality of management; (3) rigorous valuation analysis; and (4) a long-term perspective.  The Advisor may sell the Discovery Fund’s investments to secure gains, limit losses or reinvest in more promising investment opportunities.

PRINCIPAL RISKS

The Discovery Fund cannot guarantee that it will achieve its investment objective.  As with any mutual fund, the value of the Discovery Fund’s investments may fluctuate.  If the value of the Discovery Fund’s investments decreases, the value of the Fund’s shares will also decrease and you may lose money.  The risks associated with the Discovery Fund’s principal investment strategies are:

Market Risk – The value of the Discovery Fund’s shares will fluctuate as a result of the movement of the overall stock market or of the value of the individual securities held by the Discovery Fund, and you could lose money.

Management Risk – Management risk means that your investment in the Discovery Fund varies with the success and failure of the Advisor’s investment strategies and the Advisor’s research, analysis and determination of portfolio securities.

Equity Market Risk – Equity securities held by the Discovery Fund may experience sudden, unpredictable drops in value or long periods of decline in value due to general stock market fluctuations, increases in production costs, decisions by management or related factors.

Common Stocks.  Common Stocks are susceptible to general stock market fluctuations and to volatile increases and decreases in value as market confidence in and perceptions of their issuers change.  Common stock is generally subject to greater risk than preferred stocks and debt obligations because holders of common stock generally have inferior rights to receive payments from issuers in comparison with the rights of the holders of other securities, bondholders and other creditors.

Preferred Stock.  Preferred stock is subject to the risk that the dividend on the stock may be changed or omitted by the issuer, and that participation in the growth of an issuer may be limited.

Convertible Securities.  A convertible security is a fixed-income security (a debt instrument or a preferred stock) which may be converted at a stated price within a specified period of time into a certain quantity of the common stock of the same or a different issuer. The market value of a convertible security performs like that of a regular debt security, that is, if market interest rates rise, the value of the convertible security falls.

Warrants.  Investments in warrants involve certain risks, including the possible lack of a liquid market for resale of the warrants, potential price fluctuations as a result of speculation or other factors, and failure of the price of the underlying security to reach or have reasonable prospects of reaching a level at which the warrant can be prudently exercised (in which event the warrant may expire without being exercised, resulting in a loss of the Fund’s entire investment therein).

Rights.  The purchase of rights involves the risk that the Fund could lose the purchase value of a right if the right is not exercised prior to its expiration.  Also, the purchase of rights involves the risk that the effective price paid for the right added to the subscription price of the related security may exceed the value of the subscribed security’s market price.

Large-Cap Company Risk – Larger, more established companies may be unable to respond quickly to new competitive challenges and are sometimes unable to attain the high growth rates of successful, smaller companies during periods of economic expansion.

Mid-Cap Company Risk – Investing in mid-cap companies may involve greater risk than investing in large-cap companies due to less management experience, financial resources, product diversification and competitive strengths.  Therefore, such securities may be more volatile and less liquid than large-cap companies.

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Small-Cap Company Risk – Investing in small-cap companies may involve greater risk than investing in large- or mid-cap companies due to less management experience, financial resources, product diversification and competitive strengths.  Therefore, such securities may be more volatile and less liquid than mid- and large-cap companies.

Foreign Risk – Investing in securities of foreign corporations involves additional risks relating to: political, social, religious and economic developments abroad; market instability; fluctuations in foreign exchange rates; different regulatory requirements, market practices, accounting standards and practices; and less publicly available information about foreign issuers.  Additionally, these investments may be less liquid, carry higher brokerage commissions and other fees, and procedures and regulations governing transactions and custody in foreign markets also may involve delays in payment, delivery or recovery of money or investments.  Investments in common stocks of U.S. companies with international operations, and the purchase of sponsored or unsponsored ADRs carry similar risks.

American Depositary Receipts – Unsponsored ADRs held by the Fund are frequently under no obligation to distribute shareholder communications received from the underlying issuer.  For this and other reasons, there is less information available about unsponsored ADRs than sponsored ADRs.  Unsponsored ADRs are also not obligated to pass through voting rights to the Fund.  Investing in foreign companies, even indirectly through ADRs, may involve the same inherent risks as investing in securities of foreign issuers, as described above.

PERFORMANCE

The performance information provides some indication of the risks of investing in the Discovery Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns for one, five and ten years compare with those of a broad measure of market performance and the returns of additional indexes of securities with characteristics similar to those that the Fund typically holds.  The performance information, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.  Updated performance information is available on the Fund’s website at http://www.buffalofunds.com/performance.html, or by calling the Fund toll-free at 1-800-49-BUFFALO (1-800-492-8332).

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state or local taxes.  Actual after-tax returns depend on each investor’s individual tax situation and may differ from those shown in the table.  The after-tax returns shown are not relevant to investors who own the Discovery Fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan.

DISCOVERY FUND
Annual Total Return as of December 31 of Each Year

Calendar Year-to-Date Return (through March 31, 2012) = 19.86%
Best Quarter through December 31, 2010: June 30, 2003 = 28.95%
Worst Quarter through December 31, 2010: June 30, 2002 = (31.24%)

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Average Annual Total Returns for the periods ended December 31, 2011
	1 Year	5 Years	10 Years
Discovery Fund
Return Before Taxes	-0.69%	4.80%	5.68%
Return After Taxes on Distributions	-1.67%	4.26%	5.31%
Return After Taxes on Distributions and Sale of Fund Shares	0.84%	4.05%	4.92%
Russell 3000 Growth Index® (reflects no deduction for fees, expenses or taxes)	2.18%	2.46%	2.74%
Lipper MultiCap Growth Index® (reflects no deduction for fees, expenses or taxes)	-4.02%	0.87%	2.78%
NYSE Arca Tech 100 Index® (reflects no deduction for fees, expenses or taxes)	-0.75%	4.22%	4.59%
Lipper Science & Technology Funds Index® (reflects no deduction for fees, expenses or taxes)	-5.81%	2.73%	1.74%

The Russell 3000 Growth Index® replaced the NYSE Arca Tech 100 Index® as the primary benchmark index for the Fund to more accurately represent the Fund’s investment approach.  The Lipper MultiCap Growth Index® replaced the Lipper Science & Technology Funds Index® as the secondary benchmark index for the Fund in connection with the change of the Fund’s name and investment objective.

MANAGEMENT

Investment Advisor. Kornitzer Capital Management, Inc. (“KCM”) is the Discovery Fund’s investment advisor.

Co-Portfolio Managers. The Discovery Fund is co-managed by a team of Portfolio Managers as follows:

Portfolio Manager	Years of Service with the Fund	Current Title
Clay Brethour	11.5	Portfolio Manager
Dave Carlsen	8.5	Portfolio Manager
Elizabeth Jones	8.5	Portfolio Manager

For important information about the purchase and sale of Fund shares, tax information and financial intermediary compensation, please turn to “Purchase and Sale of Fund Shares, Taxes and Financial Intermediary Compensation” on page 43.

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Buffalo Flexible Income Fund

INVESTMENT OBJECTIVES

The investment objectives of the Buffalo Flexible Income Fund (“Flexible Income Fund” or the “Fund”) are the generation of high current income and, as a secondary objective, the long-term growth of capital.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)
Redemption Fee (as a percentage of amount redeemed within 60 days of purchase)	2.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.00%
Other Expenses	0.01%
Acquired Fund Fees and Expenses	0.02%
Total Annual Fund Operating Expenses*	1.03%
*
Acquired Fund Fees and Expenses represent the indirect costs of the Fund’s investments in other investment companies.  The Total Annual Fund Operating Expenses for the Fund do not correlate to the ratio of expenses to average net assets listed in the Fund’s financial highlights, which reflects the operating expenses of the Fund and does not include the amount of the Fund’s proportionate share of the fees and expenses of other investment companies in which the Fund invests.

Example.  This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Flexible Income Fund	$105	$328	$569	$1,259

Portfolio Turnover.  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance.  During the most recent fiscal year, the Fund’s portfolio turnover rate was 19% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

To pursue its investment objectives, the Flexible Income Fund invests in both debt and equity securities.  Debt securities can include government notes and bonds, mortgage and assets backed securities, bank debt, convertible debt securities, fixed and floating rate corporate debt securities, both rated and unrated, and higher-yielding, high-risk debt securities rated below investment grade by the major rating agencies (or in similar unrated securities), commonly known as “junk bonds.”  Equity securities can include common stocks, preferred stocks, rights, warrants and convertible preferred stocks.  With respect to its investments in equity securities, the Flexible Income Fund may invest in companies in any sector and of any size of market capitalization; provided, however, that Kornitzer Capital Management Inc., the Fund’s investment advisor (the “Advisor”), believes that an investment in the company’s securities is consistent with the Fund’s investment objectives.  The Fund may invest up to 20% of its net assets in sponsored or unsponsored American Depositary Receipts (“ADRs”) and securities of foreign companies that are traded on U.S. stock exchanges.

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The allocation of assets invested in each type of security is designed to balance income and long-term capital appreciation with reduced volatility of returns.  The Flexible Income Fund expects to change its allocation mix over time based on the Advisor’s view of economic conditions and underlying security values.  The Fund maintains a flexible investment policy which allows it to invest in debt securities with varying maturities.  However, it is anticipated that the dollar-weighted average maturity of debt securities that the Fund purchases will not exceed 15 years.

With respect to debt securities, the Advisor performs extensive fundamental investment research to identify investment opportunities for the Flexible Income Fund.  When evaluating investments and the credit quality of rated and unrated securities, the Advisor looks at a number of past, present and estimated future factors, including: (1) financial strength of the issuer; (2) cash flow; (3) management; (4) borrowing requirements; (5) sensitivity to changes in interest rates and business conditions; and (6) relative value.  The Flexible Income Fund relies on the Advisor to undertake a careful analysis to determine the creditworthiness of the issuers of rated debt (on debt ratings by Moody’s Investors Service, Inc. (“Moody’s) or Standard & Poor’s Ratings Group (“S&P”), as well as the issuers of debt not rated by Moody’s or S&P.  The Fund will not purchase a debt security that is rated less than Caa/CCC by Moody’s or S&P, respectively, and will only purchase an unrated debt security if the Advisor believes that the security is of at least B quality, subject to a limitation that the Fund may not hold more than 20% of its net assets in debt securities that are rated less than B or that are unrated.  The Fund has no limitations on principal, interest or reset terms on debt securities held in the Fund.

With respect to equity securities, the Advisor emphasizes dividend-paying stocks that over time have exhibited consistent growth of dividends.  The Advisor may sell the Flexible Income Fund’s investments to secure gains, limit losses or reinvest in more promising investment opportunities.

PRINCIPAL RISKS

The Flexible Income Fund cannot guarantee that it will achieve its investment objectives.  As with any mutual fund, the value of the Flexible Income Fund’s investments may fluctuate.  If the value of the Flexible Income Fund’s investments decreases, the value of the Fund’s shares will also decrease and you may lose money.  The risks associated with the Flexible Income Fund’s principal investment strategies are:

Market Risk – The value of the Flexible Income Fund’s shares will fluctuate as a result of the movement of the overall stock market and/or bond market or of the value of the individual securities held by the Flexible Income Fund, and you could lose money.

Management Risk – Management risk means that your investment in the Flexible Income Fund varies with the success and failure of the Advisor’s investment strategies and the Advisor’s research, analysis and determination of portfolio securities.

Equity Market Risk – Equity securities held by the Flexible Income Fund may experience sudden, unpredictable drops in value or long periods of decline in value due to general stock market fluctuations, decisions by management or other factors.

Common Stocks.  Common stocks are susceptible to general stock market fluctuations and to volatile increases and decreases in value as market confidence in and perceptions of their issuers change.  Common stock is generally subject to greater risk than preferred stocks and debt obligations because holders of common stock generally have inferior rights to receive payments from issuers in comparison with the rights of the holders of other securities, bondholders and other creditors.

Preferred Stock.  Preferred stock is subject to the risk that the dividend on the stock may be changed or omitted by the issuer, and that participation in the growth of an issuer may be limited.

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Convertible Securities.  A convertible security is a fixed-income security (a debt instrument or a preferred stock) which may be converted at a stated price within a specified period of time into a certain quantity of the common stock of the same or a different issuer. The market value of a convertible security performs like that of a regular debt security, that is, if market interest rates rise, the value of the convertible security falls.

Warrants.  Investments in warrants involve certain risks, including the possible lack of a liquid market for resale of the warrants, potential price fluctuations as a result of speculation or other factors, and failure of the price of the underlying security to reach or have reasonable prospects of reaching a level at which the warrant can be prudently exercised (in which event the warrant may expire without being exercised, resulting in a loss of the Fund’s entire investment therein).

Rights.  The purchase of rights involves the risk that the Fund could lose the purchase value of a right if the right is not exercised prior to its expiration.  Also, the purchase of rights involves the risk that the effective price paid for the right added to the subscription price of the related security may exceed the value of the subscribed security’s market price.

Large-Cap Company Risk – Larger, more established companies may be unable to respond quickly to new competitive challenges and are sometimes unable to attain the high growth rates of successful smaller companies during periods of economic expansion.

Mid-Cap Company Risk – Investing in mid-cap companies may involve greater risk than investing in large-cap companies due to less management experience, financial resources, product diversification and competitive strengths.  Therefore, such securities may be more volatile and less liquid than large-cap companies.

Small-Cap Company Risk – Investing in small-cap companies may involve greater risk than investing in large- or mid-cap companies due to less management experience, financial resources, product diversification and competitive strengths.  Therefore, such securities may be more volatile and less liquid than mid- and large-cap companies.

Foreign Risk – Investing in securities of foreign corporations involves additional risks relating to: political, social, religious and economic developments abroad; market instability; fluctuations in foreign exchange rates; different regulatory requirements, market practices, accounting standards and practices; and less publicly available information about foreign issuers.  Additionally, these investments may be less liquid, carry higher brokerage commissions and other fees, and procedures and regulations governing transactions and custody in foreign markets also may involve delays in payment, delivery or recovery of money or investments.  Investments in common stocks of U.S. companies with international operations, and the purchase of sponsored or unsponsored ADRs carry similar risks.

American Depositary Receipts – Unsponsored ADRs held by the Fund are frequently under no obligation to distribute shareholder communications received from the underlying issuer.  For this and other reasons, there is less information available about unsponsored ADRs than sponsored ADRs.  Unsponsored ADRs are also not obligated to pass through voting rights to the Fund.  Investing in foreign companies, even indirectly through ADRs, may involve the same inherent risks as investing in securities of foreign issuers, as described above.

Convertible Securities Risk – Convertible securities generally offer lower interest or dividend yields than non-convertible debt securities of similar quality.  The value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline.  The credit standing of the company and other factors also may have an effect on a convertible security’s investment value.

Debt Securities Risk – Interest rates may go up resulting in a decrease in the value of the debt securities held by the Fund.  Investments in debt securities include credit risk, which is the risk that an issuer will not make timely payments of principal and interest.  There is also the risk that a bond issuer may “call,” or repay, its high yielding bonds before their maturity dates.  Debt securities subject to prepayment can offer less potential for gains during a declining interest rate environment and similar or greater potential for loss in a rising interest rate environment.  Limited trading opportunities for certain debt securities may make it more difficult to sell or buy a security at a favorable price or time.

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High Yield Risk – The Flexible Income Fund invests in higher-yielding, high-risk bonds (“junk bonds”).  These lower-rated bonds have a greater degree of default risk.  Lower-rated securities may be issued by companies that are restructuring, are smaller and less credit worthy or are highly indebted, and tend to be less liquid and react more poorly to adverse economic and political changes, unfavorable investor perceptions and negative corporate developments.

PERFORMANCE

The performance information provides some indication of the risks of investing in the Flexible Income Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns for one, five and ten years compare with those of a broad measure of market performance and the returns of additional indexes of securities with characteristics similar to those that the Fund typically holds. The performance information, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.  Updated performance information is available on the Fund’s website at http://www.buffalofunds.com/performance.html, or by calling the Fund toll-free at 1-800-49-BUFFALO (1-800-492-8332).
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state or local taxes.  Actual after-tax returns depend on each investor’s individual tax situation and may differ from those shown in the table.  The after-tax returns shown are not relevant to investors who own the Flexible Income Fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan.

FLEXIBLE INCOME FUND
Annual Total Return as of December 31 of Each Year

Calendar Year-to-Date Return (through March 31, 2012) = 5.16%
Best Quarter through December 31, 2010: June 30, 2003 = 14.83%
Worst Quarter through December 31, 2010: December 31, 2008 = (20.62%)

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Average Annual Total Returns for the periods ended December 31, 2011
	1 Year	5 Years	10 Years
Flexible Income Fund
Return Before Taxes	9.63%	4.41%	6.29%
Return After Taxes on Distributions	8.78%	3.41%	5.33%
Return After Taxes on Distributions and Sale of Fund Shares	6.59%	3.36%	5.01%
Bank of America Merrill Lynch U.S. High Yield Master II Index® (reflects no deduction for fees, expenses or taxes)	4.38%	7.34%	8.59%
Lipper Mixed-Asset Target Allocation Moderate Funds Index® (reflects no deduction for fees, expenses or taxes)	0.37%	1.38%	4.06%
S&P 500 Index® and Bank of America Merrill Lynch High Yield Master II Index® Weighted Average (reflects no deduction for fees, expenses or taxes)	3.02%	2.79%	5.19%
Lipper Balanced Funds Index® (reflects no deduction for fees, expenses or taxes)	0.74%	1.80%	4.13%

The Bank of America Merrill Lynch U.S. High Yield Master II Index® replaced the S&P 500 Index® and Bank of America Merrill Lynch High Yield Master II Index® Weighted Average as the primary benchmark index for the Fund to more accurately represent the Fund’s investment approach.  Similarly, the Lipper Mixed-Asset Target Allocation Moderate Funds Index® replaced the Lipper Balanced Fund Index® as the secondary benchmark index to more accurately represent the Fund’s investment approach.

MANAGEMENT

Investment Advisor. Kornitzer Capital Management, Inc. (“KCM”) is the Flexible Income Fund’s investment advisor.

Co-Portfolio Managers. The Flexible Income Fund is co-managed by a team of Portfolio Managers as follows:

Portfolio Manager	Years of Service with the Fund	Current Title
John Kornitzer	9.5	Portfolio Manager
Paul Dlugosch	1.2	Portfolio Manager

For important information about the purchase and sale of Fund shares, tax information and financial intermediary compensation, please turn to “Purchase and Sale of Fund Shares, Taxes and Financial Intermediary Compensation” on page 43.

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Buffalo Growth Fund

INVESTMENT OBJECTIVE

The investment objective of the Buffalo Growth Fund (“Growth Fund” or the “Fund”) is long-term growth of capital.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)
Redemption Fee (as a percentage of amount redeemed within 60 days of purchase)	2.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.90%
Other Expenses	0.02%
Acquired Fund Fees and Expenses	0.01%
Total Annual Fund Operating Expenses*	0.93%
*
Acquired Fund Fees and Expenses represent the indirect costs of the Fund’s investments in other investment companies.  The Total Annual Fund Operating Expenses for the Fund do not correlate to the ratio of expenses to average net assets listed in the Fund’s financial highlights, which reflects the operating expenses of the Fund and does not include the amount of the Fund’s proportionate share of the fees and expenses of other investment companies in which the Fund invests.

Example.  This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Growth Fund	$95	$293	$515	$1,143

Portfolio Turnover.  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance.  During the most recent fiscal year, the Fund’s portfolio turnover rate was 46% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Growth Fund invests in domestic common stocks and other U.S. equity securities, including preferred stock, convertible securities, warrants and rights, with a goal of maintaining at least 75% of the equity weighting of the Fund’s portfolio in companies with market capitalizations greater than the median of the Russell 1000 Growth Index® or $5 billion, whichever is lower.  The capitalization of the Russell 1000 Growth Index® changes due to market conditions and changes with the composition of the index.  As of May 31, 2012, the median market capitalization of companies in the Russell 1000 Growth Index® was approximately $5.99 billion.  With respect to the remaining 25% of the equity weighting of the Fund’s portfolio, the Fund may invest in companies of any size, including, but not limited to, those with market capitalizations less than the lower of the median of the Russell 1000 Growth Index® or $5 billion.  While the Fund’s investments will consist primarily of domestic securities, the Fund may invest up to 20% of its net assets in sponsored or unsponsored ADRs and securities of foreign companies that are traded on U.S. stock exchanges.

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In its security selection process for the Growth Fund, the Advisor seeks to identify a broad range of companies in a diversified group of industries that are expected to benefit from long-term industry, technological or general market trends, as well as incremental growth and/or diversification from international expansion.  The Advisor also selects securities based upon: (1) fundamental analysis of industries and the economic cycle; (2) company-specific analysis, such as product cycles and the quality of management; and (3) rigorous valuation analysis; and (4) a long term perspective.  The Advisor may sell the Growth Fund’s investments to secure gains, limit losses or reinvest in more promising investment opportunities.

PRINCIPAL RISKS

The Growth Fund cannot guarantee that it will achieve its investment objective.  As with any mutual fund, the value of the Growth Fund’s investments may fluctuate.  If the value of the Growth Fund’s investments decreases, the value of the Fund’s shares will also decrease and you may lose money.  The risks associated with the principal investment strategies of the Growth Fund are:

Market Risk – The value of the Growth Fund’s shares will fluctuate as a result of the movement of the overall stock market and/or bond market of the value of the individual securities held by the Growth Fund, and you could lose money.

Management Risk – Management risk means that your investment in the Growth Fund varies with the success and failure of the Advisor’s investment strategies and the Advisor’s research, analysis and determination of portfolio securities.

Equity Market Risk – Equity securities held by the Growth Fund may experience sudden, unpredictable drops in value or long periods of decline in value due to general stock market fluctuations, decisions by management or related factors.

Common Stocks.  Common Stocks are susceptible to general stock market fluctuations and to volatile increases and decreases in value as market confidence in and perceptions of their issuers change.  Common stock is generally subject to greater risk than preferred stocks and debt obligations because holders of common stock generally have inferior rights to receive payments from issuers in comparison with the rights of the holders of other securities, bondholders and other creditors.

Preferred Stock.  Preferred stock is subject to the risk that the dividend on the stock may be changed or omitted by the issuer, and that participation in the growth of an issuer may be limited.

Convertible Securities.  A convertible security is a fixed-income security (a debt instrument or a preferred stock) which may be converted at a stated price within a specified period of time into a certain quantity of the common stock of the same or a different issuer. The market value of a convertible security performs like that of a regular debt security, that is, if market interest rates rise, the value of the convertible security falls.

Warrants.  Investments in warrants involve certain risks, including the possible lack of a liquid market for resale of the warrants, potential price fluctuations as a result of speculation or other factors, and failure of the price of the underlying security to reach or have reasonable prospects of reaching a level at which the warrant can be prudently exercised (in which event the warrant may expire without being exercised, resulting in a loss of a Fund’s entire investment therein).

Rights.  The purchase of rights involves the risk that a fund could lose the purchase value of a right if the right is not exercised prior to its expiration.  Also, the purchase of rights involves the risk that the effective price paid for the right added to the subscription price of the related security may exceed the value of the subscribed security’s market price.

Large-Cap Company Risk – Larger, more established companies may be unable to respond quickly to new competitive challenges and are sometimes unable to attain the high growth rates of successful, smaller companies during periods of economic expansion.

Mid-Cap Company Risk – Investing in mid-cap companies may involve greater risk than investing in large-cap companies due to less management experience, financial resources, product diversification and competitive strengths.  Therefore, such securities may be more volatile and less liquid than large-cap companies.

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Small-Cap Company Risk – Investing in small-cap companies may involve greater risk than investing in large- or mid-cap companies due to less management experience, financial resources, product diversification and competitive strengths.  Therefore, such securities may be more volatile and less liquid than mid- and large-cap companies.

Micro-Cap Company Risk – Investing in micro-cap companies may involve greater risk than investing in companies with larger capitalization due to less management experience, financial resources, product diversification and competitive strengths.  Therefore, such securities may be more volatile and less liquid than companies with larger capitalization.

Foreign Risk – Investing in securities of foreign corporations involves additional risks relating to: political, social, religious and economic developments abroad; market instability; fluctuations in foreign exchange rates; different regulatory requirements, market practices, accounting standards and practices; and less publicly available information about foreign issuers.  Additionally, these investments may be less liquid, carry higher brokerage commissions and other fees, and procedures and regulations governing transactions and custody in foreign markets also may involve delays in payment, delivery or recovery of money or investments.  Investments in common stocks of U.S. companies with international operations, and the purchase of sponsored or unsponsored ADRs carry similar risks.

American Depositary Receipts – Unsponsored ADRs held by the Fund are frequently under no obligation to distribute shareholder communications received from the underlying issuer.  For this and other reasons, there is less information available about unsponsored ADRs than sponsored ADRs.  Unsponsored ADRs are also not obligated to pass through voting rights to the Fund.  Investing in foreign companies, even indirectly through ADRs, may involve the same inherent risks as investing in securities of foreign issuers, as described above.

PERFORMANCE

The performance information provides some indication of the risks of investing in the Growth Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns for one, five and ten years compare with those of a broad measure of market performance and the returns of an additional index of securities with characteristics similar to those that the Fund typically holds.  The performance information, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.  Updated performance information is available on the Fund’s website at http://www.buffalofunds.com/performance.html, or by calling the Fund toll-free at 1-800-49-BUFFALO (1-800-492-8332).

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state or local taxes. Actual after-tax returns depend on each investor’s individual tax situation and may differ from those shown in the table.  The after-tax returns shown are not relevant to investors who own the Growth Fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan.

GROWTH FUND
Annual Total Return as of December 31 of Each Year

Calendar Year-to-Date Return (through March 31, 2012) = 13.35%
Best Quarter through December 31, 2010: June 30, 2009 = 20.57%
Worst Quarter through December 31, 2010: December 31, 2009 = (23.39%)

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Average Annual Total Returns for the periods ended December 31, 2011
	1 Year	5 Years	10 Years
Growth Fund
Return Before Taxes	-0.06%	3.57%	4.30%
Return After Taxes on Distributions	-0.34%	3.34%	4.12%
Return After Taxes on Distributions and Sale of Fund Shares	0.31%	3.04%	3.73%
Russell 1000 Growth Index® (reflects no deduction for fees, expenses or taxes)	2.64%	2.50%	2.60%
Lipper Large Cap Growth Funds Index® (reflects no deduction for fees, expenses or taxes)	-2.90%	0.85%	1.43%

MANAGEMENT

Investment Advisor. Kornitzer Capital Management, Inc. (“KCM”) is the Growth Fund’s investment advisor.

Co-Portfolio Managers. The Growth Fund is co-managed by a team of Portfolio Managers as follows:

Portfolio Manager	Years of Service with the Fund	Current Title
Kent Gasaway	17	Portfolio Manager
Clay Brethour	11.5	Portfolio Manager
Dave Carlsen	8.5	Portfolio Manager

For important information about the purchase and sale of Fund shares, tax information and financial intermediary compensation, please turn to “Purchase and Sale of Fund Shares, Taxes and Financial Intermediary Compensation” on page 43.

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Buffalo High Yield Fund

INVESTMENT OBJECTIVE

The investment objective of the Buffalo High Yield Fund (“High Yield Fund” or the “Fund”) is current income, with long-term growth of capital as a secondary objective.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)
Redemption Fee (as a percentage of amount redeemed within 180 days of purchase)	2.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.00%
Other Expenses	0.02%
Acquired Fund Fees & Expenses	0.01%
Total Annual Fund Operating Expenses*	1.03%
*
Acquired Fund Fees and Expenses represent the indirect costs of the Fund’s investments in other investment companies.  The Total Annual Fund Operating Expenses for the Fund do not correlate to the ratio of expenses to average net assets listed in the Fund’s financial highlights, which reflects the operating expenses of the Fund and does not include the amount of the Fund’s proportionate share of the fees and expenses of other investment companies in which the Fund invests.

Example.  This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
High Yield Fund	$105	$328	$569	$1,259

Portfolio Turnover.  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance.  During the most recent fiscal year, the Fund’s portfolio turnover rate was 21% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The High Yield Fund normally invests at least 80% of its net assets in higher-yielding, higher-risk debt securities rated below investment grade by the major rating agencies, or in similar unrated securities, (often referred to as “junk bonds”).  The Fund may invest in both rated and unrated debt from U.S. issuers, including U.S. government obligations.  The Fund invests in U.S. Treasury securities with maturities of 60 days or less.  Additionally, the Fund invests in U.S. Government money market funds.  While the Fund maintains flexibility to invest in bonds of varying maturities, the Fund generally holds bonds with intermediate-term maturities.  With respect to the remaining 20% of the Fund’s net assets, the High Yield Fund may invest in equity investments, including preferred stocks, convertible preferred stocks, and convertible debt securities.

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The Fund maintains a flexible investment policy which allows it to invest in debt securities with varying maturities.  However, it is anticipated that the dollar-weighted average maturity of debt securities that the Fund purchases will not exceed 15 years and that the average maturity of all securities that the Fund holds at any given time will be 10 years or less.  The lowest rated debt security that the Fund will hold is D quality (defaulted securities).  Although the Fund will not purchase D quality debt securities, the Fund may continue to hold these securities and will sell them at the Advisor’s discretion.  The Fund has no limitation on principal, interest or reset terms on debt securities held in the Fund.

The Advisor performs extensive fundamental investment research to identify investment opportunities for the Fund.  When evaluating investments and the credit quality of rated and unrated securities, the Advisor looks at a number of past, present and estimated future factors, including: (1) financial strength of the issuer; (2) cash flow; (3) management; (4) borrowing requirements; (5) sensitivity to changes in interest rates and business conditions; and (6) relative value.  The Buffalo High Yield Fund relies on the Advisor to undertake a careful analysis to determine the creditworthiness of the issuers of rated debt (on debt ratings by Moody’s or S&P, as well as the issuers of debt not rated by Moody’s or S&P.  The Advisor may sell the High Yield Fund’s investments to secure gains, limit losses or reinvest in more promising investment opportunities.

PRINCIPAL RISKS

The High Yield Fund cannot guarantee that it will achieve its investment objective.  As with any mutual fund, the value of the High Yield Fund’s investments may fluctuate.  If the value of the High Yield Fund’s investments decreases, the value of the Fund’s shares will also decrease and you may lose money.  The risks associated with the High Yield Fund’s principal investment strategies are:

High Yield Risk – The High Yield Fund invests in higher-yielding, high-risk bonds (“junk bonds”).  These lower-rated bonds have a greater degree of default risk.  Lower-rated securities may be issued by companies that are restructuring, are smaller and less credit worthy or are highly indebted, and tend to be less liquid and react more poorly to adverse economic and political changes, unfavorable investor perceptions and negative corporate developments.

Market Risk – The value of the High Yield Fund’s shares will fluctuate as a result of the movement of the overall stock or credit markets or of the value of the individual securities held by the High Yield Fund, and you could lose money.

Management Risk – Management risk means that your investment in the High Yield Fund varies with the success and failure of the Advisor’s investment strategies and the Advisor’s research, analysis and determination of portfolio securities.

Debt Securities Risk – Interest rates may go up resulting in a decrease in the value of the debt securities held by the Fund.  Investments in debt securities include credit risk, which is the risk that an issuer will not make timely payments of principal and interest.  There is also the risk that a bond issuer may “call,” or repay, its high yielding bonds before their maturity dates.  Debt securities subject to prepayment can offer less potential for gains during a declining interest rate environment and similar or greater potential for loss in a rising interest rate environment.  Limited trading opportunities for certain debt securities may make it more difficult to sell or buy a security at a favorable price or time.

U.S. Government Obligations Risk - The Fund may invest in securities issued, sponsored or guaranteed by the U.S. government, its agencies and instrumentalities.  However, no assurance can be given that the U.S. government will provide financial support to U.S. government-sponsored agencies or instrumentalities where it is not obligated to do so by law.

U.S. Treasury Securities Risk – A security backed by the U.S. Treasury or the full faith and credit of the United States is guaranteed only as to the timely payment of interest and principal when held to maturity, but the market prices for such securities are not guaranteed and will fluctuate.

Money Market Funds Risk – An investment in a money market fund is not a bank deposit and is not insured or guaranteed by any bank, the Federal Deposit Insurance Corporation (FDIC) or any other government agency.  Although money market funds seek to preserve the value of investments at $1.00 per share, it is possible for the High Yield Fund to lose money if shares of money market funds in which it invests fall below $1.00 per share.

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Preferred Stock Risk – Equity securities may experience sudden, unpredictable drops in value or long periods of decline in value due to general stock market fluctuations, increases in production costs, decisions by management or related factors.  Preferred stock, specifically, is subject to the risk that the dividend on the stock may be changed or omitted by the issuer, and that participation in the growth of an issuer may be limited.

Convertible Securities Risk – Convertible securities generally offer lower interest or dividend yields than non-convertible debt securities of similar quality.  The value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline.  The credit standing of the company and other factors also may have an effect on a convertible security’s investment value.

Foreign Risk – Investing in securities of foreign corporations involves additional risks relating to: political, social, religious and economic developments abroad; market instability; fluctuations in foreign exchange rates; different regulatory requirements, market practices, accounting standards and practices; and less publicly available information about foreign issuers.  Additionally, these investments may be less liquid, carry higher brokerage commissions and other fees, and procedures and regulations governing transactions and custody in foreign markets also may involve delays in payment, delivery or recovery of money or investments.  Investments in common stocks of U.S. companies with international operations, and the purchase of sponsored or unsponsored ADRs carry similar risks.

American Depositary Receipts – Unsponsored ADRs held by the Fund are frequently under no obligation to distribute shareholder communications received from the underlying issuer.  For this and other reasons, there is less information available about unsponsored ADRs than sponsored ADRs.  Unsponsored ADRs are also not obligated to pass through voting rights to the Fund.  Investing in foreign companies, even indirectly through ADRs, may involve the same inherent risks as investing in securities of foreign issuers, as described above.

PERFORMANCE

The performance information provides some indication of the risks of investing in the High Yield Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns for one, five and ten years compare with those of a broad measure of market performance and the returns of additional indexes of securities with characteristics similar to those that the Fund typically holds. The performance information, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.  Updated performance information is available on the Fund’s website at http://www.buffalofunds.com/performance.html, or by calling the Fund toll-free at 1-800-49-BUFFALO (1-800-492-8332).
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state or local taxes.  Actual after-tax returns depend on each investor’s individual tax situation and may differ from those shown in the table.  The after-tax returns shown are not relevant to investors who own the High Yield Fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan.

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HIGH YIELD FUND
Annual Total Return as of December 31 of Each Year

Calendar Year-to-Date Return (through March 31, 2012) = 5.33%
Best Quarter through December 31, 2010: June 30, 2009 = 16.98%
Worst Quarter through December 31, 2010: December 31, 2008 = (15.56%)

Average Annual Total Returns for the periods ended December 31, 2011
	1 Year	5 Years	10 Years
High Yield Fund
Return Before Taxes	3.54%	6.49%	7.17%
Return After Taxes on Distributions	1.41%	4.17%	5.03%
Return After Taxes on Distributions and Sale of Fund Shares	2.38%	4.18%	4.91%
Bank of America Merrill Lynch U.S. High Yield Master II Index (reflects no deduction for fees, expenses or taxes)	4.38%	7.34%	8.59%
Lipper High Yield Bond Funds Index® (reflects no deduction for fees, expenses or taxes)	2.85%	5.13%	7.08%

MANAGEMENT

Investment Advisor. Kornitzer Capital Management, Inc. (“KCM”) is the High Yield Fund’s investment advisor.

Co-Portfolio Managers. The High Yield Fund is co-managed by a team of Portfolio Managers as follows:

Portfolio Manager	Years of Service with the Fund	Current Title
Paul Dlugosch	9.5	Portfolio Manager
Alexander Hancock	9.5	Portfolio Manager
Jeffrey Sitzmann	9.5	Portfolio Manager

For important information about the purchase and sale of Fund shares, tax information and financial intermediary compensation, please turn to “Purchase and Sale of Fund Shares, Taxes and Financial Intermediary Compensation” on page 43.

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Buffalo International Fund

INVESTMENT OBJECTIVE

The investment objective of the Buffalo International Fund (“International Fund” or the “Fund”) is long-term growth of capital.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)
Redemption Fee (as a percentage of amount redeemed within 60 days of purchase)	2.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.00%
Other Expenses	0.14%
Acquired Fund Fees and Expenses	0.01%
Total Annual Fund Operating Expenses*	1.15%
*
Acquired Fund Fees and Expenses represent the indirect costs of the Fund’s investments in other investment companies.  The Total Annual Fund Operating Expenses for the Fund do not correlate to the ratio of expenses to average net assets listed in the Fund’s financial highlights, which reflects the operating expenses of the Fund and does not include the amount of the Fund’s proportionate share of the fees and expenses of other investment companies in which the Fund invests.

Example.  This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
International Fund	$117	$365	$633	$1,398

Portfolio Turnover.  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance.  During the most recent fiscal year, the Fund’s portfolio turnover rate was 29% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The International Fund invests primarily in equity securities of established companies that are economically tied to various countries throughout the world (excluding the U.S.).  The Fund may invest directly or indirectly in foreign securities or foreign currencies of both developed and developing countries.  For purposes of the International Fund’s investments, “foreign securities” means those securities issued by companies:

•	that are organized under the laws of, or with a principal office in, a country other than the U.S. and issue securities for which the principal trading market is in a country other than the U.S.; or
•
that derive at least 50% of their revenues or profits from goods produced or sold, investments made, or services provided in a country other than the U.S., or have at least 50% of their assets in a country other than the U.S.

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Under normal circumstances, the International Fund does not expect its investments in emerging markets to exceed 35% of its net assets.  Equity securities in which the International Fund will invest include common stocks, preferred stocks, convertible securities, warrants, rights and depositary receipts.  The Fund’s investments in depositary receipts may include sponsored or unsponsored ADRs, EDRs or GDRs.  The International Fund may invest in securities of companies of any size.

In selecting securities for the International Fund, the Advisor uses a bottom-up approach in choosing investments.  In its selection process, the Advisor seeks to identify a broad mix of foreign companies that are expected to benefit from longer-term industry, technological, or global trends.  The Advisor also selects securities based on: (1) fundamental analysis of industries and the economic cycle; (2) company-specific analysis such as product cycles and quality of management; and (3) rigorous valuation analysis.  In making portfolio selections for the International Fund, the Advisor will also consider the economic, political and market conditions of the various countries in which the Fund may invest.  The Advisor may sell the International Fund’s investments to secure gains, limit losses or reinvest in more promising investment opportunities.

PRINCIPAL RISKS

The International Fund cannot guarantee that it will achieve its investment objective.  As with any mutual fund, the value of the Fund’s investments may fluctuate.  If the value of the International Fund’s investments decreases, the value of the Fund’s shares will also decrease and you may lose money.  The risks associated with the International Fund’s principal investment strategies are:

Market Risk – The value of the Fund’s shares will fluctuate as a result of the movement of the overall stock market or of the value of the individual securities held by the Fund, and you could lose money.

Management Risk – Management risk means that your investment in the Fund varies with the success and failure of the Advisor’s investment strategies and the Advisor’s research, analysis and determination of portfolio securities.

Equity Market Risk – Equity securities held by the International Fund may experience sudden, unpredictable drops in value or long periods of decline in value due to general stock market fluctuations, increases in production costs, decisions by management or related factors.

Common Stocks.  Common stocks are susceptible to general stock market fluctuations and to volatile increases and decreases in value as market confidence in and perceptions of their issuers change.  Common stock is generally subject to greater risk than preferred stocks and debt obligations because holders of common stock generally have inferior rights to receive payments from issuers in comparison with the rights of the holders of other securities, bondholders and other creditors.

Preferred Stock.  Preferred stock is subject to the risk that the dividend on the stock may be changed or omitted by the issuer, and that participation in the growth of an issuer may be limited.

Convertible Securities.  A convertible security is a fixed-income security (a debt instrument or a preferred stock) which may be converted at a stated price within a specified period of time into a certain quantity of the common stock of the same or a different issuer. The market value of a convertible security performs like that of a regular debt security, that is, if market interest rates rise, the value of the convertible security falls.

Warrants.  Investments in warrants involve certain risks, including the possible lack of a liquid market for resale of the warrants, potential price fluctuations as a result of speculation or other factors, and failure of the price of the underlying security to reach or have reasonable prospects of reaching a level at which the warrant can be prudently exercised (in which event the warrant may expire without being exercised, resulting in a loss of the Fund’s entire investment therein).

Rights.  The purchase of rights involves the risk that the Fund could lose the purchase value of a right if the right is not exercised prior to its expiration.  Also, the purchase of rights involves the risk that the effective price paid for the right added to the subscription price of the related security may exceed the value of the subscribed security’s market price.

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Large-Cap Company Risk – Larger, more established companies may be unable to respond quickly to new competitive challenges and are sometimes unable to attain the high growth rates of successful, smaller companies during periods of economic expansion.

Mid-Cap Company Risk – Investing in mid-cap companies may involve greater risk than investing in large-cap companies due to less management experience, financial resources, product diversification and competitive strengths.  Therefore, such securities may be more volatile and less liquid than large-cap companies.

Small-Cap Company Risk – Investing in small-cap companies may involve greater risk than investing in large- or mid-cap companies due to less management experience, financial resources, product diversification and competitive strengths.  Therefore, such securities may be more volatile and less liquid than mid- and large-cap companies.

Foreign Risk – Investing in securities of foreign corporations involves additional risks relating to: political, social, religious and economic developments abroad; market instability; fluctuations in foreign exchange rates; different regulatory requirements, market practices, accounting standards and practices; and less publicly available information about foreign issuers.  Additionally, these investments may be less liquid, carry higher brokerage commissions and other fees, and procedures and regulations governing transactions and custody in foreign markets also may involve delays in payment, delivery or recovery of money or investments.  Investments in common stocks of U.S. companies with international operations, and the purchase of sponsored or unsponsored ADRs, EDRs and GDRs carry similar risks.

American Depositary Receipts – Unsponsored ADRs held by the Fund are frequently under no obligation to distribute shareholder communications received from the underlying issuer.  For this and other reasons, there is less information available about unsponsored ADRs than sponsored ADRs.  Unsponsored ADRs are also not obligated to pass through voting rights to the Fund.  Investing in foreign companies, even indirectly through ADRs, may involve the same inherent risks as investing in securities of foreign issuers, as described above.

Emerging Markets Risk – Emerging markets are markets of countries, such as China, the Philippines and India, in the initial stages of industrialization and that generally have low per capita income.  In addition to the risks of foreign securities in general, emerging markets are generally more volatile, have relatively unstable governments, social and legal systems that do not protect shareholders, economies based on only a few industries and securities markets that are substantially smaller, less liquid and more volatile with less government oversight than more developed countries.

Currency Risk – When the International Fund buys or sells securities on a foreign stock exchange, the transaction is undertaken in the local currency rather than in U.S. dollars, which carries the risk that the value of the foreign currency will increase or decrease, which may impact the value of the Fund’s portfolio holdings and your investment.  China and other countries may adopt economic policies and/or currency exchange controls that affect its currency valuations in a disadvantageous manner for U.S. investors and companies and restrict or prohibit the Fund’s ability to repatriate both investment capital and income, which could place the International Fund’s assets at risk of total loss.

Convertible Securities Risk – Convertible securities generally offer lower interest or dividend yields than non-convertible debt securities of similar quality.  The value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline.  The credit standing of the company and other factors also may have an effect on a convertible security’s investment value.

PERFORMANCE

The performance information provides some indication of the risks of investing in the International Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns for one year and since inception compare with those of a broad measure of market performance and the returns of additional indexes of securities with characteristics similar to those that the Fund typically holds.  The performance information, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.  Updated performance information is available on the Fund’s website at http://www.buffalofunds.com/performance.html, or by calling the Fund toll-free at 1-800-49-BUFFALO (1-800-492-8332).

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After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state or local taxes.  Actual after-tax returns depend on each investor’s individual tax situation and may differ from those shown in the table.  The after-tax returns shown are not relevant to investors who own the International Fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan.

INTERNATIONAL FUND
Annual Total Return as of December 31 of Each Year

Calendar Year-to-Date Return (through March 31, 2012) = 14.42%
Best Quarter through December 31, 2010: June 30, 2009 = 31.64%
Worst Quarter through December 31, 2010: September 30, 2008 = (21.68%)

Average Annual Total Returns for the periods ended December 31, 2011
	1 Year	Since Inception (9/28/2007)
International Fund
Return Before Taxes	-13.82%	-3.60%
Return After Taxes on Distributions	-13.75%	-3.55%
Return After Taxes on Distributions and Sale of Fund Shares	-8.74%	-2.89%
MSCI AC World Index Ex USA® (reflects no deduction for fees, expenses or taxes)	-13.71%	-7.00%
Lipper International Funds Index® (reflects no deduction for fees, expenses or taxes)	-14.48%	-7.52%

MANAGEMENT

Investment Advisor. Kornitzer Capital Management, Inc. (“KCM”) is the International Fund’s investment advisor.

Co-Portfolio Managers. The International Fund is co-managed by a team of Portfolio Managers as follows:

Portfolio Manager	Years of Service with the Fund	Current Title
William Kornitzer	4.5	Portfolio Manager
Nicole Kornitzer	4.5	Portfolio Manager

For important information about the purchase and sale of Fund shares, tax information and financial intermediary compensation, please turn to “Purchase and Sale of Fund Shares, Taxes and Financial Intermediary Compensation” on page 43.

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Buffalo Large Cap Fund

INVESTMENT OBJECTIVE

The investment objective of the Buffalo Large Cap Fund (“Large Cap Fund” or the “Fund”) is long-term growth of capital.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)
Redemption Fee (as a percentage of amount redeemed within 60 days of purchase)	2.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.90%
Other Expenses	0.06%
Acquired Fund Fees and Expenses	0.01%
Total Annual Fund Operating Expenses*	0.97%
*
Acquired Fund Fees and Expenses represent the indirect costs of the Fund’s investments in other investment companies.  The Total Annual Fund Operating Expenses for the Fund do not correlate to the ratio of expenses to average net assets listed in the Fund’s financial highlights, which reflects the operating expenses of the Fund and does not include the amount of the Fund’s proportionate share of the fees and expenses of other investment companies in which the Fund invests.

Example.  This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Large Cap Fund	$98	$309	$536	$1,190

Portfolio Turnover.  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance.  During the most recent fiscal year, the Fund’s portfolio turnover rate was 59% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Large Cap Fund normally invests at least 80% of its net assets in domestic common stocks, preferred stocks, convertible securities, warrants and rights of large capitalization (“large-cap”) companies.  The Large Cap Fund considers a company to be a large-cap company if, at time of purchase by the Fund, it has a market capitalization greater than or equal to the lesser of (1) $10 billion, or (2) the median market capitalization of companies in the S&P 500 Index®.  The capitalization of the S&P 500 Index® changes due to market conditions and changes with the composition of the S&P 500 Index®.  As of May 31, 2012, the median market capitalization of companies in the S&P 500 Index® was approximately $11.5 billion.  While the Fund’s investments will consist primarily of domestic securities, the Fund may invest up to 20% of its net assets in sponsored or unsponsored ADRs and securities of foreign companies that are traded on U.S. stock exchanges.

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In its selection process for the Large Cap Fund, the Advisor seeks to identify a broad mix of large-cap companies across many industries that are expected to benefit from long-term industry, technological or general market trends.  The Advisor also selects securities based upon: (1) fundamental analysis of industries and the economic cycle; (2) company-specific analysis such as product cycles and quality of management; and (3) rigorous valuation analysis.  The Advisor may sell the Large Cap Fund’s investments to secure gains, limit losses or reinvest in more promising investment opportunities.

PRINCIPAL RISKS

The Large Cap Fund cannot guarantee that it will achieve its investment objective.  As with any mutual fund, the value of the Large Cap Fund’s investments may fluctuate.  If the value of the Large Cap Fund’s investments decreases, the value of the Fund’s shares will also decrease and you may lose money.  The risks associated with the Large Cap Fund’s principal investment strategies are:

Market Risk – The value of the Large Cap Fund’s shares will fluctuate as a result of the movement of the overall stock market or of the value of the individual securities held by the Large Cap Fund, and you could lose money.

Management Risk – Management risk means that your investment in the Large Cap Fund varies with the success and failure of the Advisor’s investment strategies and the Advisor’s research, analysis and determination of portfolio securities.

Equity Market Risk – Equity securities held by the Large Cap Fund may experience sudden, unpredictable drops in value or long periods of decline in value due to general stock market fluctuations, increases in production costs, decisions by management or related factors.

Common Stocks.  Common stocks are susceptible to general stock market fluctuations and to volatile increases and decreases in value as market confidence in and perceptions of their issuers change.  Common stock is generally subject to greater risk than preferred stocks and debt obligations because holders of common stock generally have inferior rights to receive payments from issuers in comparison with the rights of the holders of other securities, bondholders and other creditors.

Preferred Stock.  Preferred stock is subject to the risk that the dividend on the stock may be changed or omitted by the issuer, and that participation in the growth of an issuer may be limited.

Convertible Securities.  A convertible security is a fixed-income security (a debt instrument or a preferred stock) which may be converted at a stated price within a specified period of time into a certain quantity of the common stock of the same or a different issuer. The market value of a convertible security performs like that of a regular debt security, that is, if market interest rates rise, the value of the convertible security falls.

Warrants.  Investments in warrants involve certain risks, including the possible lack of a liquid market for resale of the warrants, potential price fluctuations as a result of speculation or other factors, and failure of the price of the underlying security to reach or have reasonable prospects of reaching a level at which the warrant can be prudently exercised (in which event the warrant may expire without being exercised, resulting in a loss of the Fund’s entire investment therein).

Rights.  The purchase of rights involves the risk that the Fund could lose the purchase value of a right if the right is not exercised prior to its expiration.  Also, the purchase of rights involves the risk that the effective price paid for the right added to the subscription price of the related security may exceed the value of the subscribed security’s market price.

Large-Cap Company Risk – Larger, more established companies may be unable to respond quickly to new competitive challenges and are sometimes unable to attain the high growth rates of successful smaller companies during periods of economic expansion.

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Foreign Risk – Investing in securities of foreign corporations involves additional risks relating to: political, social, religious and economic developments abroad; market instability; fluctuations in foreign exchange rates; different regulatory requirements, market practices, accounting standards and practices; and less publicly available information about foreign issuers.  Additionally, these investments may be less liquid, carry higher brokerage commissions and other fees, and procedures and regulations governing transactions and custody in foreign markets also may involve delays in payment, delivery or recovery of money or investments.  Investments in common stocks of U.S. companies with international operations, and the purchase of sponsored or unsponsored ADRs carry similar risks.

American Depositary Receipts – Unsponsored ADRs held by the Fund are frequently under no obligation to distribute shareholder communications received from the underlying issuer.  For this and other reasons, there is less information available about unsponsored ADRs than sponsored ADRs.  Unsponsored ADRs are also not obligated to pass through voting rights to the Fund.  Investing in foreign companies, even indirectly through ADRs, may involve the same inherent risks as investing in securities of foreign issuers, as described above.

PERFORMANCE

The performance information provides some indication of the risks of investing in the Large Cap Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns for one, five and ten years compare with those of a broad measure of market performance and the returns of additional indexes of securities with characteristics similar to those that the Fund typically holds.  The performance information, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.  Updated performance information is available on the Fund’s website at http://www.buffalofunds.com/performance.html, or by calling the Fund toll-free at 1-800-49-BUFFALO (1-800-492-8332).

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state or local taxes.  Actual after-tax returns depend on each investor’s individual tax situation and may differ from those shown in the table.  The after-tax returns shown are not relevant to investors who own the Large Cap Fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan.

LARGE CAP FUND
Annual Total Return as of December 31 of Each Year

Calendar Year-to-Date Return (through March 31, 2012) = 15.34%
Best Quarter through December 31, 2010: September 30, 2009 = 20.77%
Worst Quarter through December 31, 2010: December 31, 2008 = (24.53%)

Average Annual Total Returns for the periods ended December 31, 2011
	1 Year	5 Years	10 Years
Large Cap Fund
Return Before Taxes	-5.60%	0.79%	2.12%
Return After Taxes on Distributions	-5.72%	0.37%	1.89%
Return After Taxes on Distributions and Sale of Fund Shares	-3.49%	0.66%	1.81%
Russell 1000 Growth Index® (reflects no deduction for fees, expenses or taxes)	2.64%	2.50%	2.60%
Lipper Large-Cap Growth Funds Index® (reflects no deduction for fees, expenses or taxes)	-2.90%	0.85%	1.43%

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MANAGEMENT

Investment Advisor. Kornitzer Capital Management, Inc. (“KCM”) is the Large Cap Fund’s investment advisor.

Co-Portfolio Managers. The Large Cap Fund is co-managed by a team of Portfolio Managers as follows:

Portfolio Manager	Years of Service with the Fund	Current Title
Robert Male	15	Portfolio Manager
Elizabeth Jones	8.5	Portfolio Manager

For important information about the purchase and sale of Fund shares, tax information and financial intermediary compensation, please turn to “Purchase and Sale of Fund Shares, Taxes and Financial Intermediary Compensation” on page 43.

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Buffalo Micro Cap Fund

INVESTMENT OBJECTIVE

The investment objective of the Buffalo Micro Cap Fund (“Micro Cap Fund” or the “Fund”) is long-term growth of capital.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)
Redemption Fee (as a percentage of amount redeemed within 180 days of purchase)	2.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.45%
Other Expenses	0.06%
Acquired Fund Fees and Expenses	0.01%
Total Annual Fund Operating Expenses*	1.52%
*
Acquired Fund Fees and Expenses represent the indirect costs of the Fund’s investments in other investment companies.  The Total Annual Fund Operating Expenses for the Fund do not correlate to the ratio of expenses to average net assets listed in the Fund’s financial highlights, which reflects the operating expenses of the Fund and does not include the amount of the Fund’s proportionate share of the fees and expenses of other investment companies in which the Fund invests.

Example.  This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Micro Cap Fund	$155	$480	$829	$1,813

Portfolio Turnover.  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance.  During the most recent fiscal year, the Fund’s portfolio turnover rate was 31% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Micro Cap Fund normally invests at least 80% of its net assets in domestic common stocks, preferred stocks, convertible securities, warrants and rights of “micro” capitalization (“micro-cap”) companies.  The Micro Cap Fund considers a company to be a micro-cap company if, at time of purchase by the Fund, it has a market capitalization of $1 billion or less.  While the Fund’s investments will consist primarily of domestic securities, the Fund may invest up to 20% of its net assets in sponsored or unsponsored ADRs and securities of foreign companies that are traded on U.S. stock exchanges.

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In its selection process for the Fund, the Advisor seeks to identify a broad mix of micro-cap companies across many industries that are expected to benefit from long-term industry, technological or general market trends.  The Advisor also selects securities based upon: (1) fundamental analysis of industries and the economic cycle; (2) company-specific analysis such as product cycles and quality of management; and (3) rigorous valuation analysis.  The Advisor may sell the Micro Cap Fund’s investments to secure gains, limit losses or reinvest in more promising investment opportunities.

PRINCIPAL RISKS

The Micro Cap Fund cannot guarantee that it will achieve its investment objective.  As with any mutual fund, the value of the Fund’s investments may fluctuate.  If the value of the Micro Cap Fund’s investments decreases, the value of the Fund’s shares will also decrease and you may lose money.  The risks associated with the Micro Cap Fund’s principal investment strategies are:

Market Risk – The value of the Micro Cap Fund’s shares will fluctuate as a result of the movement of the overall stock market or of the value of the individual securities held by the Micro Cap Fund, and you could lose money.

Management Risk – Management risk means that your investment in the Micro Cap Fund varies with the success and failure of the Advisor’s investment strategies and the Advisor’s research, analysis and determination of portfolio securities.

Equity Market Risk – Equity securities held by the Micro Cap Fund may experience sudden, unpredictable drops in value or long periods of decline in value due to general stock market fluctuations, increases in production costs, decisions by management or related factors.

Common Stocks.  Common stocks are susceptible to general stock market fluctuations and to volatile increases and decreases in value as market confidence in and perceptions of their issuers change.  Common stock is generally subject to greater risk than preferred stocks and debt obligations because holders of common stock generally have inferior rights to receive payments from issuers in comparison with the rights of the holders of other securities, bondholders and other creditors.

Preferred Stock.  Preferred stock is subject to the risk that the dividend on the stock may be changed or omitted by the issuer, and that participation in the growth of an issuer may be limited.

Convertible Securities.  A convertible security is a fixed-income security (a debt instrument or a preferred stock) which may be converted at a stated price within a specified period of time into a certain quantity of the common stock of the same or a different issuer. The market value of a convertible security performs like that of a regular debt security, that is, if market interest rates rise, the value of the convertible security falls.

Warrants.  Investments in warrants involve certain risks, including the possible lack of a liquid market for resale of the warrants, potential price fluctuations as a result of speculation or other factors, and failure of the price of the underlying security to reach or have reasonable prospects of reaching a level at which the warrant can be prudently exercised (in which event the warrant may expire without being exercised, resulting in a loss of the Fund’s entire investment therein).

Rights.  The purchase of rights involves the risk that the Fund could lose the purchase value of a right if the right is not exercised prior to its expiration.  Also, the purchase of rights involves the risk that the effective price paid for the right added to the subscription price of the related security may exceed the value of the subscribed security’s market price.

Micro-Cap Company Risk – Investing in micro-cap companies may involve greater risk than investing in companies with larger capitalization due to less management experience, financial resources, product diversification and competitive strengths.  Therefore, such securities may be more volatile and less liquid than companies with larger capitalization.

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Foreign Risk – Investing in securities of foreign corporations involves additional risks relating to: political, social, religious and economic developments abroad; market instability; fluctuations in foreign exchange rates; different regulatory requirements, market practices, accounting standards and practices; and less publicly available information about foreign issuers.  Additionally, these investments may be less liquid, carry higher brokerage commissions and other fees, and procedures and regulations governing transactions and custody in foreign markets also may involve delays in payment, delivery or recovery of money or investments.  Investments in common stocks of U.S. companies with international operations, and the purchase of sponsored or unsponsored ADRs carry similar risks.

American Depositary Receipts – Unsponsored ADRs held by the Fund are frequently under no obligation to distribute shareholder communications received from the underlying issuer.  For this and other reasons, there is less information available about unsponsored ADRs than sponsored ADRs.  Unsponsored ADRs are also not obligated to pass through voting rights to the Fund.  Investing in foreign companies, even indirectly through ADRs, may involve the same inherent risks as investing in securities of foreign issuers, as described above.

PERFORMANCE

The performance information provides some indication of the risks of investing in the Micro Cap Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns for one and five years and since inception compare with those of a broad measure of market performance and the returns of additional indexes of securities with characteristics similar to those that the Fund typically holds.  The performance information, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.  Updated performance information is available on the Fund’s website at http://www.buffalofunds.com/performance.html, or by calling the Fund toll-free at 1-800-49-BUFFALO (1-800-492-8332).

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state or local taxes.  Actual after-tax returns depend on each investor’s individual tax situation and may differ from those shown in the table.  The after-tax returns shown are not relevant to investors who own the Micro Cap Fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan.

MICRO CAP FUND
Annual Total Return as of December 31 of Each Year

Calendar Year-to-Date Return (through March 31, 2012) = 17.57%
Best Quarter through December 31, 2010: June 30, 2009= 34.09%
Worst Quarter through December 31, 2010: December 31, 2008 = (31.50%)

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Average Annual Total Returns for the periods ended December 31, 2011
	1 Year	5 Year	Since Inception (5/21/2004)
Micro Cap Fund
Return Before Taxes	8.14%	-1.53%	3.26%
Return After Taxes on Distributions	8.14%	-2.07%	2.76%
Return After Taxes on Distributions and Sale of Fund Shares	5.29%	-1.43%	2.72%
Russell Microcap Growth Index® (reflects no deduction for fees, expenses or taxes)	-8.42%	-2.32%	1.90%
Lipper Micro-Cap Funds Index® (reflects no deduction for fees, expenses or taxes)	-5.59%	-0.90%	4.01%

MANAGEMENT

Investment Advisor. Kornitzer Capital Management, Inc. (“KCM”) is the Micro Cap Fund’s investment advisor.

Co-Portfolio Managers. The Micro Cap Fund is co-managed by a team of Portfolio Managers as follows:

Portfolio Manager	Years of Service with the Fund	Current Title
Grant P. Sarris	8.5	Portfolio Manager
John Bichelmeyer	4.5	Portfolio Manager

For important information about the purchase and sale of Fund shares, tax information and financial intermediary compensation, please turn to “Purchase and Sale of Fund Shares, Taxes and Financial Intermediary Compensation” on page 43.

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Buffalo Mid Cap Fund

INVESTMENT OBJECTIVE

The investment objective of the Buffalo Mid Cap Fund (“Mid Cap Fund” or the “Fund”) is long-term growth of capital.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)
Redemption Fee (as a percentage of amount redeemed within 60 days of purchase)	2.00%

Annual Fund Operating Expenses (expensed that you pay each year as a percentage of the value of your investment)
Management Fees	1.00%
Other Expenses	0.01%
Acquired Fund Fees & Expenses	0.01%
Total Annual Fund Operating Expenses*	1.02%
*
Acquired Fund Fees and Expenses represent the indirect costs of the Fund’s investments in other investment companies.  The Total Annual Fund Operating Expenses for the Fund do not correlate to the ratio of expenses to average net assets listed in the Fund’s financial highlights, which reflects the operating expenses of the Fund and does not include the amount of the Fund’s proportionate share of the fees and expenses of other investment companies in which the Fund invests.

Example.  This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Mid Cap Fund	$104	$325	$563	$1,248

Portfolio Turnover.  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance.  During the most recent fiscal year, the Fund’s portfolio turnover rate was 31% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Mid Cap Fund normally invests at least 80% of its net assets in domestic common stocks, preferred stocks, convertible preferred stocks, warrants and rights of medium capitalization (“mid-cap”) companies.  The Mid Cap Fund considers a company to be a mid-cap company if, at time of purchase by the Fund, it has a market capitalization between $1.5 billion and $10 billion.  While the Fund’s investments will consist primarily of domestic securities, the Fund may invest up to 20% of its net assets in sponsored or unsponsored ADRs and securities of foreign companies that are traded on U.S. stock exchanges.

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In its selection process for the Mid Cap Fund, the Advisor seeks to identify a broad mix of mid-cap companies that are expected to benefit from long-term industry, technological or general market trends.  The Advisor also selects securities based upon: (1) fundamental analysis of industries and the economic cycle; (2) company-specific analysis such as product cycles and quality of management; and (3) rigorous valuation analysis.  The Advisor may sell the Mid Cap Fund’s investments to secure gains, limit losses or reinvest in more promising investment opportunities.

PRINCIPAL RISKS

The Mid Cap Fund cannot guarantee that it will achieve its investment objective.  As with any mutual fund, the value of the Mid Cap Fund’s investments may fluctuate.  If the value of the Mid Cap Fund’s investments decreases, the value of the Fund’s shares will also decrease and you may lose money.  The risks associated with the Mid Cap Fund’s principal investment strategies are:

Market Risk – The value of the Mid Cap Fund’s shares will fluctuate as a result of the movement of the overall stock market or of the value of the individual securities held by the Mid Cap Fund, and you could lose money.

Management Risk – Management risk means that your investment in the Mid Cap Fund varies with the success and failure of the Advisor’s investment strategies and the Advisor’s research, analysis and determination of portfolio securities.

Equity Market Risk – Equity securities held by the Mid Cap Fund may experience sudden, unpredictable drops in value or long periods of decline in value due to general stock market fluctuations, increases in production costs, decisions by management or related factors.

Common Stocks.  Common stocks are susceptible to general stock market fluctuations and to volatile increases and decreases in value as market confidence in and perceptions of their issuers change.  Common stock is generally subject to greater risk than preferred stocks and debt obligations because holders of common stock generally have inferior rights to receive payments from issuers in comparison with the rights of the holders of other securities, bondholders and other creditors.

Preferred Stock.  Preferred stock is subject to the risk that the dividend on the stock may be changed or omitted by the issuer, and that participation in the growth of an issuer may be limited.

Convertible Securities.  A convertible security is a fixed-income security (a debt instrument or a preferred stock) which may be converted at a stated price within a specified period of time into a certain quantity of the common stock of the same or a different issuer. The market value of a convertible security performs like that of a regular debt security, that is, if market interest rates rise, the value of the convertible security falls.

Warrants.  Investments in warrants involve certain risks, including the possible lack of a liquid market for resale of the warrants, potential price fluctuations as a result of speculation or other factors, and failure of the price of the underlying security to reach or have reasonable prospects of reaching a level at which the warrant can be prudently exercised (in which event the warrant may expire without being exercised, resulting in a loss of the Fund’s entire investment therein).

Rights.  The purchase of rights involves the risk that the Fund could lose the purchase value of a right if the right is not exercised prior to its expiration.  Also, the purchase of rights involves the risk that the effective price paid for the right added to the subscription price of the related security may exceed the value of the subscribed security’s market price.

Mid-Cap Company Risk – Investing in mid-cap companies may involve greater risk than investing in large-cap companies due to less management experience, financial resources, product diversification and competitive strengths.  Therefore, such securities may be more volatile and less liquid than large-cap companies.

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Foreign Risk – Investing in securities of foreign corporations involves additional risks relating to: political, social, religious and economic developments abroad; market instability; fluctuations in foreign exchange rates; different regulatory requirements, market practices, accounting standards and practices; and less publicly available information about foreign issuers.  Additionally, these investments may be less liquid, carry higher brokerage commissions and other fees, and procedures and regulations governing transactions and custody in foreign markets also may involve delays in payment, delivery or recovery of money or investments.  Investments in common stocks of U.S. companies with international operations, and the purchase of sponsored or unsponsored ADRs carry similar risks.

American Depositary Receipts – Unsponsored ADRs held by the Fund are frequently under no obligation to distribute shareholder communications received from the underlying issuer.  For this and other reasons, there is less information available about unsponsored ADRs than sponsored ADRs.  Unsponsored ADRs are also not obligated to pass through voting rights to the Fund.  Investing in foreign companies, even indirectly through ADRs, may involve the same inherent risks as investing in securities of foreign issuers, as described above.

PERFORMANCE

The performance information provides some indication of the risks of investing in the Mid Cap Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns for one, five and ten years compare with those of a broad measure of market performance and the returns of additional indexes of securities with characteristics similar to those that the Fund typically holds.  The performance information, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.  Updated performance information is available on the Fund’s website at http://www.buffalofunds.com/performance.html, or by calling the Fund toll-free at 1-800-49-BUFFALO (1-800-492-8332).

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state or local taxes.    Actual after-tax returns depend on each investor’s individual tax situation and may differ from those shown in the table.  The after-tax returns shown are not relevant to investors who own the Mid Cap Fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan.

MID CAP FUND
Annual Total Return as of December 31 of Each Year

Calendar Year-to-Date Return (through March 31, 2012) = 15.06%
Best Quarter through December 31, 2010: June 30, 2009= 22.02%
Worst Quarter through December 31, 2010: December 31, 2008 = (22.67%)

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Average Annual Total Returns for the periods ended December 31, 2011
	1 Year	5 Years	10 Years
Mid Cap Fund
Return Before Taxes	-5.83%	3.02%	6.18%
Return After Taxes on Distributions	-6.11%	2.68%	5.92%
Return After Taxes on Distributions and Sale of Fund Shares	-3.41%	2.56%	5.40%
Russell Midcap Growth Index (reflects no deduction for fees, expenses or taxes)	-1.65%	2.44%	5.29%
Lipper Mid-Cap Growth Funds Index (reflects no deduction for fees, expenses or taxes)	-5.30%	2.89%	4.48%

MANAGEMENT

Investment Advisor. Kornitzer Capital Management, Inc. (“KCM”) is the Mid Cap Fund’s investment advisor.

Co-Portfolio Managers. The Mid Cap Fund is co-managed by a team of Portfolio Managers as follows:

Portfolio Manager	Years of Service with the Fund	Current Title
Kent Gasaway	10.5	Portfolio Manager
Robert Male	10.5	Portfolio Manager
Grant P. Sarris	8.5	Portfolio Manager

For important information about the purchase and sale of Fund shares, tax information and financial intermediary compensation, please turn to “Purchase and Sale of Fund Shares, Taxes and Financial Intermediary Compensation” on page 43.

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Buffalo Small Cap Fund

INVESTMENT OBJECTIVE

The investment objective of the Buffalo Small Cap Fund (“Small Cap Fund” or the “Fund”) is long-term growth of capital.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)
Redemption Fee (as a percentage of amount redeemed within 180 days of purchase)	2.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.00%
Other Expenses	0.00%
Total Annual Fund Operating Expenses	1.00%

Example.  This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The example also assumes that your investment has a 5% return each year, that all distributions are reinvested, and that the Fund’s operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Small Cap Fund	$102	$318	$552	$1,225

Portfolio Turnover.  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance.  During the most recent fiscal year, the Fund’s portfolio turnover rate was 24% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Small Cap Fund normally invests at least 80% of its net assets in equity securities, including domestic common stocks, preferred stocks, convertible preferred stocks, warrants and rights of small capitalization (“small-cap”) companies.  The Small Cap Fund considers a company to be a small-cap company if, at time of purchase, it has a market capitalization of $2.5 billion or less.  In its selection process for the Small Cap Fund, the Advisor seeks to identify a broad mix of small-cap companies that are expected to benefit from long-term industry, technological or other trends.  While the Fund’s investments will consist primarily of domestic securities, the Fund may invest up to 20% of its net assets in sponsored or unsponsored ADRs and securities of foreign companies that are traded on U.S. stock exchanges.

In its selection process for the Small Cap Fund, the Advisor seeks to identify a broad mix of small-cap companies that are expected to benefit from long-term industry, technological or general market trends.  The Advisor also selects securities based upon: (1) fundamental analysis of industries and the economic cycle; (2) company-specific analysis such as product cycles and quality of management; and (3) rigorous valuation analysis.  The Advisor may sell the Small-Cap Fund’s investments to secure gains, limit losses or reinvest in more promising investment opportunities.

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PRINCIPAL RISKS

The Small Cap Fund cannot guarantee that it will achieve its investment objective.  As with any mutual fund, the value of the Fund’s investments may fluctuate.  If the value of the Small Cap Fund’s investments decreases, the value of the Fund’s shares will also decrease and you may lose money.  The risks associated with the Small Cap Fund’s principal investment strategies are:

Market Risk – The value of the Small Cap Fund’s shares will fluctuate as a result of the movement of the overall stock market or of the value of the individual securities held by the Small Cap Fund, and you could lose money.

Management Risk – Management risk means that your investment in the Small Cap Fund varies with the success and failure of the Advisor’s investment strategies and the Advisor’s research, analysis and determination of portfolio securities.

Equity Market Risk – Equity securities held by the Small Cap Fund may experience sudden, unpredictable drops in value or long periods of decline in value due to general stock market fluctuations, increases in production costs, decisions by management or related factors.

Common Stocks.  Common Stocks are susceptible to general stock market fluctuations and to volatile increases and decreases in value as market confidence in and perceptions of their issuers change.  Common stock is generally subject to greater risk than preferred stocks and debt obligations because holders of common stock generally have inferior rights to receive payments from issuers in comparison with the rights of the holders of other securities, bondholders and other creditors.

Preferred Stock.  Preferred stock is subject to the risk that the dividend on the stock may be changed or omitted by the issuer, and that participation in the growth of an issuer may be limited.

Convertible Securities.  A convertible security is a fixed-income security (a debt instrument or a preferred stock) which may be converted at a stated price within a specified period of time into a certain quantity of the common stock of the same or a different issuer. The market value of a convertible security performs like that of a regular debt security, that is, if market interest rates rise, the value of the convertible security falls.

Warrants.  Investments in warrants involve certain risks, including the possible lack of a liquid market for resale of the warrants, potential price fluctuations as a result of speculation or other factors, and failure of the price of the underlying security to reach or have reasonable prospects of reaching a level at which the warrant can be prudently exercised (in which event the warrant may expire without being exercised, resulting in a loss of the Fund’s entire investment therein).

Rights.  The purchase of rights involves the risk that the Fund could lose the purchase value of a right if the right is not exercised prior to its expiration.  Also, the purchase of rights involves the risk that the effective price paid for the right added to the subscription price of the related security may exceed the value of the subscribed security’s market price.

Small-Cap Company Risk – Investing in small-cap companies may involve greater risk than investing in large- or mid-cap companies due to less management experience, financial resources, product diversification and competitive strengths.  Therefore, such securities may be more volatile and less liquid than mid- and large-cap companies.

Micro-Cap Company Risk – Investing in micro-cap companies may involve greater risk than investing in companies with larger capitalization due to less management experience, financial resources, product diversification and competitive strengths.  Therefore, such securities may be more volatile and less liquid than companies with larger capitalization.

Foreign Risk – Investing in securities of foreign corporations involves additional risks relating to: political, social, religious and economic developments abroad; market instability; fluctuations in foreign exchange rates; different regulatory requirements, market practices, accounting standards and practices; and less publicly available information about foreign issuers.  Additionally, these investments may be less liquid, carry higher brokerage commissions and other fees, and procedures and regulations governing transactions and custody in foreign markets also may involve delays in payment, delivery or recovery of money or investments.  Investments in common stocks of U.S. companies with international operations, and the purchase of sponsored or unsponsored ADRs carry similar risks.

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American Depositary Receipts – Unsponsored ADRs held by the Fund are frequently under no obligation to distribute shareholder communications received from the underlying issuer.  For this and other reasons, there is less information available about unsponsored ADRs than sponsored ADRs.  Unsponsored ADRs are also not obligated to pass through voting rights to the Fund.  Investing in foreign companies, even indirectly through ADRs, may involve the same inherent risks as investing in securities of foreign issuers, as described above.

PERFORMANCE

The performance information provides some indication of the risks of investing in the Small Cap Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns for one, five and ten years compare with those of a broad measure of market performance and the returns of additional indexes of securities with characteristics similar to those that the Fund typically holds.  The performance information, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.  Updated performance information is available on the Fund’s website at http://www.buffalofunds.com/performance.html, or by calling the Fund toll-free at 1-800-49-BUFFALO (1-800-492-8332).

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state or local taxes.  Actual after-tax returns depend on each investor’s individual tax situation and may differ from those shown in the table.  The after-tax returns shown are not relevant to investors who own the Small Cap Fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan.

SMALL CAP FUND
Annual Total Return as of December 31 of Each Year

Calendar Year-to-Date Return (through March 31, 2012) = 14.48%
Best Quarter through December 31, 2010: June 30, 2003 = 30.38%
Worst Quarter through December 31, 2010: September 30, 2002 = (23.00%)

Average Annual Total Returns for the periods ended December 31, 2011
	1 Year	5 Years	10 Years
Small Cap Fund
Return Before Taxes	-4.66%	1.34%	6.16%
Return After Taxes on Distributions	-4.70%	0.92%	5.55%
Return After Taxes on Distributions and Sale of Fund Shares	-2.99%	1.11%	5.31%
Russell 2000 Growth Index® (reflects no deduction for fees, expenses or taxes)	-2.91%	2.09%	4.48%
Lipper Small-Cap Growth Funds Index® (reflects no deduction for fees, expenses or taxes)	-3.40%	1.14%	3.65%

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MANAGEMENT

Investment Advisor. Kornitzer Capital Management, Inc. (“KCM”) is the Small Cap Fund’s investment advisor.

Co-Portfolio Managers. The Small Cap Fund is co-managed by a team of Portfolio Managers as follows:

Portfolio Manager	Years of Service with the Fund	Current Title
Kent Gasaway	14	Portfolio Manager
Robert Male	14	Portfolio Manager
Grant Sarris	8.5	Portfolio Manager
John Bichelmeyer	0.8	Portfolio Manager

For important information about the purchase and sale of Fund shares, tax information and financial intermediary compensation, please turn to “Purchase and Sale of Fund Shares, Taxes and Financial Intermediary Compensation” on page 43.

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Purchase and Sale of Fund Shares, Taxes and Financial Intermediary Compensation

PURCHASE AND SALE OF FUND SHARES

Investors may purchase or redeem Fund shares on any business day by written request (Buffalo Funds, c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin 53201-0701), wire transfer, telephone at 1-800-49-BUFFALO or (800) 492-8332, or through a financial intermediary.  The minimum initial and subsequent investment amounts are shown below.

Minimum Investment Amount
	Initial	Subsequent
Regular Accounts (unless opened via an exchange)	$ 2,500	$ 100
Exchange from another Buffalo Fund	$ 1,000	$ 100
Automatic Investment Plan	$ 100	$ 100
IRA and Uniform Transfer/Gifts to Minors Accounts	$ 250	$ 100
SEPs, Coverdell ESAs, and SAR-SEPs	$ 250	$ 100

TAX INFORMATION

Fund distributions may be subject to federal income tax and may be taxed as ordinary income or long-term capital gains.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank), the Funds and/or the Advisor may pay the intermediary for the sale of Fund shares and related services.  These payments may create conflicts of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Funds over another investment.  Ask your advisor or visit your financial intermediary’s website for more information.

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Principal Investment Strategies, Related Risks, and Disclosure of Portfolio Holdings

INVESTMENT OBJECTIVES

Buffalo Flexible Income Fund – the investment objectives of the Flexible Income Fund are the generation of high current income and, as a secondary objective, long-term growth of capital.

Buffalo Growth Fund – the investment objective of the Buffalo Growth Fund is long-term growth of capital.

Buffalo High Yield Fund – the investment objectives of the High Yield Fund are current income, with long-term growth of capital as a secondary objective.

Buffalo International Fund, Buffalo China Fund, Buffalo Large Cap Fund, Buffalo Micro Cap Fund, Buffalo Mid Cap Fund, Buffalo Small Cap Fund and Buffalo Discovery Fund – the investment objective of each Fund is long-term growth of capital.

The Funds’ investment objectives may be changed with the approval of the Board of Trustees, but a shareholder vote is not required.  However, each Fund that has a strategy of normally investing at least 80% of its net assets according to a particular strategy will not change that strategy without first providing shareholders with at least 60 days’ prior notice.  The term “net assets” above includes any borrowings for investment purposes consistent with Securities and Exchange Commission (“SEC”) requirements, although the Funds do not intend to borrow for investment purposes.

PRINCIPAL INVESTMENT STRATEGIES

Buffalo China Fund.  Under normal conditions, the Fund invests at least 80% of its net assets in equity securities of “China Companies.”  The Fund may invest in China Companies of any size.  The Fund considers China Companies to be those:

•
that are organized under the laws of, or with a principal office in, the People’s Republic of China or its administrative and other districts, including Hong Kong (“China”), including companies which may not have a substantial economic presence in China; or

•	that issue securities for which the principal trading market is in China; or

•	that derive at least 50% of their revenues or profits from goods produced or sold, investments made, or services performed in China, or which have at least 50% of their assets in China.

In addition to its primary investments in common stocks, the China Fund may make equity investments in preferred stock, warrants, rights and securities convertible into common stock of China Companies, as well as interests in trusts or depositary receipts that represent indirect ownership interests in China Companies, including ADRs, EDRs and GDRs.  In addition to direct investments in China Companies, the Fund may invest in other investment companies and ETFs that invest in China Companies.  The China Fund may also invest indirectly in China Companies through equity-linked notes or swap agreements, although these investments are limited to 30% of the Buffalo China Fund’s net assets.  The Fund’s China Company portfolio securities are typically listed and traded in China (on the Shanghai and Shenzhen stock exchanges) and Hong Kong (on the Hong Kong Stock Exchange), but the Fund is authorized to invest in China Companies traded on any recognized securities exchange, including U.S., Taiwan or Singapore exchanges.

The Buffalo China Fund’s indirect investments in China Company equity securities may be used as tools through which the Fund may indirectly benefit from Class A shares or other specific Chinese securities or markets, which may have certain limitations on direct investment.  Only Chinese residents and foreign funds with a specific quota from the Chinese government can invest directly in China’s Class A share market.  For non-China residents and foreign funds, only extremely large financial institutions can obtain a Class A share quota.  This requirement is termed a qualified foreign institutional investor (“QFII”) quota and is granted by the government of China to institutions evaluated as extremely reputable, creditworthy, large and well-established.  To qualify for the QFII scheme, an institution must satisfy a long list of criteria, as well as an intensive application process.  Thus, foreign funds without quota (such as the Buffalo China Fund) have accessed China’s Class A share market by obtaining quota allocation from the large financial institutions that do have quota.  These large institutions hold Class A Shares directly and create synthetic securities that are held by their clients to whom they have allocated quota.  Since the Chinese regulatory authorities scrutinize so closely those institutions which are granted QFII status, the risks of the synthetic instruments issued by such institutions are similar to those of any synthetic instrument, as well as the risks of the Chinese economy (See “Principal Risk Factors” below).

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The China Fund’s investments are selected with a value orientation and a long-term investment horizon.  The Fund’s portfolio managers primarily utilize a bottom-up approach, focusing initially on each company’s fundamental characteristics.  The China Fund seeks to invest in companies with: strong profits and/or cash flow generation; strong financial characteristics and growth potential; undervalued assets; and/or strong management teams.  Once attractive candidates are identified, the Fund seeks to invest in companies that are trading below their intrinsic values, as estimated by the Fund’s portfolio managers.  The portfolio managers have extensive expertise in the China market and also consider macroeconomic and other top-down variables, including China-specific risk considerations, when making investment decisions.

In addition to the China Fund’s main investments, the Fund may invest up to 20% of its net assets in domestic or foreign securities of companies that do not qualify as China Companies, but which the portfolio managers expect to benefit from developments in the Chinese economy.  Also, when consistent with the China Fund’s investment objective, strategies and policies, the Fund may invest up to 20% of its net assets in debt securities of China Companies if the debt securities present an opportunity for capital appreciation, up to 10% of which may be rated less than Baa, by Moody’s or BBB by S&P (commonly referred to as “junk bonds”), or in unrated debt securities of similar quality, based on the Advisor’s fundamental analysis of the issuer and of rated bonds issued by similar issuers.  This would occur if the Advisor evaluates a convertible debt instrument as having a significant equity component with potential for capital appreciation or the debt securities into which the Fund would invest would be a standard loan that is repayable in cash, but which is linked to the receipt of warrants in the underlying company as part of the transaction.  The China Fund relies on the Advisor to undertake a careful analysis to determine the creditworthiness of the issuers of rated debt (on debt ratings by Moody’s or S&P), as well as the issuers of debt not rated by Moody’s or S&P.  The Advisor may sell the China Fund’s investments to secure gains, limit losses or reinvest in more promising investment opportunities.

Buffalo Discovery Fund.  The Discovery Fund principally invests in equity securities, including domestic common stock, preferred stock, convertible securities, warrants and rights of companies whose securities may increase in value due to the development, advancement or commercial application of innovative strategies.  Companies engaged in innovative strategies are those who, in the opinion of KCM, the Fund’s investment advisor, are engaged in the pursuit and practical application of knowledge to discover, develop and commercialize products, services or intellectual property.  The types of companies in which the Fund may invest range across industries and all market capitalizations.  While the Fund’s investments will consist primarily of domestic securities, the Fund may invest up to 20% of its net assets in sponsored or unsponsored ADRs and securities of foreign companies that are traded on U.S. stock exchanges.

In its security selection process for the Discovery Fund, the Advisor seeks to identify a broad range of companies in a diversified group of industries that are expected to benefit from innovation.  The Advisor also selects securities based upon: (1) fundamental analysis of industries and the economic cycle; (2) company-specific analysis, such as product cycles and the quality of management; (3) rigorous valuation analysis; and (4) a long-term perspective.  The Advisor may sell the Discovery Fund’s investments to secure gains, limit losses or reinvest in more promising investment opportunities.

Buffalo Flexible Income Fund.  The Flexible Income Fund intends to achieve its primary objective, high current income, by investing in fixed and floating rate corporate bonds, government notes and bonds, bank debt, mortgage and asset backed securities, convertible debt securities, preferred stocks and convertible preferred stocks.  The Fund may also invest in higher yielding, high-risk debt securities (often referred to as “junk bonds”).  The Advisor generally expects that these debt securities will be rated below investment grade by the major rating agencies.  The Fund intends to achieve its secondary objective of long term growth of capital by investing primarily in both equity and debt securities.  Securities can include common stocks, rights and warrants and by investing in convertible debt securities and convertible preferred stocks.  The Fund may invest up to 20% of its net assets in sponsored or unsponsored ADRs and securities of foreign companies that are traded on U.S. stock exchanges.

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While the Flexible Income Fund may invest in securities of companies of any size, the Advisor expects that the majority of common stocks purchased for the Fund will be of large-cap companies.  The Fund considers large-cap companies to be those with market capitalization in excess of $10 billion at the time of initial purchase.

The Fund retains the freedom to invest up to 100% of its net assets in fixed and floating rate corporate debt securities, bank debt, mortgage and asset backed securities, convertible debt securities, preferred stocks and convertible preferred stocks, including higher yielding, high-risk debt securities.  High-risk debt securities are those rated below BBB by S&P or Baa by Moody’s.  Yields on such bonds may fluctuate significantly, and, therefore, achievement of the Fund’s investment objectives may be more dependent on the Advisor’s credit analysis ability than it would be for investments in higher rated bonds.

The Fund will not purchase a debt security that is rated less than Caa/CCC by Moody’s or S&P, respectively, and will only purchase an unrated debt security if the Advisor believes that the security is of at least B quality.  Rated debt securities, which are downgraded to below B quality and unrated debt securities, which the Advisor believes have fallen below B quality, will be sold at the Advisor’s discretion, subject to a limitation that the Fund may not hold more than 20% of its net assets in debt securities that are rated less than B or that are unrated.

With respect to debt securities, the Advisor performs extensive fundamental investment research to identify investment opportunities for the Flexible Income Fund.  When evaluating investments and the credit quality of rated and unrated securities, the Advisor looks at a number of past, present and estimated future factors, including: (1) financial strength of the issuer; (2) cash flow; (3) management; (4) borrowing requirements; (5) sensitivity to changes in interest rates and business conditions; and (6) relative value.  The Flexible Income Fund relies on the Advisor to undertake a careful analysis to determine the creditworthiness of the issuers of rated debt (on debt ratings by Moody’s Investors Service, Inc. (“Moody’s) or Standard & Poor’s Ratings Group (“S&P”)), as well as the issuers of debt not rated by Moody’s or S&P.  With respect to equity securities, the Advisor emphasizes dividend-paying stocks that over time have exhibited consistent growth of dividends.  The Advisor may sell the Flexible Income Fund’s investments to secure gains, limit losses or reinvest in more promising investment opportunities.

Buffalo Growth Fund.  The Growth Fund normally invests at least 75% of the equity weighting of the Fund’s portfolio in domestic common stocks and other U.S. equity securities including preferred stock, convertible securities, warrants and rights of companies with market capitalizations greater than the median of the Russell 1000 Growth Index® or $5 billion, whichever is less.  The capitalization of the Russell 1000® Growth Index changes due to market conditions and changes with the composition of the index.  As of May 31, 2012, the median market capitalization of companies in the Russell 1000® Growth Index was approximately $5.99 billion.  While the Fund’s investments will consist primarily of domestic securities, the Fund may invest up to 20% of its net assets in sponsored or unsponsored ADRs and securities of foreign companies that are traded on U.S. stock exchanges.  With respect to the remaining 25% of the equity weighting of the Fund’s portfolio, the Growth Fund may invest in companies with market capitalizations less than the lower of the median of the Russell 1000 Growth Index® or $5 billion.
In its security selection process, the Advisor seeks to identify a broad range of companies in a diversified group of industries that are expected to benefit from long-term industry, technological or general market trends, as well as incremental growth and/or diversification from international expansion.  The Advisor also selects securities based upon: (1) fundamental analysis of industries and the economic cycle; (2) company-specific analysis, such as product cycles and the quality of management; (3) rigorous valuation analysis; and (4) a long term perspective.  The Advisor may sell the Growth Fund's investments to secure gains, limit losses or reinvest in more promising investment opportunities.

Buffalo High Yield Fund.  Under normal conditions, the High Yield Fund will invest at least 80% of its net assets (plus any borrowings made for investment purposes) in a diversified portfolio of higher-yielding, high-risk debt securities rated below investment grade by the major rating agencies or in similar unrated securities (often referred to as “junk bonds”).  The High Yield Fund may invest the remaining 20% its net assets in equity securities, including preferred stocks, convertible preferred stocks, and convertible debt securities.  The Fund will pursue its secondary investment objective of capital growth through appreciation of the debt and equity securities that it holds.  The proportion of the Fund’s net assets invested in debt and equity securities will change over time in accordance with the Advisor’s analysis of economic conditions and the underlying value of securities.  The Fund may invest in both rated and unrated debt from U.S. issuers, including U.S. government obligations.  The Fund invests in U.S. Treasury securities with maturities of 60 days or less.  Additionally, the Fund invests in the U.S. Government money market funds.

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The Fund may invest up to 100% of its net assets in debt securities, including without limitation, corporate and convertible debt securities.  The Fund may purchase U.S. government debt securities, but will not invest directly in debt securities issued by foreign governments.  The debt securities in which the Fund invests will typically be rated below investment grade by the major rating agencies, which places greater importance on the Advisor’s credit analysis ability than investing in higher rated debt securities.

The Fund may invest up to 20% of its net assets in debt securities that are rated less than B, by Moody’s or S&P, or in unrated debt securities of similar quality, based on the Advisor’s fundamental analysis of the issuer and of rated bonds issued by similar issuers.  The Fund maintains a flexible investment policy which allows it to invest in debt securities with varying maturities.  However, it is anticipated that the dollar-weighted average maturity of debt securities that the Fund purchases will not exceed 15 years and that the average maturity of all securities that the Fund holds at any given time will be ten years or less.

The Advisor performs extensive fundamental investment research to identify investment opportunities for the Fund.  When evaluating investments and the credit quality of rated and unrated securities, the Advisor looks at a number of past, present and estimated future factors, including: (1) financial strength of the issuer; (2) cash flow; (3) management; (4) borrowing requirements; (5) sensitivity to changes in interest rates and business conditions; and (6) relative value.  The Buffalo High Yield Fund relies on the Advisor to undertake a careful analysis to determine the creditworthiness of the issuers of rated debt (on debt ratings by Moody’s or S&P, as well as the issuers of debt not rated by Moody’s or S&P.  The Advisor may sell the High Yield Fund’s investments to secure gains, limit losses or reinvest in more promising investment opportunities.

Buffalo International Fund.  The International Fund may invest directly or indirectly in foreign securities or foreign currencies of both developed and developing countries.  Under normal circumstances, the Fund does not expect its investments in emerging markets to exceed 35% of its net assets.  For purposes of the Fund’s investments, “foreign securities” means those securities issued by companies:

•	that are organized under the laws of, or with a principal office in, a country other than the U.S. and issue securities for which the principal trading market is in a country other than the U.S.; or

•
that derive at least 50% of their revenues or profits from goods produced or sold, investments made, or services provided in a country other than the U.S., or have at least 50% of their assets in a country other than the U.S.

Equity securities in which the International Fund will invest include common stocks, preferred stocks, convertible securities, warrants, rights and depositary receipts.  The Fund may invest directly or indirectly in foreign securities or foreign currencies.  The Fund’s investments in depositary receipts may include sponsored or unsponsored ADRs, as well as European Depositary Receipts (“EDRs”) and Global Depositary Receipts (“GDRs”).  The Fund may invest in securities of companies of any size.

The Advisor uses a bottom-up approach in selecting investments for the International Fund.  In its selection process, the Advisor seeks to identify a broad mix of foreign companies that are expected to benefit from longer-term industry, technological, global or general market trends.  The Advisor also selects securities based on: (1) fundamental analysis of industries and the economic cycle; (2) company-specific analysis such as product cycles and quality of management; and (3) rigorous valuation analysis.  In making portfolio selections for the International Fund, the Advisor will also consider the economic, political and market conditions of the various countries in which the Fund may invest.  The Advisor may sell the International Fund’s investments to secure gains, limit losses or reinvest in more promising investment opportunities.

Buffalo Large Cap Fund.  Under normal market conditions, the Large Cap Fund will invest at least 80% of its net assets (plus any borrowings made for investment purposes) in domestic common stocks, preferred stocks, convertible stocks, securities with prices linked to the value of common stock, rights and warrants.  The Fund considers a company to be a large-cap company if, at time of purchase by the Fund, it has a market capitalization greater than or equal to the lesser of: (1) $10 billion; or (2) the median market capitalization of companies in the S&P 500 Index®.  The capitalization of the S&P 500 Index® changes due to market conditions and changes with the composition of the S&P 500 Index®.  The Advisor seeks dividend income as a secondary consideration in its stock selection process.  The Large Cap Fund will normally invest in a broad array of domestic common stocks that are diversified in terms of companies and industries.  While the Fund’s investments will consist primarily of domestic securities, the Fund may invest up to 20% of its net assets in sponsored or unsponsored ADRs and securities of foreign companies that are traded on U.S. stock exchanges.

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In its selection process for the Large Cap Fund, the Advisor seeks to identify a broad mix of large-cap companies across many industries that are expected to benefit from long-term industry, technological or general market trends.  The Advisor also selects securities based upon: (1) fundamental analysis of industries and the economic cycle; (2) company-specific analysis such as product cycles and quality of management; and (3) rigorous valuation analysis.  The Advisor may sell the Large Cap Fund’s investments to secure gains, limit losses or reinvest in more promising investment opportunities.

Buffalo Micro Cap Fund.  Under normal market conditions, the Micro Cap Fund invests at least 80% of its net assets (plus any borrowings made for investment purposes) in domestic common stocks, preferred stocks, convertible stocks, securities with prices linked to the value of common stocks, rights and warrants of micro-cap companies.  The Micro Cap Fund considers a company to be a micro-cap company if, at time of purchase by the Fund, it has a market capitalization of $1 billion or less.  The Micro Cap Fund will normally invest in a broad array of securities and other investments that are diversified in terms of companies and industries.  While the Fund’s investments will consist primarily of domestic securities, the Fund may invest up to 20% of its net assets in sponsored or unsponsored ADRs and securities of foreign companies that are traded on U.S. stock exchanges.

In its selection process for the Fund, the Advisor seeks to identify a broad mix of micro-cap companies across many industries that are expected to benefit from long-term industry, technological or general market trends.  The Advisor also selects securities based upon: (1) fundamental analysis of industries and the economic cycle; (2) company-specific analysis such as product cycles and quality of management; and (3) rigorous valuation analysis.  The Advisor may sell the Micro Cap Fund’s investments to secure gains, limit losses or reinvest in more promising investment opportunities.

Buffalo Mid Cap Fund.  Under normal market conditions, the Mid Cap Fund invests at least 80% of its net assets (plus any borrowings made for investment purposes) in domestic common stocks, preferred stocks, convertible stocks, securities with prices linked to the value of common stocks, rights and warrants of mid-cap companies.  The Fund considers a company to be a mid-cap company if, at time of purchase by the Fund, it has a market capitalization between $1.5 billion and $10 billion.  The Fund will normally invest in a broad array of securities that are diversified in terms of companies and industries.  While the Fund’s investments will consist primarily of domestic securities, the Fund may invest up to 20% of its net assets in sponsored or unsponsored ADRs and securities of foreign companies that are traded on U.S. stock exchanges.

In its selection process for the Mid Cap Fund, the Advisor seeks to identify a broad mix of mid-cap companies that are expected to benefit from long-term industry, technological or general market trends.  The Advisor also selects securities based upon: (1) fundamental analysis of industries and the economic cycle; (2) company-specific analysis such as product cycles and quality of management; and (3) rigorous valuation analysis.  The Advisor may sell the Mid Cap Fund’s investments to secure gains, limit losses or reinvest in more promising investment opportunities.

Buffalo Small Cap Fund.  Under normal market conditions, the Small Cap Fund invests at least 80% of its net assets (plus any borrowings made for investment purposes) in domestic common stocks, preferred stocks, convertible stocks, securities with prices linked to the value of common stocks, rights and warrants of small-cap companies.  The Fund considers a company to be a small-cap company if, at the time of purchase, it has a market capitalization of $2.5 billion or less.  The Fund will normally invest in a broad array of securities that are diversified in terms of companies and industries.  While the Fund’s investments will consist primarily of domestic securities, the Fund may invest up to 20% of its net assets in sponsored or unsponsored ADRs and securities of foreign companies that are traded on U.S. stock exchanges.

In its selection process for the Small Cap Fund, the Advisor seeks to identify a broad mix of small-cap companies that are expected to benefit from long-term industry, technological or general market trends.  The Advisor also selects securities based upon: (1) fundamental analysis of industries and the economic cycle; (2) company-specific analysis such as product cycles and quality of management; and (3) rigorous valuation analysis.  The Advisor may sell the Small-Cap Fund’s investments to secure gains, limit losses or reinvest in more promising investment opportunities.

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GENERAL INVESTMENT POLICIES

Temporary Investments – The Funds intend to hold some portion of its assets in cash or high quality, short-term debt obligations and money market instruments for reserves to cover redemptions and unanticipated expenses.  There may be times, when a Fund may respond to market, economic, political or other considerations by investing up to 100% of its assets in high quality, short-term debt securities.  During those times, a Fund may not achieve its investment objective and, instead, will focus on preserving your investment.  To the extent a Fund uses a money market fund for its cash position, there will be some duplication of expenses because the Fund would bear its pro rata portion of such money market fund’s advisory fees and operational expenses.

PRINCIPAL RISK FACTORS

The Buffalo Funds cannot guarantee that they will achieve their investment objectives.  As with any mutual fund, the value of a Fund’s investments may fluctuate.  If the value of a Fund’s investments decreases, the value of the Fund’s shares will also decrease and you may lose money.  This section is intended to describe in greater detail the risks associated with investing in each of the Funds.

Market Risk – (Applies to all Funds).  Equity securities are subject to market, economic and business risks that will cause their prices to fluctuate over time.  To the extent the Funds invest in equity securities, the share price of the Funds will go up and down in value as the equity markets change.  Stock markets can be volatile and can decline significantly in response to adverse issuer, political, regulatory, market or economic developments.  U.S. and international markets have experienced significant volatility in recent years.  As a result, the securities markets have experienced substantially lower valuations, reduced liquidity, price volatility, credit downgrades, increased likelihood of default and valuation difficulties, all of which may increase the risks of investing in the securities held by the Funds.  Continuing market problems may have adverse effects on the Funds.  As with any mutual fund, there is a risk that you could lose money by investing in the Buffalo Funds.

Management Risk – (Applies to all Funds).  The Funds’ success depends largely on the Advisor’s ability to select favorable investments.  Different types of investments shift in and out of favor depending on market and economic conditions.  For example, at various times equity securities will be more or less favorable than debt securities and small company stocks will be more or less favorable than large company stocks.  Because of this, the Funds will perform better or worse than other types of funds depending on what is in “favor.”  In addition, there is the risk that the strategies, research or analysis techniques used by the Advisor and/or the Advisor’s security selection may fail to produce the intended result.

Equity Market Risk – (Applies to all Funds except the High Yield Fund).  The risks that could affect the value of a Fund’s shares and the total return on your investment include the possibility that the equity securities held by a Fund will experience sudden, unpredictable drops in value or long periods of decline in value.  Equity securities may also lose value because of factors affecting an entire industry or sector, such as increases in production costs, or factors directly related to a specific company, such as decisions made by its management.

Common Stocks.  Common stocks are susceptible to general stock market fluctuations and to volatile increases and decreases in value as market confidence in and perceptions of their issuers change.  These investor perceptions are based on various and unpredictable factors including: expectations regarding government, economic, monetary and fiscal policies; inflation and interest rates; economic expansion or contraction; and global or regional political, economic and banking crises.  If you held common stock of any given issuer, you would generally be exposed to greater risk than if you held preferred stocks and debt obligations of the issuer because holders of common stock generally have inferior rights to receive payments from issuers in comparison with the rights of the holders of other securities, bondholders and other creditors of such issuers.

Preferred Stocks.  A preferred stock is a blend of the characteristics of a bond and common stock.  It can offer the higher yield of a bond and has priority over common stock in equity ownership, but does not have the seniority of a bond and, unlike common stock, its participation in the issuer’s growth may be limited.  Preferred stock has preference over common stock in the receipt of dividends and in any residual assets after payment to creditors should the issuer be dissolved.  Although the dividend on a preferred stock may be set at a fixed annual rate, in some circumstances it can be changed or omitted by the issuer.

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Convertible Preferred Stocks.  Preferred stock may also be convertible.  Convertible preferred stock may be converted at a stated price within a specified period of time into a certain quantity of common stock of the same or a different issuer.  Convertible preferred stock is senior to common stocks in an issuer’s capital structure, but is usually subordinated to similar non-convertible securities.  However, convertible preferred stock provides a fixed-income stream (generally higher in yield than the income derived from common stock but lower than that afforded by a similar non-convertible security) and gives the investor the opportunity, through the conversion feature, to participate in the capital appreciation of the issuing company depending upon a market price advance in the convertible security’s underlying common stock.

Warrants.  The Funds may invest a portion of their assets in warrants.  A warrant gives the holder a right to purchase at any time during a specified period a predetermined number of shares of common stock at a fixed price.  Unlike convertible debt securities or preferred stock, warrants do not pay a fixed coupon or dividend.  Investments in warrants involve certain risks, including the possible lack of a liquid market for resale of the warrants, potential price fluctuations as a result of speculation or other factors, and failure of the price of the underlying security to reach or have reasonable prospects of reaching a level at which the warrant can be prudently exercised (in which event the warrant may expire without being exercised, resulting in a loss of a Fund’s entire investment therein).

Rights. Rights are usually granted to existing shareholders of a corporation to subscribe to shares of a new issue of common stock before it is issued to the public.  The right entitles its holder to buy common stock at a specified price.  Rights have similar features to warrants, except that the life of a right is typically much shorter, usually a few weeks.  The purchase of rights involves the risk that is that a Fund could lose the purchase value of a right if the right is not exercised prior to its expiration.  Also, the purchase of rights involves the risk that the effective price paid for the right added to the subscription price of the related security may exceed the value of the subscribed security’s market price such as when there is no movement in the level of the underlying security.

Technology Company Risk – (Applies primarily to the Discovery Fund).  Although technology companies are found among a broad range of industries, a common attribute of technology companies is that they often face unusually high price volatility, both in terms of gains and losses.  To the extent that the Discovery Fund makes investments in such companies, its share price is likely to be more volatile.  The potential for wide variations in performance is based on the special risks common to technology companies.  Given these risks, an investment in the Discovery Fund may be more suitable for long-term investors, who are willing to withstand the Fund’s potential for volatility.

Large-Cap Company Risk – (Applies primarily to the Flexible Income, China, International, Large Cap, Discovery and Growth Funds).  Larger, more established companies may be unable to respond quickly to new competitive challenges such as changes in consumer tastes or innovative smaller competitors.  Also, large-cap companies are sometimes unable to attain the high growth rates of successful, smaller companies, especially during extended periods of economic expansion.

Mid-Cap Company Risk – (Applies primarily to the Flexible Income, China, International, Mid Cap, Discovery and Growth Funds).  The Flexible Income, China, International, Mid Cap, Discovery and Growth Funds will, and other Buffalo Funds may, invest in mid-cap companies.  Generally, mid-cap companies may have more potential for growth than large-cap companies.  Investing in mid-cap companies, however, may involve greater risk than investing in large-cap companies, and these risks are passed on to the Funds.  Mid-cap companies may not have the management experience, financial resources, product diversification and competitive strengths of large-cap companies and, therefore, their securities may be more volatile than the securities of larger, more established companies, making them less liquid than other securities.  Mid-cap company stocks may also be bought and sold less often and in smaller amounts than larger company stocks.  Because of this, if a Fund wants to sell a large quantity of a mid-cap company’s stock, it may have to sell at a lower price than the Advisor might prefer, or it may have to sell in smaller than desired quantities over a period of time.

Small-Cap Company Risk – (Applies primarily to the China, International, Discovery, Small Cap and Growth Funds).  The China, International, Discovery, Small Cap and Growth Funds will, and other Buffalo Funds may, invest in small-cap companies.  Generally, small-cap and less seasoned companies have more potential for rapid growth.  They also often involve greater risk than large- or mid-cap companies, and these risks are passed on to the Funds.  Small-cap companies may not have the management experience, financial resources, product diversification and competitive strengths of large- or mid-cap companies and, therefore, their securities tend to be more volatile than the securities of larger, more established companies, making them less liquid than other securities.  Small-cap company stocks tend to be bought and sold less often and in smaller amounts than larger company stocks.  Because of this, if a Fund wants to sell a large quantity of a small-cap company’s stock, it may have to sell at a lower price than the Advisor might prefer, or it may have to sell in smaller than desired quantities over a period of time.  Given these risks, an investment in the China, International, Discovery, Small Cap or Growth Funds may be more suitable for long-term investors, who are willing to bear the risk of these fluctuations.

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Micro-Cap Company Risk – (Applies primarily to the Micro Cap and Small Cap Funds).  The Micro Cap and Small Cap Funds will, and other Buffalo Funds may, invest in micro-cap companies.  Generally, small, less-seasoned companies have more potential for rapid growth.  They also often involve greater risk than large- and mid-cap companies, and these risks are passed on to the Funds.  Micro-cap companies will likely not have the management experience, financial resources, product diversification and competitive strengths of companies with larger capitalizations, and will be more vulnerable to adverse business or economic developments in the market as a whole.  The value of securities of micro-cap companies, therefore, tends to be more volatile than the value of securities of larger, more established companies.  Micro-cap company stocks also will be bought and sold less often and in smaller amounts than other stocks, making them less liquid than other securities.  Because of this, if a Fund wants to sell a large quantity of a micro-cap company’s stock, it may have to sell at a lower price than the Advisor might prefer, or it may have to sell in smaller than desired quantities over a period of time.  Given these risks, an investment in the Micro Cap or Small Cap Funds may be more suitable for long-term investors, who are willing to bear the risk of these fluctuations.

Debt Securities Risk – (Applies only to the Flexible Income, High Yield and China Funds as a principal risk of the Fund).  Debt securities are subject to some or all of the following risks, depending upon the type of debt instrument in which the Fund invests:  interest rate risk, call risk, prepayment and extension risk, credit risk and liquidity risk, which are more fully described below:

Below-Investment Grade Debt Securities Risk.  (Applies only to the Flexible Income Fund and High Yield Fund).  Below investment grade debt securities or “junk bonds” are debt securities rated below investment grade by a nationally recognized statistical rating organization.  High-risk debt securities are those rated below BBB by S&P or Baa by Moody’s.  Although junk bonds generally pay higher rates of interest than higher-rated securities, they are subject to a greater risk of loss of income and principal.  Junk bonds are subject to greater credit risk than higher-grade securities and have a higher risk of default.  Companies issuing high-yield junk bonds are more likely to experience financial difficulties that may lead to a weakened capacity to make principal and interest payments than issuers of higher grade securities.  Issuers of junk bonds are often highly leveraged and are more vulnerable to changes in the economy, such as a recession or rising interest rates, which may affect their ability to meet their interest or principal payment obligations.

Interest Rate Risk.  Debt securities are subject to the risk that the securities could lose value because of interest rate changes.  For example, bonds tend to decrease in value if interest rates rise.  Debt securities with longer maturities sometimes offer higher yields, but are subject to greater price shifts as a result of interest rate changes than debt securities with shorter maturities.

Call Risk.  During periods of declining interest rates, a bond issuer may “call”--or repay-- its high yielding bonds before their maturity dates.  The Fund would then be forced to invest the unanticipated proceeds at lower interest rates, resulting in a decline in the Fund’s income.

Prepayment and Extension Risk.  Many types of debt securities are subject to prepayment risk.  Prepayment occurs when the issuer of a debt security can repay principal prior to the security’s maturity.  Debt securities subject to prepayment can offer less potential for gains during a declining interest rate environment and similar or greater potential for loss in a rising interest rate environment.  In addition, the potential impact of prepayment features on the price of a debt security can be difficult to predict and result in greater volatility.  On the other hand, rising interest rates could cause prepayments of the obligations to decrease, extending the life of debt securities with lower payment rates.  This is known as extension risk and may increase the Fund’s sensitivity to rising rates and its potential for price declines.

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Credit Risk.  Debt securities are generally subject to the risk that the issuer may be unable to make principal and interest payments when they are due.  There is also the risk that the securities could lose value because of a loss of confidence in the ability of the borrower to pay back debt.  Lower rated debt securities involve greater credit risk, including the possibility of default or bankruptcy.

Liquidity Risk.  Trading opportunities are more limited for fixed-income securities that have not received any credit ratings, have received ratings below investment grade or are not widely held.  These features make it more difficult to sell or buy a security at a favorable price or time.  Consequently, a Fund may have to accept a lower price to sell a security, sell other securities to raise cash or give up an investment opportunity, any of which could have a negative effect on a Fund’s performance.  Infrequent trading of securities may also lead to an increase in their price volatility.  Liquidity risk also refers to the possibility that a Fund may not be able to sell a security or close out an investment contract when it wants to.  If this happens, a Fund will be required to hold the security or keep the position open, and the Fund could incur losses.

The Flexible Income, the High Yield and the China Funds, and, to the extent that they purchase debt securities as non-principal investment strategies, the other Buffalo Funds, will be exposed to the benefits and risks of investing in debt securities.  A debt security represents a loan of money by the purchaser of the security to the issuer.  A debt security typically has a fixed payment schedule that obligates the issuer to pay interest to the lender and to return the lender’s money over a certain period of time.  Companies typically make payments on their debt securities before they declare and pay dividends to holders of their equity securities.  Bonds, notes, debentures and commercial paper are types of debt securities.  Each of these differs in the length of the issuer’s payment schedule, with commercial paper having the shortest payment schedule.  Independent rating organizations rate debt securities based upon their assessment of the financial soundness of the issuer, and a lower rating usually indicates higher risk.

Consistent with their investment objectives, strategies and policies, the Buffalo Funds may purchase debt securities that, at the time of initial purchase, are rated CCC/CAA or higher by Moody’s or S&P or that are unrated, if the Advisor determines that the debt security is of at least B rated comparable quality.  Rated debt securities, which are downgraded below CCC/CAA after being purchased, and unrated debt securities, which the Advisor believes have fallen below that level after being purchased, will be sold at the Advisor’s discretion.  Each of the Buffalo Funds may also purchase short-term debt securities, as stated in Statement of Additional Information for the Funds in its Cash Management description, even though such an investment is not consistent with a Fund’s objectives or its other strategies or policies.

High Yield Risk – (Applies primarily to the Flexible Income and High Yield Funds) The Flexible Income and the High Yield Funds invest in higher-yielding, high-risk bonds (so called “junk-bonds”).  As noted above, these lower-rated bonds have a greater degree of default risk than higher-rated bonds.  Default risk is the possibility that the issuer of the security will fail to make timely payments of principal or interest.  Lower-rated securities may be issued by companies that are restructuring, are smaller and less credit worthy or are more highly indebted than other companies.  Lower-rated debt securities tend to have less liquid markets than higher-rated debt securities, and their market prices tend to react more poorly to adverse economic and political changes, unfavorable investor perceptions and negative corporate developments than higher-rated bonds.

U.S. Government Obligations Risk – (Applies only to the High Yield Fund as a principal risk of the Fund) U.S. Government obligations include securities issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities, such as the U.S. Treasury.  Payment of principal and interest on U.S. Government obligations may be backed by the full faith and credit of the United States or may be backed solely by the issuing or guaranteeing agency or instrumentality itself.  In the latter case, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, which agency or instrumentality may be privately owned.  There can be no assurance that the U.S. Government would provide financial support to its agencies or instrumentalities (including government-sponsored enterprises) where it is not obligated to do so.  As a result, there is a risk that these entities will default on a financial obligation.

U.S. Treasury Securities Risk – (Applies only to the High Yield Fund as a principal risk of the Fund) A security backed by the U.S. Treasury or the full faith and credit of the United States is guaranteed only as to the timely payment of interest and principal when held to maturity.  Although U.S. Treasury securities carry relatively little risk with respect to the payment of interest and principal if held to maturity, the prices of these securities (like all debt securities) change between issuance and maturity in response to fluctuating market interest rates and/or credit ratings, and are affected by domestic and global economic conditions.

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Money Market Funds Risk – (Applies only to the High Yield Fund as a principal risk of the Fund) An investment in a money market fund is not a bank deposit and is not insured or guaranteed by any bank, the Federal Deposit Insurance Corporation (FDIC) or any other government agency.  Although money market funds seek to preserve the value of investments at $1.00 per share, it is possible for the High Yield Fund to lose money if shares of money market funds in which it invests fall below $1.00 per share.

Foreign Risk – (Applies to all Funds – also see “China Companies Risk” below for risks specific to the China Fund).  The China Fund and International Fund may invest directly in securities of foreign issuers.  Investing in foreign securities, including securities of foreign corporations, governments and government agencies or instrumentalities generally involves more risks than investing in U.S. securities.  These include risks relating to: political, social, religious and economic developments abroad; market instability; fluctuations in foreign exchange rates that may decrease the value of an investment; and differences between U.S. and foreign regulatory requirements and market practices.  Securities that are denominated in foreign currencies are subject to the further risk that the value of the foreign currency will fall in relation to the U.S. dollar and/or will be affected by volatile currency markets or actions of U.S. and foreign governments or central banks.  In addition, foreign investments may not be subject to the same uniform accounting, auditing, or financial reporting standards and practices applicable to domestic issuers, and there may be less publicly available information about foreign issuers.  Certain foreign securities may also be less liquid (harder to sell) than many U.S. securities.  This means that a Fund may, at times, have difficulty selling certain foreign securities at favorable prices.  Additionally, brokerage commissions and other fees are generally higher for securities traded in foreign markets and procedures and regulations governing transactions and custody in foreign markets also may involve delays in payment, delivery or recovery of money or investments.  Financial markets have recently experienced increased volatility due to the uncertainty surrounding the economies of certain European countries, which may increase the risks of investing in securities of foreign issuers.

Each of the Buffalo Funds may gain international exposure through the purchase of sponsored or unsponsored ADRs and other U.S. dollar-denominated securities of foreign issuers traded in the U.S.  ADRs are securities of foreign companies that are denominated in U.S. dollars.  ADRs are subject to similar risks as other types of foreign investments.  Unsponsored ADRs held by a Fund are frequently under no obligation to distribute shareholder communications received from the underlying issuer.  For this and other reasons, there is less information available about unsponsored ADRs than sponsored ADRs.  Unsponsored ADRs are also not obligated to pass through voting rights to a Fund.  Investing in foreign companies, even indirectly through ADRs, may involve the same inherent foreign risk, as described above.  These risks can increase the potential for losses in a Fund.

China Companies Risk – (Applies only to China Fund).  The China Fund is subject to additional risks, other than those described above, due to its direct investment in China Companies.  In addition to the risks related to securities denominated in foreign currencies, as described above, there are also special risks associated with investments in China and Hong Kong, including exposure to currency fluctuations, less liquidity, expropriation, confiscatory taxation, nationalization, exchange control regulations (including currency blockage) and differing legal standards.  Inflation and rapid fluctuations in inflation and interest rates have had, and may continue to have, negative effects on the economies and securities markets of China or Hong Kong.  The Chinese government could, at any time, alter or discontinue existing economic reform programs.  Military conflicts, either in response to internal social unrest or conflicts with other countries, are an ever present consideration.  The adoption or continuation of protectionist trade policies by one or more countries (including the U.S.), could lead to decreased demand for Chinese products and have an adverse effect on the Chinese securities markets.

Securities of China Companies may trade on U.S. or European Exchanges in the form of ADRs, EDRs and GDRs.  Although depositary receipts have similar risks to the securities they represent, they may also involve higher expenses and be less liquid than the underlying securities listed on the Exchange.  In addition, depositary receipts may not pass through voting and other shareholder rights.

Certain securities issued by China Companies may be less liquid (harder to sell) than many U.S. securities.  This means the China Fund may at times have difficulty selling securities of China Companies at favorable prices.  Government supervision and regulation of Chinese and Hong Kong stock exchanges, currency markets, trading systems and brokers may be less extensive than in the U.S.  Additionally, brokerage commissions and other fees are generally higher for securities traded in Chinese markets.  Procedures and regulations governing transactions and custody of foreign securities also may involve delays in payment, delivery or recovery of money or investments.

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Emerging Markets Risk – (Applies only to International and China Funds).  Emerging markets are markets of countries in the initial stages of industrialization and that generally have low per capita income.  While China’s economy is growing and expected to become one of the world’s largest, China’s economic development is at a relatively early stage, and China can be considered an emerging market.  In addition to the risks of foreign securities in general, emerging markets are generally more volatile and can have relatively unstable governments, social and legal systems that do not protect shareholders, economies based on only a few industries and securities markets that are substantially smaller, less liquid, more volatile and may have a lower level of government oversight than securities markets in more developed countries.  A Fund, and consequently a Fund’s shareholders, may be adversely affected by exposure to these risks through its investment in emerging market issuers.

Currency Risk – (Applies to International and China Funds).  When the International or China Funds buy or sell securities on a foreign stock exchange, the transaction is undertaken in the local currency rather than in U.S. dollars.  In purchasing or selling local currency to execute transactions on foreign exchanges, a Fund will be exposed to the risk that the value of the foreign currency will increase or decrease, which may impact the value of the Fund’s portfolio holdings and your investment.  Some countries, including China, have, and may continue to adopt internal economic policies that affect its currency valuations in a manner that may be disadvantageous for U.S. investors or U.S. companies seeking to do business in those countries.  In addition, a country may impose formal or informal currency exchange controls (or “capital controls”).  These types of controls may restrict or prohibit the International or China Fund’s ability to repatriate both investment capital and income, which could undermine the value of the Fund’s portfolio holdings and potentially place the Fund’s assets at risk of total loss.

Geographic Concentration Risk – (Applies only to China Fund).  Because the China Fund invests its assets primarily in China Companies, it is subject to much greater risks of adverse events that occur in that region and may experience greater volatility than a fund that is more broadly diversified geographically.  Political, social, religious or economic disruptions in this region, including conflicts and currency devaluations, even in countries in which the China Fund is not invested, may adversely affect security values in other countries in the region and thus the Fund’s holdings.

Exchange Traded Funds and Other Investment Companies Risk – (Applies only the China Fund).  The portfolios of ETFs generally consist of common stocks that closely track the performance and dividend yield of specific securities market indices, either broad market, sector or international.  ETFs provide investors the opportunity to buy or sell throughout the trading day an entire portfolio of stocks in a single security.  Although index mutual funds are similar, they generally are issued or redeemed only once per day, usually at the close of trading on the New York Stock Exchange (the “NYSE”).  Under the Investment Company Act of 1940, as amended, (the “1940 Act”), a fund and any company controlled by the fund may not purchase more than 3% of the outstanding securities of another investment company (including many ETFs).  Accordingly, the China Fund may not be able to achieve its desired levels of investments in ETFs or other investment companies.  Investment in another investment company also usually involves payment of the other investment company’s pro rata share of advisory fees or administrative and other fees and expenses charged by such investment company, in addition to those paid by the China Fund.

Swap Agreement and Synthetic Instruments Risk – (Applies only to China Fund).  The China Fund’s investments in swap agreements may not be assigned without the consent of the counter-party, and may result in losses in the event of a default or bankruptcy of the counter-party.  The principal risk of investments in synthetic instruments is that the fluctuations in their values may not correlate perfectly with the overall securities markets.  Some synthetic instruments are more sensitive to interest rate changes and market price fluctuations than others.  Also, synthetic instruments are subject to counter-party risk which is the risk that the other party in the transaction will not fulfill its contractual obligation to complete the transaction with the Fund.  If a swap or other synthetic instrument in not transferable without the consent of the counter-party, or is otherwise not able to be traded freely, the investment is considered “illiquid.”

PORTFOLIO HOLDINGS

A description of the Funds’ policies and procedures regarding disclosure of portfolio holdings can be found in the Funds’ Statement of Additional Information (“SAI”).  Disclosure of the Funds’ holdings is required to be made quarterly within 60 days of the end of each fiscal quarter in the annual and semi-annual reports to Fund shareholders and in the quarterly holdings report on Form N-Q.  The annual and semi-annual reports to Fund shareholders are available free of charge, by contacting U.S. Bancorp Fund Services, LLC, the Fund’s transfer agent (the “Transfer Agent”) at, at 1-800-49-BUFFALO (1-800-492-8332) and on the Funds’ website at www.buffalofunds.com.  The Form N-Q is available on the SEC’s website at www.sec.gov.

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INVESTMENT ADVISOR

Kornitzer Capital Management, Inc. (“KCM” or the “Advisor”) is the manager and investment advisor for each of the Buffalo Funds.  KCM is responsible for overseeing and implementing each Fund’s investment program and managing the day-to-day investment activity and operations of each Fund.  KCM was founded in 1989.  In addition to managing and advising the Buffalo Funds, KCM provides investment advisory services to a broad variety of individual, corporate and other institutional clients.  As manager, KCM provides or pays the cost of all management, supervisory and administrative services required in the normal operation of the Funds.  This includes: investment management and supervision; transfer agent and accounting services; a portion of foreign custody fees (if applicable); fees for domestic custody services; independent auditor and legal counsel costs; fees and expenses of officers, trustees and other personnel; rent; shareholder services; and other items incidental to corporate administration.  KCM is located at 5420 West 61st Place, Shawnee Mission, KS 66205.  As compensation for KCM’s services, each Fund (except the Growth, Large Cap, Micro Cap and China Funds) pays KCM a fee each month at the annual rate of 1.00% of each Fund’s average daily net assets.  The Growth Fund and Large Cap Fund each pay KCM a fee each month at the annual rate of 0.90% as compensation for its services.  The Micro Cap Fund and China Fund each pay KCM a fee each month at the annual rates of 1.45% and 1.50%, respectively, as compensation for its services.  For the fiscal year ended March 31, 2012, the Growth Fund and Large Cap Fund each paid KCM an aggregate fee of 0.95% and 0.97%, respectively, as compensation for its services.

Certain expenses of the Funds are payable by the Funds.  These expenses include a portion of the foreign custody costs (if applicable), taxes, interest, governmental charges and fees, including registration of the Funds with the SEC and the various states, brokerage costs, dues, and all extraordinary costs including expenses arising out of anticipated or actual litigation or administrative proceedings.  A discussion regarding the Board of Trustees’ basis for approving the Funds’ investment advisory agreements is included in the Funds’ annual report to shareholders for the fiscal year ended March 31, 2012.

Portfolio Managers

The Buffalo Funds are managed by a portfolio management team supported by an experienced investment analysis and research staff.  The portfolio management team is responsible for the day-to-day management of their respective Funds as indicated below.

John Kornitzer, Co-Portfolio Manager.  Mr. Kornitzer is the president and chief investment officer of KCM, and has been an investment professional since 1968.  He served as investment manager at several Fortune 500 companies prior to founding KCM in 1989.  Mr. Kornitzer received his degree in Business Administration from St. Francis College in Pennsylvania.  Mr. Kornitzer serves as a co-portfolio manager of the Flexible Income Fund.

Kent Gasaway, CFA, Co-Portfolio Manager. Mr. Gasaway has been an investment professional since 1982.  He joined KCM in 1991.  Previously, Mr. Gasaway spent 10 years as an investment professional with Waddell & Reed in Overland Park, Kansas.  He holds a B.S. in Business Administration from Kansas State University.  Mr. Gasaway has served as co-portfolio manager of the Growth, Mid Cap and Small Cap Funds since their inception.

William Kornitzer, CFA, Co-Portfolio Manager. Mr. Kornitzer has been an investment professional since 1992.  Mr. Kornitzer worked for KCM as a research analyst from 1997-2000 and rejoined the firm in 2004 as a co-portfolio manager of the Large Cap and Growth (formerly the Buffalo USA Global Fund) Funds from 2004-2007.  Mr. Kornitzer received his MBA from Drexel University and his B.S. in Finance from Virginia Tech.  Mr. Kornitzer has served as co-portfolio manager of the China Fund since 2009 and the International Fund since its inception.

Robert Male, CFA, Co-Portfolio Manager.  Mr. Male has been an investment professional since 1986 and joined KCM in 1997.  Prior to joining KCM, he was a senior equity securities analyst with the USAA Investment Management Company in San Antonio, Texas.  He holds a B.S. in Business Administration from the University of Kansas and an M.B.A. from Southern Methodist University.  Mr. Male has served as co-portfolio manager of the Large Cap Fund since 2001, and the Mid Cap and Small Cap Funds since their inception.

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Grant P. Sarris, CFA, Co-Portfolio Manager.  Mr. Sarris has been an investment professional since 1991 and joined KCM in 2003.  He holds a B.A. from the University of Wisconsin and an MBA from the University of Minnesota.  Prior to joining KCM, he was with Waddell & Reed in Overland Park, Kansas for 12 years.  Mr. Sarris has served as co-portfolio manager of the Mid Cap and Small Cap Funds since 2003 and the Micro Cap Fund since its inception.

John Bichelmeyer, CFA, Co-Portfolio Manager and Research Analyst.  Mr. Bichelmeyer has been an investment professional since 1997 and joined KCM in 2005.  He holds a Bachelor's degree in Finance from Creighton University.  Prior to joining KCM, he was an analyst and portfolio manager with Trilogy Global Advisors (formerly BPI Global Asset Management) in Orlando, Florida.  Mr. Bichelmeyer has served as co-portfolio manager of the Micro Cap Fund since 2007 and the Small Cap Fund since 2011.

Clay Brethour, CFA, Co-Portfolio Manager and Research Analyst.  Mr. Brethour has been an investment professional since 1992 and joined KCM in 2000.  He previously was an equity research analyst with Security Management Group in Topeka, Kansas and a research analyst with Dain Rauscher Wessels.  Mr. Brethour holds a B.S. in Business-Finance from Kansas State University.  Mr. Brethour has served as co-portfolio manager of the Growth Fund since 2007 and the Discovery Fund since 2004.

Dave Carlsen, CFA, Co-Portfolio Manager and Research Analyst.  Mr. Carlsen has been an investment professional since 1992 and joined KCM in 2004. Mr. Carlsen was formerly a senior equity research analyst at Strong Capital Management, Inc. in Milwaukee, Wisconsin, and an investment analyst and operations manager with Northern Capital Management Inc. in Madison, Wisconsin.  Mr. Carlsen holds a B.B.A. in Finance, Investments and Banking from the University of Wisconsin.  Mr. Carlsen has served as co-portfolio manager of the Growth Fund since 2007 and the Discovery Fund since 2004.

Paul Dlugosch, CFA, Co-Portfolio Manager and Research Analyst.  Mr. Dlugosch has been an investment professional since 1997 and joined KCM in 2002.  Previously, Mr. Dlugosch worked at Antares Capital Corporation from 1999-2002 and LaSalle National Bank in Chicago, Illinois.  He holds a B.S. in Business Administration from the University of Iowa.  Mr. Dlugosch has served as co-portfolio manager of the Flexible Income Fund since 2011 and the High Yield Fund since 2007.

Alexander Hancock, CFA, Co-Portfolio Manager and Rsearch Analyst.  Mr. Hancock has been an investment professional since 1998 and joined KCM in 2002.  Previously, Mr. Hancock was a private equity analyst at ClearLight Partners, LLC and an analyst in the investment banking division of Salomon Smith Barney.  He holds a B.A. in Economics from Dartmouth College.  Mr. Hancock has served as co-portfolio manager of the High Yield Fund since 2007.

Elizabeth Jones, MD, CFA, Co-Portfolio Manager and Research Analyst.  Dr. Jones has been an investment professional since 2002 and joined KCM in 2003.  She was previously a research analyst with Bank of America Capital Management.  She was a practicing M.D. for over 8 years from 1992-2001.  Dr. Jones received a B.S. from Georgetown University, an M.D. from Vanderbilt University, and an M.B.A. from Arizona State University.  Dr. Jones has served as co-portfolio manager of the Large Cap Fund since 2007 and the Discovery Fund since 2004.

Nicole Kornitzer, CFA, Co-Portfolio Manager and Research Analyst. Ms. Kornitzer has been an investment professional since 2000 and she worked for KCM as a research analyst from 2000-2002 and rejoined the firm in 2004.  Ms. Kornitzer holds a B.A. in Biology from the University of Pennsylvania and a Masters Degree in French Cultural Studies from Columbia University in Paris, France.  Ms. Kornitzer has served as co-portfolio manager of the China Fund since 2009 and the International Fund since its inception.

Jeffrey Sitzmann, CFA, Co-Portfolio Manager and Research Analyst.  Mr. Sitzmann has been an investment professional since 1987 and joined KCM in 2002.  Previously, Mr. Sitzmann worked as a Senior Investment Analyst at Banc One Investment Advisors.  Mr. Sitzmann holds a B.B.A. from the University of Toledo and a M.B.A. from the University of Chicago.  Mr. Sitzmann has served as a co-portfolio manager of the High Yield Fund since 2007.

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Yulin Li, CFA, CPA, Co-Portfolio Manager and Research Analyst.  Mr. Li has been an investment professional since 2010.  Prior to joining KCM in 2010 as a research analyst for the Buffalo International and China Funds, Mr. Li served as a general manager and senior actuary at AEGON, a global life insurance company, for over 10 years.  Mr. Li received his MBA in International Finance from the University of Illinois at Urbana-Champaign and his B.S. in Civil Engineering from Southwest University in Nanjing China.  Effective February 1, 2012, Mr. Li became a co-portfolio manager of the China Fund.

The SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and their ownership of securities in the Buffalo Funds.

Distribution and Other Services

Quasar Distributors, LLC (the “Distributor”) serves as principal underwriter and U.S. Bancorp Fund Services, LLC serves as transfer agent to the Funds.  Quasar Distributors, LLC and U.S. Bancorp Fund Services, LLC are located at 615 East Michigan Street, Milwaukee, WI 53202.

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The financial highlights tables are intended to help you understand each Fund’s financial performance for the past five years (or at least since inception).  Certain information reflects financial results for a single share of a Fund.  The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in a Fund, assuming reinvestment of all dividends and distributions.  This information has been derived from the Funds’ financial statements which are included in the annual report, and have been audited by Ernst & Young LLP, whose report is also included in the annual report.  The Buffalo Funds’ annual report is available at no charge upon request.

China Fund

	Years Ended March 31,
Condensed data for a share of capital stock outstanding throughout the period.	2012	2011	2010	2009(2)(3)	2008

Net asset value, beginning of period	$8.71	$7.96	$4.92	$9.35	$10.53

Income from investment operations:
Net investment income (loss)	0.01	0.01	(0.02)(4)	0.02	0.02
Net gains (losses) on securities (both realized and unrealized)	(1.65)	0.74	3.07	(4.17)	(0.29)

Total from investment operations	(1.64)	0.75	3.05	(4.15)	(0.27)

Less distributions:
Dividends from net investment income	(0.01)	--	(0.01)	(0.02)	(0.05)
Distributions from capital gains	--	--	--	(0.26)	(0.87)

Total distributions	(0.01)	--	(0.01)	(0.28)	(0.92)

Paid-in capital from redemption fees	--(1)	--(1)	--(1)	--(1)	0.01

Net asset value, end of period	$7.06	$8.71	$7.96	$4.92	$9.35

Total return	(18.89%)	9.42%	61.88%	(45.89%)	(4.47%)

Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$22,130	$24,837	$23,864	$14,313	$29,413
Ratio of expenses to average net assets	1.80%	1.75%	1.78%	1.83%	1.72%
Ratio of net investment (loss) to average net assets	0.09%	0.09%	(0.26%)	0.24%	0.10%
Portfolio turnover rate	94%	12%	22%	54%	75%

(1)	Less than $0.01 per share.

(2)
Kornitzer Capital Management, Inc. assumed sole management advisory responsibility for Buffalo China Fund effective November 17, 2008.  Prior to November 17, 2008, Jayhawk Capital Management, LLC provided sub-advisory services.

(3)	Effective November 17, 2008, the Fund name was changed to Buffalo China Fund. Prior to November 17, 2008, the Fund was known as the Buffalo Jayhawk China Fund.

(4)	Net investment loss per share calculated using average shares outstanding.

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Discovery Fund

	Years Ended March 31,
Condensed data for a share of capital stock outstanding throughout the year.	2012(3)	2011	2010	2009	2008

Net asset value, beginning of year	$16.28	$13.76	$8.55	$11.41	$13.48

Income from investment operations:
Net investment loss	(0.07)	(0.05)(1)	(0.03)(1)	(0.02)	(0.06)
Net gains (losses) on securities (both realized and unrealized)	1.74	2.89	5.24	(2.64)	(1.26)

Total from investment operations	1.67	2.84	5.21	(2.66)	(1.32)

Less distributions from capital gains	(0.99)	(0.32)	--	(0.20)	(0.75)

Paid-in capital from redemption fees(2)	--	--	--	--	--

Net asset value, end of year	$16.96	$16.28	$13.76	$8.55	$11.41

Total return	11.50%	20.77%	60.94%	(23.85%)	(10.57%)

Ratios/Supplemental Data:
Net assets, end of year (in thousands)	$416,772	$364,188	$229,814	$102,480	$144,851
Ratio of expenses to average net assets	1.01%	1.02%	1.02%	1.03%	1.02%
Ratio of net investment loss to average net assets	(0.46%)	(0.33%)	(0.22%)	(0.24%)	(0.39%)
Portfolio turnover rate	52%	38%	35%	51%	52%

(1)	Net investment loss per share calculated using average shares outstanding.

(2)	Less than $0.01 per share.

(3)	Effective June 29, 2012, the Fund name was changed to Buffalo Discovery Fund. Prior to June 29, 2012, the Fund was known as the Buffalo Science & Technology Fund.

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Flexible Income Fund

	Years Ended March 31,
Condensed data for a share of capital stock outstanding throughout the year.	2012(2)	2011	2010	2009	2008

Net asset value, beginning of year	$11.76	$10.61	$7.89	$11.38	$11.71

Income from investment operations:
Net investment income	0.41	0.33	0.35	0.38	0.36
Net gains (losses) on securities (both realized and unrealized)	0.63	1.15	2.72	(3.49)	0.05

Total from investment operations	1.04	1.48	3.07	(3.11)	0.41

Less distributions:
Dividends from net investment income	(0.41)	(0.33)	(0.35)	(0.38)	(0.36)
Distributions from capital gains	--	--	--	--	(0.38)

Total distributions	(0.41)	(0.33)	(0.35)	(0.38)	(0.74)

Paid-in capital from redemption fees(1)	--	--	--	--	--

Net asset value, end of year	$12.39	$11.76	$10.61	$7.89	$11.38

Total return	9.15%	14.27%	39.32%	(27.75%)	3.23%

Ratios/Supplemental Data:
Net assets, end of year (in thousands)	$377,851	$184,454	$154,312	$113,692	$166,661
Ratio of expenses to average net assets	1.01%	1.02%	1.03%	1.03%	1.02%
Ratio of net investment income to average net assets	3.49%	2.98%	3.55%	3.85%	2.99%
Portfolio turnover rate	19%	26%	12%	14%	17%

(1)	Less than $0.00 per share.

(2)	Effective July 29, 2011, the Fund name was changed to Buffalo Flexible Income Fund. Prior to July 29, 2011, the Fund was known as the Buffalo Balanced Fund.

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Growth Fund

	Years Ended March 31,
Condensed data for a share of capital stock outstanding throughout the year.	2012	2011	2010(1)	2009	2008

Net asset value, beginning of year	$26.15	$21.87	$14.29	$20.85	$23.15

Income from investment operations:
Net investment income	0.06	0.07	0.10	0.10	0.08
Net gains (losses) on securities (both realized and unrealized)	2.17	4.28	7.58	(6.48)	(1.48)

Total from investment operations	2.23	4.35	7.68	(6.38)	(1.40)

Less distributions:
Dividends from net investment income	(0.01)	(0.06)	(0.10)	(0.11)	(0.08)
Distributions from capital gains	(0.44)	(0.01)	--	(0.07)	(0.82)
Return of capital	--	--	--(2)	--	--

Total distributions	(0.45)	(0.07)	(0.10)	(0.18)	(0.90)

Paid-in capital from redemption fees(2)	--	--	--	--	--

Net asset value, end of year	$27.93	$26.15	$21.87	$14.29	$20.85

Total return	8.78%	19.88%	53.80%	(30.70%)	(6.51%)

Ratios/Supplemental Data:
Net assets, end of year (in thousands)	$507,136	$320,113	$105,087	$68,221	$109,792
Ratio of expenses to average net assets	0.92%	0.99%	1.03%	1.05%	1.03%
Ratio of net investment income to average net assets	0.27%	0.27%	0.51%	0.53%	0.37%
Portfolio turnover rate	46%	47%	30%	51%	31%

(1)	Effective July 31, 2009, the Fund name was changed to Buffalo Growth Fund. Prior to July 31, 2009, the Fund was known as the Buffalo USA Global Fund.

(2)	Less than $0.01 per share.

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High Yield Fund

	Years Ended March 31,
Condensed data for a share of capital stock outstanding throughout the year.	2012	2011	2010	2009	2008

Net asset value, beginning of year	$11.45	$10.88	$8.20	$10.40	$11.26

Income from investment operations:
Net investment income	0.66	0.64	0.63	0.70	0.65
Net gains (losses) on securities (both realized and unrealized)	(0.03)	0.56	2.68	(2.10)	(0.81)

Total from investment operations	0.63	1.20	3.31	(1.40)	(0.16)

Less distributions:
Dividends from net investment income	(0.68)	(0.63)	(0.63)	(0.72)	(0.67)
Distributions from capital gains	--	--	--	(0.08)	(0.03)

Total distributions	(0.68)	(0.63)	(0.63)	(0.80)	(0.70)

Paid-in capital from redemption fees(1)	--	--	--	--	--

Net asset value, end of year	$11.40	$11.45	$10.88	$8.20	$10.40

Total return	5.86%	11.35%	40.96%	(13.64%)	(1.52%)

Ratios/Supplemental Data:
Net assets, end of year (in thousands)	$255,771	$228,976	$172,240	$95,346	$151,176
Ratio of expenses to average net assets	1.02%	1.02%	1.02%	1.03%	1.02%
Ratio of net investment income to average net assets	5.89%	5.75%	6.31%	7.08%	5.71%
Portfolio turnover rate	21%	25%	41%	7%	22%

(1)	Less than $0.01 per share.

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International Fund

	Years Ended March 31,
Condensed data for a share of capital stock outstanding throughout the period	2012	2011	2010	2009	For the Period from September 28, 2007 (Commencement of Operations) to March 31, 2008

Net asset value, beginning of period	$9.79	$8.70	$5.31	$9.37	$10.00

Income from investment operations:
Net investment income	0.05	0.06	0.05	0.08	0.02
Net gains (losses) on securities (both realized and unrealized)	(0.27)	1.08	3.40	(4.04)	(0.65)

Total from investment operations	(0.22)	1.14	3.45	(3.96)	(0.63)

Less distributions:
Dividends from net investment income	(0.05)	(0.05)	(0.05)	(0.06)	-- -
Distributions from capital gains	--	--	--	(0.01)	-- -
Return of capital	--	--	(0.01)	(0.03)	-- -

Total distributions	(0.05)	(0.05)	(0.06)	(0.10)	-- -

Paid-in capital from redemption fees(1)	--	--	--	--	-- -

Net asset value, end of period	$9.52	$9.79	$8.70	$5.31	$9.37

Total return*	(2.20%)	13.09%	65.00%	(42.76%)	(6.30%)

Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$70,805	$54,735	$29,960	$13,632	$22,038
Ratio of expenses to average net assets**	1.14%	1.17%	1.22%	1.20%	1.29%
Ratio of net investment income to average net assets**	0.58%	0.38%	0.61%	0.97%	0.39%
Portfolio turnover rate*	29%	35%	38%	26%	11%

*	Not annualized for periods less than one full year.

**	Annualized for periods less than one full year.

(1)	Less than $0.01 per share.

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Large Cap Fund

	Years Ended March 31,
Condensed data for a share of capital stock outstanding throughout the year.	2012	2011	2010	2009	2008

Net asset value, beginning of year	$20.96	$18.60	$11.66	$19.68	$21.59

Income from investment operations:
Net investment income	0.04	0.04	0.05	0.04	0.02
Net gains (losses) on securities (both realized and unrealized)	0.74	2.38	6.93	(6.14)	(1.30)

Total from investment operations	0.78	2.42	6.98	(6.10)	(1.28)

Less distributions:
Dividends from net investment income	(0.04)	(0.06)	(0.04)	--	(0.02)
Distributions from capital gains	(0.12)	--	--	(1.92)	(0.61)

Total distributions	(0.16)	(0.06)	(0.04)	(1.92)	(0.63)

Paid-in capital from redemption fees(1)	--	--	--	--	--

Net asset value, end of year	$21.58	$20.96	$18.60	$11.66	$19.68

Total return	3.84%	13.04%	59.85%	(34.35%)	(6.25%)

Ratios/Supplemental Data:
Net assets, end of year (in thousands)	$37,990	$36,072	$36,765	$21,320	$41,513
Ratio of expenses to average net assets	0.96%	1.04%	1.08%	1.09%	1.05%
Ratio of net investment income (loss) to average net assets	0.17%	0.19%	0.35%	0.23%	0.11%
Portfolio turnover rate	59%	28%	35%	27%	32%

(1)	Less than $0.01 per share.

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Micro Cap Fund

	Years Ended March 31,
Condensed data for a share of capital stock outstanding throughout the period.	2012	2011	2010	2009	2008

Net asset value, beginning of year	$10.24	$8.18	$4.40	$8.45	$13.32

Income from investment operations:
Net investment loss	(0.09)	(0.07)(1)	--	(0.07)	(0.16)
Net gains (losses) on securities (both realized and unrealized)	1.56	2.13	3.78	(3.49)	(3.69)

Total from investment operations	1.47	2.06	3.78	(3.56)	(3.85)

Less distributions from capital gains:	--	--	--	(0.49)	(1.02)

Paid-in capital from redemption fees(2)	--	--	--	--	--

Net asset value, end of year	$11.71	$10.24	$8.18	$4.40	$8.45

Total return	14.36%	25.18%	85.91%	(42.64%)	(30.23%)

Ratios/Supplemental Data:
Net assets, end of year (in thousands)	$40,981	$31,319	$22,679	$14,017	$27,383
Ratio of expenses to average net assets	1.51%	1.53%	1.54%	1.55%	1.50%
Ratio of net investment loss to average net assets	(0.99%)	(0.82%)	(1.10%)	(1.01%)	(1.08%)
Portfolio turnover rate	31%	30%	28%	31%	34%

(1)	Net investment loss per share calculated using average shares outstanding.

(2)	Less than $0.01 per share.

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Mid Cap Fund

	Years Ended March 31,
Condensed data for a share of capital stock outstanding throughout the year.	2012	2011	2010	2009	2008

Net asset value, beginning of year	$17.25	$14.89	$9.27	$12.86	$15.53

Income from investment operations:
Net investment loss	(0.06)	(0.04)(1)	(0.05)(1)	(0.03)	(0.03)
Net gains (losses) on securities (both realized and unrealized)	1.08	2.40	5.67	(3.38)	(1.42)

Total from investment operations	1.02	2.36	5.62	(3.41)	(1.45)

Less distributions from capital gains	(0.32)	--	--	(0.18)	(1.22)

Paid-in capital from redemption fees(2)	--	--	--	--	--

Net asset value, end of year	$17.95	$17.25	$14.89	$9.27	$12.86

Total return	6.22%	15.85%	60.63%	(26.96%)	(10.60%)

Ratios/Supplemental Data:
Net assets, end of year (in thousands)	$734,567	$754,587	$469,929	$193,720	$380,008
Ratio of expenses to average net assets	1.01%	1.02%	1.02%	1.02%	1.01%
Ratio of net investment loss to average net assets	(0.34%)	(0.23%)	(0.43%)	(0.26%)	(0.23%)
Portfolio turnover rate	31%	21%	12%	17%	34%

(1)	Net investment loss per share calculated using average shares outstanding.

(2)	Less than $0.01 per share.

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Small Cap Fund

	Years Ended March 31,
Condensed data for a share of capital stock outstanding throughout the year.	2012	2011	2010	2009	2008

Net asset value, beginning of year	$27.69	$24.90	$16.21	$20.48	$28.00

Income from investment operations:
Net investment income (loss)	--(2)	(0.10)(1)	(0.01)	0.04	(0.11)
Net gains (losses) on securities (both realized and unrealized)	0.91	2.89	8.73	(3.55)	(4.75)

Total from investment operations	0.91	2.79	8.72	(3.51)	(4.86)

Less dividends and distributions:
Dividends from net investment income	--	--	(0.03)	--	--
Distributions from capital gains	(0.06)	--	--	(0.76)	(2.66)
Return of capital	--	--	--(2)	--	--

Total dividends and distributions	(0.06)	--	(0.03)	(0.76)	(2.66)

Paid-in capital from redemption fees(2)	--	--	--	--	--

Net asset value, end of year	$28.54	$27.69	$24.90	$16.21	$20.48

Total return	3.31%	11.20%	53.80%	(18.00%)	(18.74%)

Ratios/Supplemental Data:
Net assets, end of year (in thousands)	$2,768,696	$3,157,445	$2,931,836	$1,257,265	$1,602,315
Ratio of expenses to average net assets	1.00%	1.01%	1.01%	1.01%	1.00%
Ratio of net investment income (loss) to average net assets	(0.00%)(3)	(0.40%)	(0.51%)	0.22%	(0.41%)
Portfolio turnover rate	24%	16%	9%	15%	37%

(1)	Net investment loss per share calculated using average shares outstanding.

(2)	Less than $0.01 per share.

(3)	Less than 0.01%.

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Index Descriptions

Investors cannot invest directly in an index, although they may invest in the underlying securities.

The Bank of America Merrill Lynch (BofAML) U.S. High Yield Master II Index is an unmanaged index that tracks the performance of U.S. dollar denominated, below investment-grade rated corporate debt publically issued in the U.S. domestic market.

The Hang Seng Index is a freefloat-adjusted market capitalization-weighted stock market index in Hong Kong.  It is used to record and monitor daily changes of the largest companies of the Hong Kong stock market and is the main indicator of the overall market performance in Hong Kong.  These 45 companies represent about 67% of capitalization of the Hong Kong Stock Exchange.

The Lipper Balanced Funds Index® is an unmanaged, net asset value (“NAV”) weighted index of the 30 largest balanced mutual funds.  Performance is presented net of the Funds’ fees and expenses.

The Lipper High Yield Bond Funds Index® is a widely recognized index of the 30 largest mutual funds that invest primarily in high yield bonds.  Performance is presented net of the funds’ fees and expenses.

The Lipper International Funds Index® measures the performance of the 30 largest mutual funds in the international equity fund objective, as determined by Lipper, Inc.

The Lipper Large-Cap Growth Funds Index® is an unmanaged, equally weighted performance index of the 30 largest qualifying mutual funds (based on net assets) in the Lipper Large-Cap classification.

The Lipper Micro-Cap Funds Index® is an unmanaged, equally weighted performance index of the 30 largest qualifying mutual funds (based on net assets) in the Lipper Micro Cap classification.

The Lipper Mid-Cap Growth Funds Index® is an unmanaged, equally weighted performance index of the 30 largest qualifying mutual funds (based on net assets) in the Lipper Mid-Cap classification.

Lipper Mixed-Asset Target Allocation Moderate Funds Index® is an unmanaged index considered representative of mixed-asset target allocation moderate funds tracked by Lipper.

The Lipper Multi-Cap Growth Funds Index® is an unmanaged index that reflects the net asset value weighted return of 30 of the largest multi-cap growth funds tracked by Lipper.

The Lipper Science & Technology Funds Index® is an unmanaged, equally weighted performance index of the largest qualifying mutual funds (based on net assets) in the Lipper Science and Technology classification.

The Lipper Small-Cap Growth Funds Index® is an unmanaged, equally weighted performance index of the 30 largest qualifying mutual funds (based on net assets) in the Lipper Small-Cap classification.

The MSCI AC World Index Ex USA® is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets excluding the U.S.

The MSCI China Free Index is a capitalization weighted index that measures the performance of stocks from the country of China.

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The NYSE Arca Tech 100 Index® is a price-weighted index comprised of stocks and ADRs of technology-related companies listed on U.S. stock exchanges that produce or deploy innovative technologies in the conduct of their businesses.

The Russell 1000 Growth Index® measures the performance of those Russell 1000 Index® companies with higher price-to-book ratios and higher forecasted growth values.  The Russell 1000 Index® consists of the 1,000 largest companies in the Russell 3000 Index®.

The Russell 2000 Growth Index® measures the performance of those Russell 2000 Index® companies with higher price-to-book ratios and higher forecasted growth values.

The Russell 3000 Growth Index® measures the performance of the broad growth segment of the U.S. equity universe.  It includes those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values.

The Russell Microcap Growth Index® measures the performance of those Russell Microcap companies with higher price-to-book ratios and higher forecasted growth values.  The Russell Microcap Index® consists of the smallest 1,000 companies in the small-cap Russell 2000 Index® plus the next 1,000 securities.

The Russell Midcap Growth Index® measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values.

The S&P 500 Index® is a capitalization-weighted index of 500 large capitalization stocks which is designed to measure broad domestic securities markets.

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Shareholder Information

HOW SHARE PRICE IS DETERMINED

Shares of each Fund are purchased or redeemed at their NAV next calculated after your purchase order and payment or redemption order is received in “good order” by a Fund.  In the case of certain authorized financial intermediaries (“financial intermediaries”), such as broker-dealers, fund supermarkets, retirement plan record-keepers or other financial institutions, that have made satisfactory payment or redemption arrangements with the Funds, orders will be processed at the NAV next effective after receipt by such intermediary, consistent with applicable laws and regulations.  Orders placed through financial intermediaries who have not been specifically authorized to accept purchase and redemption requests on behalf of the Fund will be processed at the NAV determined after receipt of the purchase or redemption request by the Fund.

A Fund’s NAV is calculated by subtracting from the Fund’s total assets any liabilities and then dividing this amount by the total outstanding shares as of the date of the calculation.  The NAV is computed once daily, Monday through Friday, at 4:00 p.m. (Eastern time), on days when the Funds are open for business.  The Funds are closed on weekends, days when the NYSE is not open for unrestricted trading and certain national holidays as disclosed in the SAI.

Each security owned by a Fund that is listed on a securities exchange (including ADRs), except those traded on NASDAQ, is valued at the latest sale price on that exchange on the date as of which assets are valued.  Where the security is listed on more than one exchange, a Fund will use the price of the exchange that it generally considers to be the principal exchange on which the security is traded.  Fund securities listed on NASDAQ will be valued at the NASDAQ Official Closing Price, which may not necessarily represent the last sale price.  If there has been no sale on such exchange or on NASDAQ on such day, the security is valued at the mean between the most recent quoted bid and asked price on such day.  Debt securities with remaining maturities of 60 days or less are normally valued at amortized cost, unless the Board’s Valuation Committee determines that amortized cost does not represent fair valuation.

When market quotations are not readily available or when they may not reflect the actual market value, any security or other asset is valued at its fair value as determined under procedures approved by the Board of Trustees.  Under these fair value procedures the authority to determine estimates of fair value has been delegated to a valuation committee consisting of members of the Funds’ Advisor and administrator, subject to the ultimate supervision of the Board of Trustees.  The Board of Trustees will regularly evaluate whether the Funds’ fair value pricing procedures continue to be appropriate in light of the specific circumstances of the Funds and the quality of prices obtained through their application by the Trust’s valuation committee.  These fair value procedures are used by the valuation committee to price a security when corporate events, events in the securities market or world events cause the Funds’ management to believe that a security’s last sale price may not reflect its actual market value.  In addition, the fair value procedures are used by the valuation committee to price thinly traded securities (such as junk bonds and small- or micro-cap securities) when the Funds’ management believes that the last sale price may not accurately reflect the securities’ markets value.  By using fair value pricing procedures, the goal is to ensure that the Funds are accurately priced.  The effects of using fair value pricing are that the value derived may only best reflect the value as determined, and the real value may vary higher or lower.  To the extent that the valuation committee determines the fair market value of a security, it is possible that the fair market value determined by the valuation committee will not exactly match the market price of the security when the security is sold by a Fund.

Valuation of Foreign Securities

Under normal market conditions the Funds determine the value of a foreign security as of the close of trading on the foreign stock exchange on which the security is primarily traded, or as of the close of trading on the NYSE, if earlier.  The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE (generally 4:00 p.m., Eastern time) on the day that the value of the foreign security is determined.  If no sale is reported at that time, the foreign security will be valued at the mean between the most recent quoted bid and ask price.  Occasionally events (such as repatriation limits or restrictions) may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value.  If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Board of Trustees.

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Trading in securities on foreign stock exchanges and over-the-counter markets, such as those in Europe and Asia, may be completed well before the close of business on the NYSE on each day that the NYSE is open (“NYSE business day”).  Occasionally, events occur between the time at which trading in a foreign security is completed and the close of the NYSE that might call into question the availability (including the reliability) of the value of a foreign portfolio security held by a Fund.  As a result, a Fund could be susceptible to what is referred to as “time zone arbitrage.”  Certain investors in a Fund may seek to take advantage of discrepancies in the value of the Fund’s portfolio securities as determined by the foreign market at its close and the latest indications of value attributable to the portfolio securities at the time the Fund’s NAV is computed.  This type of trading may dilute the value of a Fund’s shares, if such discrepancies in security values actually exist.  To attempt to minimize the possibilities for time zone arbitrage, and in accordance with procedures established and approved by the Board of Trustees, the Funds’ portfolio managers monitor price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of depositary receipts, futures contracts and exchange traded funds).  These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred that might call into question the availability (including the reliability) of the values of foreign securities between the times at which they are determined and the close of the NYSE.  If such an event occurs, the foreign securities may be valued using fair value procedures established and approved by the Board of Trustees.  In certain circumstances these procedures include the use of independent pricing services that have been approved by the Board of Trustees.  The intended effect of applying fair value pricing is to compute an NAV that accurately reflects the value of a Fund’s portfolio at the time that the NAV is calculated, to discourage potential arbitrage market timing in Fund shares, to mitigate the dilutive impact of such attempted arbitrage market timing and to be fair to purchasing, redeeming and existing shareholders.  However, the application of fair value pricing procedures may, on occasion, worsen rather than mitigate the potential dilutive impact of arbitrage market timing.

In addition, trading in foreign portfolio securities generally, or in securities markets in a particular country or countries, may not take place on every NYSE business day.  Furthermore, trading takes place in various foreign markets on days that are not NYSE business days, and on which the Fund’s NAV is not calculated.  Therefore, the NAV of the Fund’s shares may change on days when shareholders may not be able to purchase or redeem the Fund’s shares.  The calculation of a Fund’s NAV does not take place contemporaneously with the determination of the prices of many of the foreign portfolio securities used in the calculation.  If events affecting the last determined values of these foreign securities occur (determined through the monitoring process described above), the securities will be valued at fair value determined in good faith in accordance with the Funds’ fair value procedures established and approved by the Board of Trustees.

HOW TO PURCHASE SHARES

No Load Funds

There are no sales commissions or Rule 12b-1 distribution fees charged on investments in the Funds.

How to Buy Shares

To make an initial purchase, your purchase order must be received by the Funds, their agents or an authorized financial intermediary in “good order.”  “Good order” means that your purchase includes: (1) a completed account application or investment stub; (2) the dollar amount of shares to be purchased; and (3) a check payable to Buffalo Funds, which indicates your investment in a Fund (see chart on page 83 for details on making investments in the Funds).  In general, you may purchase shares of the Funds as indicated below:

·	by phone, Internet, mail or wire;
·	through Automatic Investments; and
•	through exchanges from another Buffalo Fund.

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All checks must be in U.S. dollars drawn on a domestic financial institution.  Cashier’s checks under $10,000, money orders, third party checks, credit card checks, Treasury checks, traveler’s checks, starter checks, post dated checks, post dated on-line bill pay checks or any conditional order or payment will not be accepted as payment.  Your NAV per share for a purchase will be the next computed NAV after your request is received in good order.  All requests received in good order before the close of regular trading on the NYSE (4:00 p.m., Eastern time) will be executed at the NAV, computed on the same day.  Requests received after the close of regular trading on the NYSE will receive the next business day’s NAV.

The Funds do not consider the U.S. Postal Service or other independent delivery services to be their agents.  Therefore, deposit in the mail or with such services, or receipt at the U.S. Bancorp Fund Services, LLC post office box, of purchase orders or redemption requests does not constitute receipt by the Transfer Agent.

The Fund does not issue share certificates and its shares are not registered for sale outside of the United States.  The Fund generally does not sell shares to investors residing outside the United States, even if they are United States citizens or lawful permanent residents, except to investors with United States military APO or FPO addresses.

Minimum Initial Investment

•	$2,500 for regular accounts, unless opened via an exchange;
•	$1,000 for exchanges from another Buffalo Fund;
•	$250 for IRA and Uniform Transfer/Gifts to Minors Accounts; or
•	$100 initial purchase for any account when an Automatic Investment Plan is established for at least $100 per month.

Minimum Additional Investment

•	$100 by phone, Internet or mail;
•	$100 by wire;
•	$100 for Automatic Investments through an automated clearing house (“ACH”); and
•	$100 for exchanges from another Buffalo Fund.

Automatic Investment Plan

For your convenience, the Funds offer an Automatic Investment Plan (“AIP”).  Under the AIP, after your initial investment, you may authorize the Fund to withdraw automatically from your personal checking or savings account an amount that you wish to invest, which must be at least $100 on a monthly or quarterly basis.  In order to participate in the AIP, your bank must be a member of the ACH network.  If you wish to enroll in the AIP, complete the appropriate section in the Account Application.  The Funds may terminate or modify this privilege at any time.  You may terminate your participation in the AIP at any time by notifying the Transfer Agent five days prior to the effective date.  A fee will be charged if your bank does not honor the AIP draft for any reason.

Minimum Account Size

You must maintain a minimum account value equal to the current minimum initial investment, which is $2,500 for regular shareholder accounts, unless opened via an exchange.  If your account falls below a minimum due to redemptions and not market action, the Funds may ask you to increase the account size back to the minimum.  If you do not bring the account up to the minimum amount within 60 days after the Funds contact you, the Funds may close the account and send your money to you or begin charging you a fee for falling below the minimum account size.

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HOW TO REDEEM SHARES

You may withdraw proceeds from your account at any time.  Your NAV for a redemption will be the next computed NAV after your request is received by the Fund, its agents or an authorized financial intermediary in “good order”.  All requests received in good order before the close of regular trading on the NYSE (4:00 p.m. Eastern time) will be executed at the NAV computed on the same day.  Requests received after the close of regular trading on the NYSE will receive the next business day’s NAV.

There is no minimum limit for withdrawal via mail, but the most you can redeem by telephone is $25,000, provided that you have previously registered for this service.  Redemption requests by mail must be received by the Funds, their agents or an authorized financial intermediary in “good order.”  For redemption requests, “good order” means that: (1) your request should be in writing, indicating the number of shares or dollar amount to be redeemed; (2) the request properly identifies your account number; (3) the request is signed by you and any other person listed as an account owner exactly as the shares are registered; and, if applicable, (4) the signature(s) on the request is guaranteed.  Redemptions over $25,000 must be made in writing and be signature guaranteed.  Additionally, signature guarantees are required when any of the following are true:

• you request that redemption proceeds be sent to a different payee, bank, or address than that which the Funds have on file;
• you request that redemption proceeds be sent to an address of record within 15 days of changing that address; or
• you are changing the account registration or sending proceeds to a Buffalo account with a different registration.

For further instructions about signature guarantees, see the “Signature Guarantees” section.

The following services are also available to shareholders.  Please call 1-800-49-BUFFALO (1-800-492-8332) for more information.

• Uniform Transfers/Gifts to Minors Accounts	• Roth IRA accounts
• Transfer on Death (“TOD”) Accounts	• Coverdell Education Savings Accounts
• Accounts for corporations, partnerships and retirement plans.	• Simplified Employee Pensions (“SEPs”)
• Traditional IRA accounts

Distributions

Distributions. Each Fund has qualified, or intends to qualify, as a regulated investment company (“RIC”) under the Internal Revenue Code of 1986, as amended.  As a RIC, a Fund generally pays no federal income tax on the investment company taxable income and net capital gain it distributes to you, provided that the Fund complies with all requirements regarding the source of its income, diversification of its assets, and the timing and amount of its distributions.  The Flexible Income and High Yield Funds expect to declare and distribute all of their respective “investment company taxable income,” which includes interest, dividends, net short-term capital gain and net gain from foreign currency transactions, if any, to their respective shareholders at least annually and as frequently as monthly.  The International, China, Large Cap, Micro Cap, Mid Cap, Discovery, Small Cap, and Growth Funds declare and distribute investment company taxable income, if any, annually, usually in December.  Distributions of net capital gain (the excess of net long-term capital gain over short-term capital loss), if any, will be declared and paid by each of the Buffalo Funds annually, usually in December.  A Fund may distribute its investment company taxable income and net capital gain more frequently, if necessary, in order to reduce or eliminate federal excise or income taxes on such Fund.  Alternatively, but subject to the approval of the Board of Trustees, any or all of the Funds may distribute all of their investment company taxable income and net capital gain, if applicable, annually, semi-annually, quarterly or monthly on a date or dates approved by the Board of Trustees.

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The amount of any distribution will vary, and there is no guarantee a Fund will make a distribution of either investment company taxable income or net capital gain.  There are no fees or sales charges on reinvestments. If you elect to receive payments of distributions in cash, and the U.S. Postal Service is unable to deliver the check, or if a check remains outstanding for six months, the Funds reserve the right to reinvest the distribution check in your account, at the applicable Fund’s current NAV, and to reinvest all subsequent distributions.

Annual Statements.  Every January, you will receive a statement that shows the tax status of distributions you received (or were deemed to receive) in the previous calendar year.  Distributions declared in October, November or December to shareholders of record in such month, but paid in January, are taxable as if received on December 31.  The Funds may reclassify distributions after your tax reporting statement is mailed to you.  Prior to issuing your statement, the Funds make every effort to search for reclassified income to reduce the number of corrected forms mailed to shareholders.  However, when necessary, the Funds will send you a corrected Form 1099-DIV to reflect reclassified information.

Avoid “Buying a Distribution.”  If you are a taxable investor and invest in a Fund shortly before the record date of a distribution, the distribution will lower the value of the Fund’s shares by the amount of the distribution and, in effect, you will receive some of your investment back in the form of a taxable distribution.

Taxes

Tax Considerations. In general, if you are a taxable investor, Fund distributions are taxable to you at either ordinary income or long-term capital gain tax rates.  This is true whether you reinvest your distributions in additional Fund shares or receive them in cash.  Fund distributions may not be subject to federal income tax if you are a tax-exempt investor or are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account, in which case you may be subject to federal income tax upon withdrawal from such tax-deferred arrangements.

For federal income tax purposes, Fund distributions of investment company taxable income are taxable to you as ordinary income (for non-corporate shareholders, currently taxed at a maximum rate of 35% but scheduled to increase to 39.6% for tax years beginning after December 31, 2012) unless a Fund designates any part of such distribution as attributable to qualified dividend income.  For non-corporate shareholders, any distribution attributable to and reported as qualified dividend income will be eligible for the reduced federal income tax rate applicable to long-term capital gain, provided such shareholders meet certain holding period requirements.  However, the current federal income tax provisions applicable to qualified dividend income are scheduled to expire for tax years beginning after December 31, 2012.  For non-corporate shareholders, distributions of net capital gain are taxable as long-term capital gains (currently taxed at a maximum rate of 15%, but scheduled to increase to 20% for tax years beginning after December 31, 2012) no matter how long you have owned your shares.  Distributions are generally taxable when received.  However, distributions declared in October, November or December to shareholders of record on a date in such a month and paid the following January are taxable as if received on December 31.

Medicare Tax.  In addition to the federal income tax, for tax years beginning after December 31, 2012, individuals, trusts and estates are scheduled to be subject to a Medicare tax of 3.8 percent.  The Medicare tax will be imposed on the lesser of the taxpayer’s (i) investment income, net of deductions properly allocable to such income, or (ii) the amount by which the taxpayer’s modified adjusted gross income exceeds certain thresholds ($250,000 for married individuals filing jointly, $200,000 for unmarried individuals and $125,000 for married individuals filing separately).  The Funds anticipate that they will distribute income that will be includable in a shareholder’s investment income for purposes of this Medicare tax.

Sale, Exchange or Redemption of Fund Shares.  A sale, exchange or redemption of Fund shares is a taxable event and, accordingly, a capital gain or loss may be recognized.  For federal income tax purposes, an exchange of your Fund shares for shares of a different Buffalo Fund is the same as a sale.  Gain or loss realized upon a sale, exchange or redemption of Fund shares will generally be treated as long-term capital gain or loss if the shares have been held for more than one year, and as short-term capital gain or loss if the shares have been held for one year or less. Any loss arising from the sale, exchange or redemption of shares held for six months or less, however, is treated as a long-term capital loss to the extent of any distributions of net capital gain received on such shares.  In determining the holding period of such shares for this purpose, any period during which your risk of loss is offset by means of options, short sales or similar transactions is not counted.  If you purchase Fund shares within thirty days before or after selling, exchanging or redeeming other Fund shares at a loss, all or part of your loss will not be deductible and will instead increase the basis of the newly purchased shares.

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Backup Withholding.  By law, if you do not provide the Funds with your proper taxpayer identification number and certain required certifications, you may be subject to backup withholding on any distributions of investment company taxable income, net capital gain, or proceeds from the sale of your shares.  The Funds also must withhold if the IRS instructs them to do so.  Under current law, the rate of backup withholding is 28% (but scheduled to increase to 31% for distributions made or proceeds paid after December 31, 2012) of any distributions or proceeds paid to U.S. residents.

China Fund and International Fund.  If the Fund qualifies to pass through to you the tax benefits from foreign taxes it pays on its investments, and elects to do so, then any foreign taxes it pays on these investments may be passed through to you as a foreign tax credit.

Cost Basis Reporting.  The Funds are required to report to you and the IRS the cost basis of any Fund shares acquired after January 1, 2012 when you subsequently redeem those Fund shares.  The Funds will determine cost basis using the average cost method unless you elect in writing (and not over the telephone) any alternate IRS-approved cost basis method.  Please see the SAI for more information regarding cost basis reporting.

Other.  Fund distributions and capital gains from the sale, exchange or redemption of your Fund shares generally are subject to state and local taxes.  Non-U.S. investors may be subject to U.S. withholding at a 30% tax rate (or lower pursuant to certain treaties) and U.S. estate tax.  Additionally, non-U.S. investors may be subject to special U.S. tax certification requirements.

This discussion of distributions and taxes is not intended or written to be used as tax advice.  Because everyone’s tax situation is unique, you should consult your tax professional about federal, state, local, or foreign tax consequences before making an investment in the Funds.

Additional Policies About Transactions

The Funds cannot process a transaction request unless it is properly completed as described in this section.  To avoid delays, please call the Funds if you have any questions about these policies.  The Funds reserve the right to cancel or change these transaction policies at any time upon 30 days’ written notice to shareholders prior to any change taking effect.

If you wish to purchase (or redeem) shares of a Buffalo Fund through a broker, a fee may be charged by that broker.  You may also contact the Buffalo Funds directly to purchase and redeem shares of the Funds without this fee.  In addition, you may be subject to other policies or restrictions of the broker, such as a higher minimum account value.

Purchases - The Funds may reject purchase orders when they are not received by the Funds in “good order” or when it is in the best interest of a Fund and its shareholders to do so.  If your check or ACH does not clear, you will be charged a fee of $25, and you may be responsible for any additional charges incurred by the Funds.  If a purchase order is rejected for any reason, the investor will be notified.

Please note that the Small Cap Fund is currently closed to all new accounts, including new employer sponsored retirement plans (“ESRPs”).  The Fund will remain open to additional investments by all existing accounts and existing ESRPs.  In addition, new participants in all existing ESRPs may make investments in the Fund.  Finally, the Advisor reserves the right to make exceptions to this closure for pending plans.

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Redemptions – The Funds generally send proceeds to the proper party, as instructed, as soon as practicable after a redemption request has been received in “good order” and accepted.  But the Funds reserve the right, under certain circumstances, to delay the payment of redemption proceeds up to seven days (as allowed by applicable law).

The Funds cannot accept requests that contain special conditions or effective dates, and the Funds may request additional documentation to ensure that a request is genuine.  Under certain circumstances, the Funds may, instead of cash, pay you proceeds in the form of liquid portfolio securities owned by the Fund from which you are redeeming shares.  If the Funds pay you with securities in this manner, the total value of such securities on the date of sale will be used to calculate your capital gain or loss for federal income tax purposes with respect to such redemption.  If you receive securities instead of cash, you will incur brokerage costs when converting the securities into cash and will bear any market risk until such securities are converted.

If you request a redemption within 12 days of a purchase, the Funds will delay sending your proceeds until unconditional payment has been collected.  This may take up to 12 days from the date of purchase.  For your protection, if your account address has been changed within the last 15 days, your redemption request must be in writing and signed by each account owner, with signature(s) guaranteed.  The right to redeem shares may be temporarily suspended in emergency situations as permitted by federal law.

Shareholders who hold their shares in an IRA or other retirement plan must indicate on their redemption request whether or not to withhold federal income tax.  Generally, redemption requests failing to indicate an election not to have tax withheld will be subject to 10% withholding.  Please refer to your IRA Disclosure Statement for more information.

Redemption Fee – If shares of the High Yield, Micro Cap or Small Cap Funds are sold or exchanged within 180 days of their purchase, or if shares of the Flexible Income, International, China, Large Cap, Mid Cap, Discovery or Growth Funds are sold or exchanged within 60 days of their purchase, a redemption fee of 2.00% of the value of the shares sold or exchanged will be assessed.  The Fund will employ the "first in, first out" method to calculate the 60-day holding period.

The redemption fee does not apply to:

(1) shares purchased through reinvested distributions (investment company taxable income and capital gains);

(2) shares held through 401(k) or other employer-sponsored retirement plans.  However, the redemption fee does apply to non-mandatory withdrawals from individual retirement accounts (IRAs) and 403(b) custodial accounts;

(3) shares sold or exchanged under systematic redemptions or exchanges;

(4) shares sold following the death or disability of a shareholder.  The disability, determination of disability and subsequent sale must have occurred during the period the fee applied;

(5) shares sold in connection with mandatory withdrawals from traditional IRAs after age 70½ and other required distributions from retirement accounts; and

(6) shares redeemed through an approved fee-based program involving asset allocation or rebalancing at the firm level of a dealer.

With respect to shares sold or exchanged following the death or disability of a shareholder or mandatory retirement plan distributions, you must inform the Fund or your financial intermediary that the fee does not apply.  You may be required to show evidence that you qualify for the exception.

The redemption fee is retained by the Fund to help pay transaction and tax costs that long-term investors may bear when the Fund incurs brokerage or other transaction expenses and/or realizes capital gains as a result of selling securities to meet investor redemptions.

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Fund shareholders are subject to this 2.00% redemption fee whether they are direct shareholders or invest indirectly through a financial intermediary such as a broker-dealer, a bank, or an investment advisor.  Although the Funds have the goal of applying this redemption fee to most redemptions of shares held for 60 days or less, the Funds may not always be able to track short-term trading effected through financial intermediaries in non-disclosed or omnibus accounts.  While the Funds have entered into information sharing agreements with such financial intermediaries that contractually require such financial intermediaries to provide the Funds with information relating to their customers investing in the Funds through non-disclosed or omnibus accounts, the Funds cannot guarantee the accuracy of the information provided to them from financial intermediaries and may not always be able to track short-term trading effected through these financial intermediaries.  These may include, but are not limited to, 403(b), 457, Keogh, Profit Sharing Plans and Money Purchase Pension Plans, as well as other employer-sponsored retirement plans (excluding IRA and other one-person plans).  In addition, because the Funds are required to rely on information from the financial intermediary as to the applicable redemption fee, the Funds cannot ensure that the financial intermediary is always imposing such fee on the underlying shareholder in accordance with the Funds’ policies.

The Funds reserve the right to waive the redemption fee because of a bona fide and unanticipated financial emergency or other similar situation where such waiver is consistent with the best interests of the Funds and their shareholders and to the extent permitted or required by applicable law.

Market Timing and Frequent Trading – While the Funds provide shareholders with daily liquidity, the Funds are designed for long-term investors and are not intended for investors that engage in excessive short-term trading activity that may be harmful to the Funds including, but not limited to, market timing.  Market timing is generally defined as the excessive short-term trading of mutual fund shares that may be harmful to the Funds and their shareholders.  The Funds do not allow market timing or accommodate market timers and have policies and procedures to that end.

Frequent purchases and redemptions of a Fund’s shares may present certain risks for a Fund and its shareholders.  These risks include, among other things, dilution in the value of Fund shares held by long-term shareholders, interference with the efficient management of a Fund’s portfolio, negatively impairing a Fund’s performance and increased brokerage and administrative costs for all shareholders, including long-term shareholders who do not generate these costs.  A Fund may have difficulty implementing long-term investment strategies if it is unable to anticipate what portion of its assets it should retain in cash to provide liquidity to its shareholders.

The Board of Trustees has adopted policies and procedures to prevent excessive short-term trading and market timing, under which the Funds will refuse to sell shares to market timers, and will take such other actions necessary to stop excessive or disruptive trading activities, including closing an account to new purchases believed to be held by or for a market timer.  The Funds may refuse or cancel purchase orders (within one business day of purchase) for any reason, without prior notice, particularly purchase orders that the Funds believe are made by or on behalf of market timers.  You will be considered a market timer if you: (i) have requested a redemption of Fund shares within 90 days of an earlier purchase (or exchange) request; (ii) make investments of large amounts of $1 million or more followed by a redemption (or exchange) request in close proximity to the purchase; or (iii) otherwise seem to follow a timing pattern.

The Funds have implemented trade activity monitoring procedures to discourage and prevent market timing or excessive short-term trading in the Funds.  For purposes of applying these procedures, the Funds may consider, among other things, an investor’s trading history in the Funds, and accounts under common ownership, influence or control.  Under these procedures, the Funds or their agents monitor selected trades and flows of money in and out of the Funds in an effort to detect excessive short-term trading activities, and for consistent enforcement of the policy.  If, as a result of this monitoring, the Funds or their agents believe that a shareholder has engaged in excessive short-term trading, the Fund will refuse to process purchases or exchanges in the shareholder’s account.

For individual accounts where transaction information can readily be accessed, the Funds, the Advisor or their agents will monitor transaction activity.  Where transactions are placed through omnibus accounts maintained by financial intermediaries, such as 401(k) plan administrators and certain fee-based financial advisors, the ability to monitor trades from the underlying shareholders may be limited.  The Funds, the Advisor or their agents will seek to utilize web-based and other tools made available by such financial advisors to provide transparency to screen for excessive short-term trading.  If, as a result of the monitoring, the Funds, the Advisor or their agents believe that a shareholder has engaged in excessive short-term trading, the Funds will request the financial advisors to restrict the account from further purchases or exchanges.

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The Funds have also implemented fair value pricing procedures designed to help ensure that the prices at which Fund shares are purchased and redeemed are fair, do not result in the dilution of shareholder interests or other harm to shareholders, and help to deter market timing activity.  For more information on fair value pricing by the Funds, please see the section entitled “How Share Price is Determined” above.

The shares of the Funds are not subject to any contingent deferred sales charge, but the Funds do impose a redemption fee, as described above, to discourage frequent trading.  However, the Funds, except the International and China Funds, hold stocks and other investments that generally are domestic, highly liquid securities, such that the Funds generally do not make an attractive target for predatory trading or arbitrage efforts.

Although the policy is designed to discourage excessive short-term trading, none of these procedures alone nor all of them taken together eliminate the possibility that excessive short-term trading activity in the Funds will occur.  Moreover, each of these procedures involves judgments that are inherently subjective.  The Advisor and its agents seek to make these judgments to the best of their abilities in a manner that they believe is consistent with shareholder interests.

Exemptions to the Funds’ policy defining someone as a market timer may only be granted by the Funds’ Chief Compliance Officer upon good reason and exigent circumstances as demonstrated by the individual.  Exigent circumstances may be deemed as an unforeseen need for funds or a pattern of typically investing $1 million or more.  Any waiver of the policies on market timing will not be permitted if it would harm a Fund or its shareholders or subordinate the interest of the Fund or its shareholders.  Any waiver of prohibitions on market timing made by the Chief Compliance Officer must be reported to the Board of Trustees at the next quarterly Board meeting.

Payments to Financial Intermediaries – The Advisor and/or the Distributor may pay additional compensation (at their own expense and not as an expense of the Funds) to certain brokers, dealers or other financial intermediaries in connection with the sale or retention of Fund shares and/or shareholder servicing.  These payments may be made to financial intermediaries that provide shareholder servicing and marketing support.  You should ask your financial intermediary for more details about any such payment it receives.

These payments may provide an additional incentive to financial intermediaries to actively promote the Funds.  Depending on the arrangements in place at any particular time, a financial intermediary may have a financial incentive to recommend a particular Fund.  The maximum amount of additional compensation that the Advisor or Distributor is paying to any intermediary from its own assets is 0.40% of average daily net assets attributable to the financial intermediary.  Revenue sharing arrangements are not financed by the Funds, and thus, do not result in increased Fund expenses.

Closure of a Fund – The Advisor retains the right to close any Fund (or partially close any Fund) to new purchases if it is determined to be in the best interest of shareholders.  The Micro Cap Fund intends to close to all new investors at approximately $250 million of assets.  As of the date of this Prospectus, the Small Cap Fund is closed to all new accounts, including new ERSPs.  Based on market and Fund conditions, the Advisor may decide to close the Funds to new investors, all investors or certain classes of investors (such as Fund supermarkets) at any time.  If a Fund is closed to new purchases it will continue to honor redemption requests, unless the right to redeem shares has been temporarily suspended as permitted by federal law.

Signature Guarantees – Generally signature guarantees will be accepted from domestic banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations, as well as from participants in the New York Stock Exchange Medallion Signature Program and the Securities Transfer Agents Medallion Program (“STAMP”). A notarized signature from a notary public is not a signature guarantee.  For your protection, the Funds require a guaranteed signature if you request:

•  that a redemption be sent to a different payee, bank or address than that which the Funds have on file;
•  any redemption within 15 days of a change of address;
•  any redemption in excess of $25,000; and
•  a change in account registration.

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Non-financial transactions, including establishing or modifying certain services on an account, may require a signature guarantee, signature verification from a Signature Validation Program member or other acceptable form of authentication from a financial institution source.

In addition to the situations above, the Funds and/or the Transfer Agent reserve the right to require a signature guarantee in other instances based on the circumstances relative to the particular situations.

Corporations, Trusts and Other Entities – Persons who want to purchase or redeem shares of a Buffalo Fund on behalf of a corporation, in a fiduciary capacity, or in any other representative or nominee capacity must provide the Funds with appropriate documentation establishing their authority to act.  The Funds cannot process requests until all required documents have been provided. Please call the Funds if there are questions about what documentation is required.

Exchanges to Another Fund – The minimum exchange amount required to establish a new Fund account is $1,000.  After your accounts are established, exchanges may be made in amounts of $100 or more.  You must also keep a minimum balance in the amount of $1,000 in your account, unless you wish to close that account.  You must also keep a minimum balance in the account of the Fund out of which you are exchanging shares, unless you wish to close that account.  The names and registrations on both accounts must be identical.  Redemption fees will also apply if you redeem your shares through an exchange that have not been held in the account for the requisite time period.  Exchanges between Buffalo Funds are transactions subject to the Fund’s market timing policy.  You should review the Prospectus for information relating to the Buffalo Fund in which you are investing.  All shareholders who have selected this option on their account application are able to perform exchanges by telephone.

Telephone/Internet Services – Telephone trades must be received by or prior to market close.  During periods of increased market activity, you may have difficulty reaching the Funds by telephone and shareholders may encounter higher than usual call wait times.  Please allow sufficient time to ensure that you will be able to complete your telephone transaction prior to market close. Neither the Fund nor the Transfer Agent is liable for any loss incurred due to failure to complete a telephone transaction prior to market close.  If this happens, contact the Buffalo Funds by mail or by accessing the Funds’ web site at www.buffalofunds.com.  The Funds may refuse a telephone request, including a request to redeem shares of a Fund.  The Funds will use reasonable procedures to confirm that telephone instructions are genuine.  If such procedures are followed neither the Funds nor any person or entity that provides services to the Buffalo Funds will be liable for any losses due to unauthorized or fraudulent instructions.  The Funds reserve the right to limit the frequency or the amount of telephone redemption requests.  Once a telephone or internet transaction has been placed, it cannot be canceled or modified.

Shareholder Information – To help lower the impact of operating costs, the Funds attempt to eliminate mailing duplicate documents to the same address.  When two or more Buffalo Fund shareholders have the same last name and address, the Funds may send only one Prospectus, annual report, semi-annual report, general information statement or proxy to that address rather than mailing separate documents to each shareholder.  Shareholders may opt out of this single mailing at any time by calling the Buffalo Funds, 1-800-49-BUFFALO (1-800-492-8332), and requesting the additional copies of Fund documents.

Timing of Requests – Your price per share for purchases and redemptions will be the NAV next computed after your request is received in good order by the Funds, their agents or an authorized financial intermediary.  All requests received in good order before the close of regular trading on the NYSE (4:00 p.m. Eastern time) will be executed at the NAV computed on the same day.  Requests received after the close of regular trading on the NYSE will receive the next business day’s NAV.

Anti-Money Laundering Policy – In compliance with the USA PATRIOT Act of 2001, please note that the Transfer Agent may verify certain information on your account application as part of the Funds’ Anti-Money Laundering Compliance Program.  As requested on the application, you must supply your full name, date of birth, social security number and permanent street address.  Mailing addresses containing only a P.O. Box will not be accepted.  Until such verification is made, the Funds may temporarily limit additional share purchases.  In addition, the Funds may limit additional share purchases or close an account if they are unable to verify your identity.  As required by law, the Funds may employ various procedures, such as comparing the information to fraud databases or requesting additional information or documentation from you, to ensure that the information supplied by you is correct.  If the Funds do not have a reasonable belief of your identity, the account will be rejected or you will not be allowed to perform a transaction on the account until such information is received.  The Funds may also reserve the right to close the account within five business days if clarifying information/documentation is not received.  Please contact the Transfer Agent at 1-800-492-8332 if you need additional assistance when completing your application.

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Householding - In an effort to decrease costs, the Funds intend to reduce the number of duplicate prospectuses and annual and semi-annual reports that you receive by sending only one copy of each to those addresses shared by two or more accounts and to shareholders that the Funds reasonably believe are from the same family or household.  If you would like to discontinue householding for your accounts, please call the Transfer Agent at 1-800-49-BUFFALO (1-800-492-8332) to request individual copies of these documents.  The Transfer Agent will begin sending individual copies within 30 days after receiving your request.  This policy does not apply to account statements.

Inactive Accounts - Your mutual fund account may be transferred to your state of residence if no activity occurs within your account during the “inactivity period” specified in your state’s abandoned property laws.  If a Fund is unable to locate you, then it will determine whether the investor’s account can legally be considered abandoned.  The Funds are legally obligated to escheat (or transfer) abandoned property to the appropriate state’s unclaimed property administrator in accordance with statutory requirements.  Your last known address of record determines which state has jurisdiction.

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Privacy Policy

This Privacy Policy has been adopted by the Buffalo Funds.  The Funds are each an open-end diversified management investment company registered under the Investment Company Act of 1940 (the “1940 Act”).

This Privacy Policy has also been adopted by KCM, an investment advisor registered with the Securities and Exchange Commission that serves as the investment advisor and manager of the Funds.

The Funds and the Advisor are collectively referred to as the “Companies,” “we,” “our” or “us.”

As a part of providing you services and products we collect non-public personally identifiable information (“Personal Information”) about you.  Some of this is information you provide and some is obtained from other sources.  In some circumstances, a necessary part of providing products and services to you requires that we disclose Personal Information about you to third parties.

We want you to understand how we handle your Personal Information.  Please read the Privacy Policy carefully.  It has information about our policies for the collection, use, disclosure, and protection of your Personal Information.  If you have any questions, you can obtain additional information from the following:

Buffalo Funds
c/o U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, Wisconsin 53201-0701
1-800-492-8332
www.buffalofunds.com

Please be aware that we periodically update or revise the Privacy Policy.  As methods of doing business change, we reflect any applicable changes in our Privacy Policy.  If you are our customer, we will send you an update as and when it occurs.

SALE/DISCLOSURE OF YOUR PERSONAL INFORMATION

We promise that we will not sell your Personal Information to any person.

Also, we will not disclose your Personal Information to any third person aside from the disclosures described below.  These disclosures generally relate to marketing or maintaining products or services provided to you.

WHAT INFORMATION DO WE COLLECT?

Personal, Financial and Product Information

To be able to offer, provide and maintain these products and services, the Companies collect a variety of Personal Information about you.  The Personal Information we collect will vary depending upon the product or service you select.  The following is a general list of the Personal Information.  Not all of the Personal Information will be collected every time you do business with us.

Personal Information

• Name	• E-mail address
• Address	• Product-Related Personal Information
• Birthdate	• Product Activity History (things you have done with your mutual funds such as deposits, transfers, redemptions, etc.)
• Phone number
• Social Security Number

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GENERAL PRIVACY PROCESSES

How do we collect Personal Information?

We use a variety of methods to collect Personal Information.  We collect Personal Information directly from you with paper forms (for example, new account and other administrative forms), over the phone or through facsimile transmissions.  We also collect Personal Information from our web site and through other electronic means.  We collect some Personal Information through joint marketing programs where we offer a product or service through another financial institution.  In some of these instances, you may be considered a customer of both entities.

Who has access to this Personal Information?

Generally, only the Companies’ staff and certain companies working on the Companies’ behalf have access to this Personal Information.

Those Working on Our Behalf

Depending on the product or service you select, there may be a number of third parties that will have access to your Personal Information since they are working on our behalf.  This access is necessary because these third parties perform a task or provide administrative services for the product you seek or have purchased from us.  If we do not share the Personal Information, we cannot provide you the product or service you requested.  In certain cases, affiliates are the entities performing such services on our behalf.

When we share Personal Information with non-affiliated companies working on our behalf, we protect your Personal Information by requiring such companies to adopt our privacy policy or have a policy providing protection similar to ours.

Required Disclosures

Certain Personal Information may also be disclosed to third parties without your consent if disclosure is necessary to comply with: 1) legal processes; 2) to protect the rights, property, or personal safety of the Funds, their shareholders or the public; 3) as part of inspections or examinations conducted by our regulatory agencies; and 4) in other situations required by law.

Joint Marketing

In certain circumstances, the Companies may jointly market a product or service with another financial institution.  In these circumstances, we have arranged to offer our products through these entities and their representatives or through electronic systems (for example, the Internet).

The Companies may make other disclosures authorized by law.

Requested Disclosures

We will disclose your Personal Information if you request it to those persons that you designate.  Examples of this are to: members of your family; registered investment advisors, attorneys and CPAs who you have retained to advise you in a transaction; and persons whom you have designated to represent you in dealings with us.

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What do we do with the Personal Information?

The Companies make use of the Personal Information to provide you with the financial products and services that we offer.

At the point that you cease being a customer, we will maintain your Personal Information and handle it just the same as our current customers.

The Companies restrict access to the Personal Information to those who need to know it for ordinary business purposes.  We also maintain physical, electronic, and procedural safeguards that comply with federal standards to guard your Personal Information.

What are your options regarding corrections of Personal Information?

Generally, upon your written request, we will make available Personal Information for your review.  Please note, Personal Information collected that relates to a disputed claim or legal proceeding will not be made available.  If you notify us that the Personal Information is incorrect, we will review it and if we agree, correct our records.  If we do not agree, you may submit a short comment, which we will include in future third party disclosures, if any occur, of Personal Information.

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Conducting Business with the Buffalo Funds

BY PHONE OR INTERNET	HOW TO OPEN AN ACCOUNT	HOW TO ADD TO AN ACCOUNT	HOW TO SELL SHARES	HOW TO EXCHANGE SHARES
1-800-49-BUFFALO
(1-800-492-8332)

www.buffalofunds.com

You must accept telephone and internet transactions on your account application or on the appropriate form.  If you call, the Funds’ representative may request personal identification and tape-record the call.

If you already have a Buffalo Fund account, you may open an account in another Buffalo Fund via exchange ($1,000 minimum). The names and registrations on the accounts must be identical.
You may make additional investments ($100 minimum) by telephone/on-line.  After the Funds receive and accept your request, the Funds will deduct from your checking account the cost of the shares.

Availability of this service is subject to approval by the Funds and the participating banks.

You may withdraw any amount up to $25,000 by telephone/on-line, provided that you have registered for this service previously.  The Funds will send money only to the address of record, via ACH or by wire.
You may exchange existing shares ($1,000 minimum exchange for new accounts) for shares in another Buffalo Fund. Shares must be exchanged into an identically-registered account(s).
BY MAIL
All Purchases and Redemptions:
Regular Mail
Buffalo Funds
c/o U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, WI 53201-0701

Registered/Overnight Mail:
Buffalo Funds
c/o U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, WI 53202-5207

Complete and sign the application that accompanies this Prospectus.  Your initial investment must meet the account minimum requirement.  Make your check payable to Buffalo Funds and be sure to indicate the name of the Fund in which you are investing.

Make your check ($100 minimum) payable to Buffalo Funds and mail it to the Funds. Always identify your account number or include the detachable investment stub (from your confirmation statement).
In a letter, include the genuine signature of each registered owner (exactly as registered and guaranteed as described on page 78) the name of each account owner, the account number and the number of shares or the dollar amount to be redeemed.  The Funds will send money only to the address of record, via ACH or by wire.

In a letter, include the genuine signature of each registered owner, the account number, the number of shares or dollar amount to be exchanged ($100 minimum into an existing account) and the name of the Buffalo Fund into which the money is being transferred.

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BY WIRE
U.S. Bank, N.A.
777 E. Wisconsin Ave.
Milwaukee, WI  53202
ABA#075000022
Credit: U.S. Bancorp Fund Services, LLC
A/C#112-952-137
Further Credit:  (Name of specific Buffalo Fund)
(Shareholder name and account number)

First, contact the Funds by phone to make arrangements with a telephone representative to send in your completed application via facsimile.  A completed application is required in advance of a wire.  Within 24 hours of receipt of the faxed application, a telephone representative will provide you with an account number and wiring instructions.  You may then contact your bank to wire funds according to the instructions you are given.  Your initial purchase will be placed as of the date the funds are received provided the funds are received before the close of the market.  If the funds are received after the close of the market, your shares will be purchased using the next business day’s closing NAV.

Wire share purchases ($100 minimum) should include the names of each account owner, your account number and the name of the Fund in which you are purchasing shares.  In order to obtain wiring instructions, and to ensure proper credit, please notify the Funds prior to sending a wire purchase order.

Redemption proceeds ($1,000 minimum) may be wired to your pre-identified bank account.  A $15 fee is charged.  If your written request is received before 4:00 P.M. (Eastern Time) the Funds will normally wire the money on the following business day.  If the Funds receive your written request after 4:00 P.M. (Eastern Time), the Funds will normally wire funds on the second business day.  Contact your bank about the time of receipt and availability.
Not applicable.
THROUGH AUTOMATIC TRANSACTION PLANS
You must authorize each type of automatic transaction on your account application or complete an authorization form, which you can obtain from the Funds by request. All registered owners must sign.	Not applicable.
Automatic Investment:

You may authorize automatic monthly or quarterly investments in a constant dollar amount ($100 minimum) from your checking account.  The Funds will draft your checking account on the same day each month or quarter in the amount you authorize via ACH.  In order to participate in the Automatic Investment Plan, your bank must be a member of the ACH system.

Systematic Redemption Plan:

You may specify a dollar amount ($50 minimum) to be withdrawn monthly or quarterly or have your shares redeemed at a rate calculated to exhaust the account at the end of a specified period.  You must own shares in an open account valued at $10,000 when you first authorize the systematic redemption plan.  You may cancel or change your plan or redeem all your shares at any time.  The Funds will continue withdrawals until your shares are gone or until the Fund or you cancel the plan.

Systematic Exchanges:

You may authorize systematic exchanges from your account ($100 minimum to an existing Buffalo Account and $1,000 to a new Buffalo account) to another Buffalo Fund.  Exchanges will be continued until all shares have been exchanged or until you terminate the service.

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Additional Information

The SAI contains additional information about the Funds and is incorporated by reference into this Prospectus.  The Funds’ annual and semi-annual reports to shareholders contain additional information about each of the Buffalo Fund’s investments and are incorporated herein by reference.  In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected each Fund’s performance during the last fiscal year.

You may obtain a free copy of these documents by calling, writing or e-mailing the Funds as shown below.  You also may call the toll-free number given below to request other information about the Funds and to make shareholder inquiries.  These documents are also available on-line at the Funds’ Internet site listed below.

You may review and copy the SAI, annual and semi-annual reports and other information about the Funds by visiting the SEC’s Public Reference Room in Washington, DC (202-551-8090) or by accessing the EDGAR database on the Commission’s Internet site at http://www.sec.gov. Copies of this information also may be obtained, upon payment of a duplicating fee, by writing to the Commission’s Public Reference Section, Washington, D.C. 20549-0102 or by sending an e-mail request to publicinfo@sec.gov.

1-800-49-BUFFALO (1-800-492-8332) Buffalo Funds c/o U.S. Bancorp Fund Services, LLC P.O. Box 701 Milwaukee, WI 53201-0701 www.buffalofunds.com	Investment Company Act file number: 811-10303